SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-4


         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

         Pre-Effective Amendment No.                                      [ ]

         Post-Effective Amendment No.        1            (333-92297)     [X]
                                         ---------         ---------

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

         Amendment No.              3       (File No. 811-7195)           [X]
                               ---------

                        (Check appropriate box or boxes)

                  AMERICAN ENTERPRISE VARIABLE ANNUITY ACCOUNT
                           (Exact Name of Registrant)

                   American Enterprise Life Insurance Company
                               (Name of Depositor)

829 AXP Financial Center, Minneapolis, MN                       55474
(Address of Depositor's Principal Executive Offices)         (Zip Code)

Depositor's Telephone Number, including Area Code         (612) 671-3678

       Mary Ellyn Minenko, 200 AXP Financial Center, Minneapolis, MN 55474
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check  appropriate box)

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485

[X] on May 1, 2000  pursuant to paragraph  (b) of Rule 485

[ ] 60 days after filing  pursuant to  paragraph  (a)(i) of Rule 485

[ ] on (date)  pursuant to paragraph (a)(i) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

May 1, 2000

AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY(SM)

INDIVIDUAL OR GROUP FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

AMERICAN ENTERPRISE VARIABLE ANNUITY ACCOUNT

Issued by: American Enterprise Life Insurance Company (American Enterprise Life)
           829 AXP Financial Center
           Minneapolis, MN 55474
           Telephone: 1-800-333-3437

This prospectus contains information that you should know before investing. You also will receive the prospectuses for:

-    American Express(R) Variable Portfolio Funds
-    AIM Variable Insurance Funds
-    Alliance Variable Products Series Fund
-    Evergreen Variable Annuity Trust
-    Fidelity Variable Insurance Products - Service Class
-    Franklin Templeton Variable Insurance Products Trust (FTVIPT)
-    MFS(R) Variable Insurance Trust(SM)
-    Putnam Variable Trust - Class IB Shares

Please read the prospectuses carefully and keep them for future reference.

The contract provides for purchase payment credits which we may reverse up to the maximum withdrawal charge under certain circumstances. Expense charges for contracts with purchase payment credits may be higher than expenses for contracts without such credits. The amount of the credit may be more than offset by any additional fees and charges associated with the credit.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting American Enterprise Life at the telephone number above or by completing and sending the order form on the last page of this prospectus. The table of contents of the SAI is on the last page of this prospectus.

TABLE OF CONTENTS
-----------------

KEY TERMS
THE CONTRACT IN BRIEF
EXPENSE SUMMARY
CONDENSED FINANCIAL INFORMATION (UNAUDITED)
FINANCIAL STATEMENTS
PERFORMANCE INFORMATION
THE VARIABLE ACCOUNT AND THE FUNDS
THE FIXED ACCOUNTS
BUYING YOUR CONTRACT
CHARGES
VALUING YOUR INVESTMENT
MAKING THE MOST OF YOUR CONTRACT
WITHDRAWALS
CHANGING OWNERSHIP
BENEFITS IN CASE OF DEATH
THE ANNUITY PAYOUT PERIOD
TAXES
VOTING RIGHTS
SUBSTITUTION OF INVESTMENTS
ABOUT THE SERVICE PROVIDERS
ADDITIONAL INFORMATION ABOUT AMERICAN ENTERPRISE LIFE
DIRECTORS AND EXECUTIVE OFFICERS
EXPERTS
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY FINANCIAL INFORMATION
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

KEY TERMS

THESE TERMS CAN HELP YOU UNDERSTAND DETAILS ABOUT YOUR CONTRACT.

ACCUMULATION UNIT -- A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT -- The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS -- An amount paid at regular intervals under one of several plans.

BENEFICIARY -- The person you designate to receive annuity benefits in case of the owner's or annuitant's death while the contract is in force and before annuity payouts begin.

CLOSE OF BUSINESS -- When the New York Stock Exchange (NYSE) closes, normally 4 p.m. Eastern time.

CONTRACT - A deferred annuity contract or a certificate showing your interest under a group annuity contract, that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE -- The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR -- A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FIXED ACCOUNTS - The one-year fixed account is an account to which you may allocate purchase payments. Amounts you allocate to this account earn interest at rates that we declare periodically. Guarantee Period Accounts are fixed accounts to which you may also allocate purchase payments. These accounts have guaranteed interest rates declared for periods ranging from two to ten years. Withdrawals from these accounts prior to the end of the term specified will receive a Market Value Adjustment, which may result in a gain or loss of principal.

FUNDS -- Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of any or all of these funds.

GUARANTEE PERIOD -- The number of years that a guaranteed interest rate is credited.

MARKET VALUE ADJUSTMENT (MVA) -- A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred prior to the end of its Guarantee Period.

OWNER (YOU, YOUR) -- The person who controls the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

PURCHASE PAYMENT CREDITS -- An addition we make to your contract value. We base the amount of the credit on total net payments (total payments less total withdrawals). We apply the credit to your contract based on your current payment.

QUALIFIED ANNUITY -- A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

- Individual Retirement Annuities (IRAs) under Section 408(b) of the Internal Revenue Code of 1986, as amended (the Code)
-    Roth IRAs under Section 408A of the Code
-    Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE -- The date when annuity payouts are scheduled to begin.

VALUATION DATE -- Any normal business day, Monday through Friday, that the NYSE is open. Each valuation date ends at the close of business. We calculate the value of each subaccount at the close of business on each valuation date.

VARIABLE ACCOUNT -- Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE -- The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

THE CONTRACT IN BRIEF
---------------------

PURPOSE: The purpose of the contract is to allow you to accumulate money for retirement. You do this by making one or more purchase payments; you may allocate your purchase payments to the fixed accounts and/or subaccounts under the contract. These accounts in turn, may earn returns that increase the value of the contract. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payouts of your contract value (less any applicable premium tax). As in the case of other annuities, it may not be advantageous for you to purchase this contract as a replacement for, or in addition to, an existing annuity.

                              A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is tax-deferred. However, the contract has features other than tax deferral that may make it an appropriate investment for your retirement plan. You should compare these features and their costs with other investment options before deciding to purchase this contract.

FREE LOOK PERIOD:             You may return your contract to your sales
                              representative or to our office within the time stated on the first page of your contract and receive a full refund of the contract value, less any purchase payment credits up to the maximum withdrawal charges. (See "Buying Your Contract -
                              Purchase payment credits.") However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made.
                              (Exception: If the law requires, we will refund all of your purchase payments.)

ACCOUNTS:                     Currently, you may allocate your purchase payments
                              among any or all of:

                              - the subaccounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (p. __)

                              - the fixed accounts, which earn interest at rates that we adjust periodically. (p. __)

BUYING YOUR CONTRACT:         Your sales representative will help you complete
                              and submit an application. Applications are subject to acceptance at our office. You may buy a nonqualified annuity or a qualified annuity. After your initial purchase payment, you have the option of making additional purchase payments in the future.

                              -    Minimum initial purchase payment (not
                                   including Systematic Investment Plans (SIPs)) -- $5,000 for contracts sold in Pennsylvania, Texas, Washington and South Carolina; and $2,000 for contracts sold in other states.

                              - Minimum additional purchase payment -- $100 ($50 for SIPs).

                              - Maximum total purchase payments (without prior approval) -- $1,000,000. (p.__ )

TRANSFERS:                    Subject to certain restrictions you currently may
                              redistribute your money among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the Guarantee Period Accounts before the end of the Guarantee Period will be subject to a MVA. You may establish automated transfers among the accounts.
                              Fixed account transfers are subject to special restrictions. (p. __)

WITHDRAWALS:                  You may withdraw all or part of your contract
                              value at any time before the retirement date. You also may establish automated partial withdrawals.
                              Withdrawals may be subject to charges and tax penalties (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences; also, certain restrictions apply. (p. __)

CHANGING OWNERSHIP:           You may change ownership of a nonqualified annuity
                              by written instruction, but this may have federal income tax consequences. Restrictions apply to changing ownership of a qualified annuity. (p. __)

BENEFITS IN CASE
OF DEATH:                     If you or the annuitant die before annuity payouts
                              begin, we will pay the beneficiary an amount at least equal to the contract value. (p. __)

ANNUITY PAYOUTS:              You can apply your contract value to an annuity
                              payout plan that begins on the retirement date.
                              You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet the requirements of the qualified plan. We can make payouts on a fixed or variable basis, or both. Total monthly payouts may include amounts from each subaccount and the one-year fixed account. During the annuity payout period, your choices for subaccounts may be limited. The Guarantee Period Accounts are not available during the payout period. (p. __)

TAXES: Generally, your contract grows tax-deferred until you make withdrawals from it or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. However, Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. (p. __)

CHARGES: We assess certain charges in connection with your contract (p. __):

                              -    $40 annual contract administrative charge;
                              -    a 0.15% variable account administrative
                                   charge;
                              -    a 0.85% mortality and expense risk fee
                                   applies (if you allocate money to one or more subaccounts) for qualified annuities;

                              -    a 1.10% mortality and expense risk fee
                                   applies (if you allocate money to one or more subaccounts) for nonqualified annuities;
                              - if you select the Maximum Anniversary Value Death Benefit Rider*, an additional 0.10% mortality and expense risk fee applies (if you allocate money to one or more subaccounts);
                              - if you select the Guaranteed Minimum Income Benefit Rider**, an annual fee based on the adjusted contract value (currently at 0.30%);
                              - if you select the Performance Credit Rider**, an annual fee of 0.15% of the contract value;
                              -    withdrawal charge;
                              - any premium taxes that may be imposed on us by state or local governments (currently, we deduct any applicable premium tax when you make a total withdrawal or when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a total withdrawal); and
                              - the operating expenses of the funds in which the subaccounts invest.

* Available if both you and the annuitant are age 79 or younger. May not be available in all states.
** You may select either the Guarantee Minimum Income Benefit Rider or the Performance Credit Rider, but not both. Riders may not be available in all states. The Guaranteed Minimum Income Benefit Rider is available if the annuitant is age 75 or younger.

EXPENSE SUMMARY

The purpose of the following information is to help you understand the various costs and expenses associated with your contract.

You pay no sales charge when you purchase your contract. We show all costs that we deduct directly from your contract or indirectly from the subaccounts and funds below. Some expenses may vary as we explain under "Charges." Please see the funds' prospectuses for more information on the operating expenses of each fund.

CONTRACT OWNER EXPENSES

     WITHDRAWAL CHARGE: contingent deferred sales charge as a percentage of purchase payment withdrawn.

            YEARS FROM PURCHASE          WITHDRAWAL CHARGE
              PAYMENT RECEIPT                PERCENTAGE
                     1                           8%
                     2                           8
                     3                           7
                     4                           7
                     5                           6
                     6                           5
                     7                           3
                Thereafter                       0

     WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E - PAYOUTS FOR A SPECIFIED
     PERIOD: The amount equal to the difference in the present value of remaining payments using the assumed investment rate and such present value using the assumed investment rate plus 1.36% under a qualified annuity and 1.61% under a nonqualified annuity. This withdrawal charge cannot be greater than 9% of the amount available for payouts under the Plan.

     ANNUAL CONTRACT ADMINISTRATIVE CHARGE                       $40*
* We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

     GUARANTEED MINIMUM INCOME BENEFIT RIDER** FEE:
     as a percentage of the adjusted contract value
     charged annually. This is an optional expense.              0.30%

     PERFORMANCE CREDIT RIDER** FEE:
     as a percentage of the contract value.                      0.15%

** You may select either the Guarantee Minimum Income Benefit Rider or the Performance Credit Rider, but not both. Riders may not be available in all states. The Guaranteed Minimum Income Benefit Rider is available if the annuitant is age 75 or younger.

ANNUAL VARIABLE ACCOUNT EXPENSES (as a percentage of average subaccount value)

You can choose the death benefit guarantee provided. The combination you choose determines the fees you pay. The table below shows the combinations available to you and their cost.

------------------------------------------------------------- ------------------------- ---------------------------
                                                                QUALIFIED ANNUITIES           NON-QUALIFIED
                                                                                                ANNUITIES
------------------------------------------------------------- ------------------------- ---------------------------
     VARIABLE ACCOUNT ADMINISTRATIVE CHARGE                            0.15%                      0.15%
------------------------------------------------------------- ------------------------- ---------------------------
     MORTALITY AND EXPENSE RISK FEE                                    0.85%                      1.10%
------------------------------------------------------------- ------------------------- ---------------------------
     MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT RIDER FEE AS
     PART OF THE MORTALITY AND EXPENSE RISK FEE (OPTIONAL)             0.10%                      0.10%
------------------------------------------------------------- ------------------------- ---------------------------
     TOTAL ANNUAL VARIABLE ACCOUNT EXPENSES WITHOUT ANY
     OPTIONAL RIDER FEES                                               1.00%                      1.25%
------------------------------------------------------------- ------------------------- ---------------------------
     TOTAL ANNUAL VARIABLE ACCOUNT EXPENSE WITH THE MAXIMUM
     ANNIVERSARY VALUE DEATH BENEFIT RIDER FEE                         1.10%                      1.35%
------------------------------------------------------------- ------------------------- ---------------------------

ANNUAL OPERATING EXPENSES OF THE FUNDS (after fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

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                                                                             MANAGEMENT     12b-1       OTHER
                                                                                FEES         FEES     EXPENSES         TOTAL
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AXP(SM) VARIABLE PORTFOLIO -
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   Cash Management Fund                                                        .51%          .13         .05         .69%(1)
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   Federal Income Fund                                                         .61%          .13         .14         .88%(2)
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   Managed Fund                                                                .59%          .13         .04         .76%(1)
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   New Dimensions Fund(R)                                                      .61%          .13         .07         .81%(1)
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   S&P 500 Index Fund                                                          .37%          .13         --          .50%(2)
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   Small Cap Advantage Fund                                                    .79%          .13         .31        1.23%(2)
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AIM V.I.
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   Capital Appreciation Fund                                                   .62%          --          .11         .73%(3)
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   Dent Demographic Trends Fund                                                .85%          --          .55        1.40%(4)
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   Value Fund                                                                  .61%          --          .15         .76%(3)
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ALLIANCE VP
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   Growth & Income Portfolio (Class B)                                         .63%          .25         .09         .97%(5)
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   Premier Growth Portfolio (Class B)                                         1.00%          .25         .04        1.29%(5)
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   Technology Portfolio (Class B)                                              .71%          .25         .24        1.20%(5)
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EVERGREEN VA
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   Global Leaders Fund                                                         .68%          --          .33        1.01%(6)
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   Growth and Income Fund                                                      .80%          --          .21        1.01%(6)
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   Masters Fund                                                                .37%          --          .63        1.00%(6)
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   Omega Fund                                                                  .52%          --          .44         .96%(6)
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   Small Cap Value Fund                                                        .51%          --          .50        1.01%(6)
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   Strategic Income Fund                                                       .52%          --          .32         .84%(6)
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FIDELITY VIP
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   III Mid Cap Portfolio (Service Class)                                       .57%          .10         .40        1.07%(7)
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   Contrafund(R) Portfolio (Service Class)                                     .58%          .10         .10         .78%(8)
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   High Income Portfolio (Service Class)                                       .58%          .10         .11         .79%(8)
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FTVIPT
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   Franklin Small Cap Fund - Class 2                                           .55%          .25         .27        1.07%(9,10)
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   Mutual Shares Securities Fund - Class 2                                     .60%          .25         .19        1.04%(9,11)
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   Templeton Developing Markets Securities Fund - Class 2                     1.25%          .25         .31        1.81%(9,12)
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   Templeton International Securities Fund - Class 2                           .69%          .25         .19        1.13%(9,13)
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MFS(R) VIT
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   Growth Series - Service Class                                               .75%          .20         .16        1.11%(14,15,16)
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   New Discovery Series - Service Class                                        .90%          .20         .17        1.27%(14,15,16)
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   Total Return Series - Service Class                                         .75%          .20         .15        1.10%(14,15)
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PUTNAM VARIABLE TRUST
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   Putnam VT Growth and Income Fund - Class IB Shares                          .46%          .15         .04         .65%(3)
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   Putnam VT International New Opportunities Fund - Class IB Shares           1.08%          .15         .33        1.56%(3)
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   Putnam VT Vista Fund - Class IB Shares                                      .65%          .15         .10         .90%(3)
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(1) The fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31, 1999 restated to include a Rule 12b-1 distribution fee of .125% that went into effect Sept. 21, 1999.

(2) Based on estimated expenses after fee waivers and expense reimbursements. Without fee waivers and expense reimbursements "Other Expenses" and "Total" would be: 0.26% and 1.00% for AXP(SM) Variable Portfolio - Federal Income Fund, and 0.43% and 1.35% for AXP(SM) Variable Portfolio - Small Cap Advantage Fund.

(3) Figures in "Management Fees," "12b-1 Fees," "Other Expenses" and "Total" are based on actual expenses for the fiscal year ended Dec. 31, 1999.

(4) Calculated based on estimated net assets.

(5) Figures in "Management Fees," "12b-1 Fees," "Other Expenses," and "Total" are based on actual expenses for the fiscal period ended Dec. 31, 1999. Absent fee waivers and expense reimbursements "Management Fees," "12b-1 Fees," "Other Expenses" and "Total" would be, respectively, 1.00%, 0.25%, 0.27% and 1.52% for Alliance Technology Portfolio.

(6) Annualized operating expenses for the Evergreen Funds at Dec. 31, 1999, restated to reflect current fees. If the underlying funds had borne all expenses that were assumed or waived by the investment advisor, the ratios for "Management Fees," "Other Expenses," and "Total" respectively would have been as follows: Evergreen VA Global Leaders Fund: 0.83%, 0.33%, 1.20%; Evergreen VA Growth and Income Fund: 0.87%, 0.21%, 1.08%; Evergreen VA Masters Fund: 0.87%, 0.63%, 1.50%; Evergreen VA Omega Fund: 0.52%, 0.44%, 0.96%; Evergreen VA Small Cap Value Fund: 0.87%, 0.50%, 1.37%; and Evergreen VA Strategic Income Fund:
0.52%, 0.32%, 0.84%.

(7) FMR agreed to reimburse a portion of Mid Cap Portfolio's expenses during the period. Without this reimbursement, the Portfolio's management fee, distribution & service fee (12b-1), other expenses and total expenses would have been 0.57%, 0.10%, 2.74% and 3.41% respectively.

(8) A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, through arrangements with certain funds' custodians, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable funds' expenses. With these reductions, the "Other Expenses," and "Total" presented in the table would have been 0.07% and 0.75% for Contrafund(R) Portfolio.

(9) The fund's class 2 distribution plan or "Rule 12b-1 plan" is described in the fund's prospectus.

(10) On Feb 8, 2000, a merger and reorganization was approved that combined the assets of the fund with a similar fund of the Templeton Variable products Series Fund, effective May 1, 2000. On Feb. 8, 2000, fund shareholders approved new management fees, which apply to the combined fund effective May 1, 2000. The table shows restated total expenses based on the new fees and assets of the fund as of Dec. 31, 1999, and not the assets of the combined fund. However, if the table reflected both the new fees and the combined assets, the fund's expenses after May 1, 2000 would be estimated as: "Management Fees" 0.55%, "12b-1 Fees" 0.25%, "Other Expenses" 0.27%, and "Total" 1.07%.

(11) On Feb. 8, 2000 a merger and reorganization was approved that combined the fund with a similar fund of Templeton Variable Products Series Fund, effective May 1, 2000. The table shows total expenses based on the fund's assets as of Dec. 31, 1999, and not the assets of the combined fund. However, if the table reflected combined assets, the fund's expenses after May 1, 2000 would be estimated as: "Management Fees" 0.60%, "12b-1 Fees" 0.25%, "Other Expenses" 0.19%, and "Total" 1.04%.

(12) Previously Templeton Developing Markets Fund. On Feb 8, 2000, shareholders approved a merger and reorganization combined the fund with the Templeton Developing Markets Equity Fund, effective May 1, 2000. The shareholders of that fund had approved new management fees, which apply to the combined fund effective May 1, 2000. The table shows restated total expenses based on the new fees and assets of the fund as of Dec. 31, 1999, and not the assets of the combined fund. However, if the table reflected both the new fees and the combined assets, the fund's expenses after May 1, 2000 would be estimated as:
"Management Fees" 1.25%, "12b-1 Fees" 0.25%, "Other Expenses" 0.29%, and "Total" 1.79%. The fund's class 2 distribution plan or "Rule 12b-1 plan" is described in the fund's prospectus. While the maximum amount payable under the fund's class 2 Rule 12b-1 plan is 0.35% per year of the fund's average daily net assets, the Board of Trustees of Franklin Templeton Variable Insurance Products Trust has set the current rate at 0.25% per year.

(13) Previously Templeton International Fund. Feb 8, 2000, shareholders approved a merger and reorganization combined the fund with the Templeton International Equity Fund, effective May 1, 2000. The shareholders of that fund had approved new management fees, which apply to the combined fund effective May 1, 2000. The table shows restated total expenses based on the new fees and assets of the fund as of Dec. 31, 1999, and not the assets of the combined fund. However, if the table reflected both the new fees and the combined assets, the fund's expenses after May 1, 2000 would be estimated as: "Management Fees" 0.65%, "12b-1 Fees" 0.25%, "Other Expenses" 0.20%, and "Total" 1.10%

(14) Each Series has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sales and distribution of service class shares (these fees are referred to as distribution fees).

(15) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The series may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, Net Expenses would be lower, and for service class shares would be estimated to be:
1.10% for Growth Series, 1.25% for New Discovery Series and 1.09% for Total Return Series.

(16) MFS has contractually agreed, subject to reimbursement, to bear expenses for the series' expenses such that "Other Expenses" (after taking into account the expense offset arrangement described above), do not exceed 0.15% annually. Without this agreement, "Other Expenses" and "Total" would be 0.71%and 1.66% for Growth Series and 1.59% and 2.69% for New Discovery Series. These contractual fee arrangements will continue until at least May 1, 2001, unless changed with the consent of the board of trustees which oversees the series.

EXAMPLES: *

You would pay the following expenses on a $1,000 investment if you have a qualified annuity without any optional riders and assuming a 5% annual return and....

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                                                  A TOTAL WITHDRAWAL AT THE        NO WITHDRAWAL OR SELECTION OF AN ANNUITY
                                                   END OF EACH TIME PERIOD        PAYOUT PLAN AT THE END OF EACH TIME PERIOD
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                                                  1 YEAR            3 YEARS               1 YEAR                3 YEARS
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AXP(SM) VARIABLE PORTFOLIO -
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   Cash Management Fund                            $98.35           $126.80               $18.35                $56.80
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   Federal Income Fund                             100.30            132.71                20.30                 62.71
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   Managed Fund                                     99.07            128.98                19.07                 58.98
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   New Dimensions Fund(R)                           99.58            130.54                19.58                 60.54
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   S&P 500 Index Fund                               96.40            120.87                16.40                 50.87
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   Small Cap Advantage Fund                        103.88            143.54                23.88                 73.54
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AIM V.I.
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   Capital Appreciation Fund                        98.76            128.05                18.76                 58.05
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   Dent Demographic Trends Fund                    105.63            148.76                25.63                 78.76
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   Value Fund                                       99.07            128.98                19.07                 58.98
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ALLIANCE VP
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   Growth & Income Portfolio (Class B)             101.22            135.50                21.22                 65.50
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   Premier Growth Portfolio (Class B)              104.50            145.38                24.50                 75.38
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   Technology Portfolio (Class B)                  103.58            142.61                23.58                 72.61
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EVERGREEN VA
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   Global Leaders Fund                             101.63            136.74                21.63                 66.74
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   Growth and Income Fund                          101.63            136.74                21.63                 66.74
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   Masters Fund                                    101.53            136.43                21.53                 66.43
------------------------------------------------------------------------------------------------------------------------------------
   Omega Fund                                      101.12            135.19                21.12                 65.19
------------------------------------------------------------------------------------------------------------------------------------
   Small Cap Value Fund                            101.63            136.74                21.63                 66.74
------------------------------------------------------------------------------------------------------------------------------------
   Strategic Income Fund                            99.89            131.47                19.89                 61.47
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP
------------------------------------------------------------------------------------------------------------------------------------
   III Mid Cap Portfolio (Service Class)           102.24            138.60                22.24                 68.60
------------------------------------------------------------------------------------------------------------------------------------
   Contrafund(R) Portfolio (Service Class)          99.27            129.60                19.27                 59.60
------------------------------------------------------------------------------------------------------------------------------------
   High Income Portfolio (Service Class)            99.37            129.92                19.37                 59.92
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT
------------------------------------------------------------------------------------------------------------------------------------
   Franklin Small Cap Fund - Class 2               102.24            138.60                22.24                 68.60
------------------------------------------------------------------------------------------------------------------------------------
   Mutual Shares Securities Fund - Class 2         101.94            137.67                21.94                 67.67
------------------------------------------------------------------------------------------------------------------------------------
   Templeton Developing Markets Securities         109.83            161.30                29.83                 91.30
   Fund - Class 2
------------------------------------------------------------------------------------------------------------------------------------
   Templeton International Securities Fund         102.86            140.45                22.86                 70.45
   - Class 2
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT
------------------------------------------------------------------------------------------------------------------------------------
   Growth Series - Service Class                   102.65            139.83                22.65                 69.83
------------------------------------------------------------------------------------------------------------------------------------
   New Discovery Series - Service Class            104.29            144.77                24.29                 74.77
------------------------------------------------------------------------------------------------------------------------------------
   Total Return Series - Service Class             102.55            139.52                22.55                 69.52
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VARIABLE TRUST
------------------------------------------------------------------------------------------------------------------------------------
   Putnam VT Growth and Income Fund - Class         97.94            125.56                17.94                 55.56
   IB Shares
------------------------------------------------------------------------------------------------------------------------------------
   Putnam VT International New                     107.27            153.67                27.27                 83.67
   Opportunities Fund - Class IB Shares
------------------------------------------------------------------------------------------------------------------------------------
   Putnam VT Vista Fund - Class IB Shares          100.50            133.33                20.50                 63.33
------------------------------------------------------------------------------------------------------------------------------------

You would pay the following expenses on a $1,000 investment if you have a qualified annuity with the optional 0.10% Maximum Anniversary Value Death Benefit Rider, 0.30% Guaranteed Minimum Income Benefit Rider and assuming a 5%
annual return and....

------------------------------------------------------------------------------------------------------------------------------------
                                                   A TOTAL WITHDRAWAL AT THE        NO WITHDRAWAL OR SELECTION OF AN ANNUITY
                                                    END OF EACH TIME PERIOD        PAYOUT PLAN AT THE END OF EACH TIME PERIOD
------------------------------------------------------------------------------------------------------------------------------------
                                                   1 YEAR            3 YEARS               1 YEAR                3 YEARS
------------------------------------------------------------------------------------------------------------------------------------
AXP(SM) VARIABLE PORTFOLIO -
------------------------------------------------------------------------------------------------------------------------------------
   Cash Management Fund                            $102.45           $139.21               $22.45                  $69.21
------------------------------------------------------------------------------------------------------------------------------------
   Federal Income Fund                              104.40            145.07                24.40                   75.07
------------------------------------------------------------------------------------------------------------------------------------
   Managed Fund                                     103.17            141.38                23.17                   71.38
------------------------------------------------------------------------------------------------------------------------------------
   New Dimensions Fund(R)                           103.68            142.92                23.68                   72.92
------------------------------------------------------------------------------------------------------------------------------------
   S&P 500 Index Fund                               100.50            133.33                20.50                   63.33
------------------------------------------------------------------------------------------------------------------------------------
   Small Cap Advantage Fund                         107.98            155.81                27.98                   85.81
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I.
------------------------------------------------------------------------------------------------------------------------------------
   Capital Appreciation Fund                        102.86            140.45                22.86                   70.45
------------------------------------------------------------------------------------------------------------------------------------
   Dent Demographic Trends Fund                     109.73            161.00                29.73                   91.00
------------------------------------------------------------------------------------------------------------------------------------
   Value Fund                                       103.17            141.38                23.17                   71.38
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCE VP
------------------------------------------------------------------------------------------------------------------------------------
   Growth & Income Portfolio (Class B)              105.32            147.84                25.32                   77.84
------------------------------------------------------------------------------------------------------------------------------------
   Premier Growth Portfolio (Class B)               108.60            157.64                28.60                   87.64
------------------------------------------------------------------------------------------------------------------------------------
   Technology Portfolio (Class B)                   107.68            154.89                27.68                   84.89
------------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA
------------------------------------------------------------------------------------------------------------------------------------
   Global Leaders Fund                              105.73            149.07                25.73                   79.07
------------------------------------------------------------------------------------------------------------------------------------
   Growth and Income Fund                           105.73            149.07                25.73                   79.07
------------------------------------------------------------------------------------------------------------------------------------
   Masters Fund                                     105.63            148.76                25.63                   78.76
------------------------------------------------------------------------------------------------------------------------------------
   Omega Fund                                       105.22            147.54                25.22                   77.54
------------------------------------------------------------------------------------------------------------------------------------
   Small Cap Value Fund                             105.73            149.07                25.73                   79.07
------------------------------------------------------------------------------------------------------------------------------------
   Strategic Income Fund                            103.99            143.84                23.99                   73.84
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP
------------------------------------------------------------------------------------------------------------------------------------
   III Mid Cap Portfolio (Service Class)            106.34            150.91                26.34                   80.91
------------------------------------------------------------------------------------------------------------------------------------
   Contrafund(R) Portfolio (Service Class)          103.37            141.99                23.37                   71.99
------------------------------------------------------------------------------------------------------------------------------------
   High Income Portfolio (Service Class)            103.47            142.30                23.47                   72.30
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT
------------------------------------------------------------------------------------------------------------------------------------
   Franklin Small Cap Fund - Class 2                106.34            150.91                26.34                   80.91
------------------------------------------------------------------------------------------------------------------------------------
   Mutual Shares Securities Fund - Class 2          106.04            149.99                26.04                   79.99
------------------------------------------------------------------------------------------------------------------------------------
   Templeton Developing Markets Securities          113.93            173.43                33.93                  103.43
   Fund - Class 2
------------------------------------------------------------------------------------------------------------------------------------
   Templeton International Securities Fund -        106.96            152.75                26.96                   82.75
   Class 2
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT
------------------------------------------------------------------------------------------------------------------------------------
   Growth Series - Service Class                    106.75            152.14                26.75                   82.14
------------------------------------------------------------------------------------------------------------------------------------
   New Discovery Series - Service Class             108.39            157.03                28.39                   87.03
------------------------------------------------------------------------------------------------------------------------------------
   Total Return Series - Service Class              106.65            151.83                26.65                   81.83
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VARIABLE TRUST
------------------------------------------------------------------------------------------------------------------------------------
   Putnam VT Growth and Income Fund - Class         102.04            137.98                22.04                   67.98
   IB Shares
------------------------------------------------------------------------------------------------------------------------------------
   Putnam VT International New Opportunities        111.37            165.86                31.37                   95.86
   Fund - Class IB Shares
------------------------------------------------------------------------------------------------------------------------------------
   Putnam VT Vista Fund - Class IB Shares           104.60            145.69                24.60                   75.69
------------------------------------------------------------------------------------------------------------------------------------

You would pay the following expenses on a $1,000 investment if you have a nonqualified annuity without any optional riders and assuming a 5% annual return and....

------------------------------------------------------------------------------------------------------------------------------------
                                                   A TOTAL WITHDRAWAL AT THE        NO WITHDRAWAL OR SELECTION OF AN ANNUITY
                                                    END OF EACH TIME PERIOD        PAYOUT PLAN AT THE END OF EACH TIME PERIOD
------------------------------------------------------------------------------------------------------------------------------------
                                                   1 YEAR            3 YEARS               1 YEAR                3 YEARS
------------------------------------------------------------------------------------------------------------------------------------
AXP(SM) VARIABLE PORTFOLIO -
------------------------------------------------------------------------------------------------------------------------------------
   Cash Management Fund                            $100.91           $134.57               $20.91                  $64.57
------------------------------------------------------------------------------------------------------------------------------------
   Federal Income Fund                              102.86            140.45                22.86                   70.45
------------------------------------------------------------------------------------------------------------------------------------
   Managed Fund                                     101.63            136.74                21.63                   66.74
------------------------------------------------------------------------------------------------------------------------------------
   New Dimensions Fund(R)                           102.14            138.29                22.14                   68.29
------------------------------------------------------------------------------------------------------------------------------------
   S&P 500 Index Fund                                98.96            128.67                18.96                   58.67
------------------------------------------------------------------------------------------------------------------------------------
   Small Cap Advantage Fund                         106.45            151.22                26.45                   81.22
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I.
------------------------------------------------------------------------------------------------------------------------------------
   Capital Appreciation Fund                        101.32            135.81                21.32                   65.81
------------------------------------------------------------------------------------------------------------------------------------
   Dent Demographic Trends Fund                     108.19            156.42                28.19                   86.42
------------------------------------------------------------------------------------------------------------------------------------
   Value Fund                                       101.63            136.74                21.63                   66.74
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCE VP
------------------------------------------------------------------------------------------------------------------------------------
   Growth & Income Portfolio (Class B)              103.78            143.23                23.78                   73.23
------------------------------------------------------------------------------------------------------------------------------------
   Premier Growth Portfolio (Class B)               107.06            153.06                27.06                   83.06
------------------------------------------------------------------------------------------------------------------------------------
   Technology Portfolio (Class B)                   106.14            150.30                26.14                   80.30
------------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA
------------------------------------------------------------------------------------------------------------------------------------
   Global Leaders Fund                              104.19            144.46                24.19                   74.46
------------------------------------------------------------------------------------------------------------------------------------
   Growth and Income Fund                           104.19            144.46                24.19                   74.46
------------------------------------------------------------------------------------------------------------------------------------
   Masters Fund                                     104.09            144.15                24.09                   74.15
------------------------------------------------------------------------------------------------------------------------------------
   Omega Fund                                       103.68            142.92                23.68                   72.92
------------------------------------------------------------------------------------------------------------------------------------
   Small Cap Value Fund                             104.19            144.46                24.19                   74.46
------------------------------------------------------------------------------------------------------------------------------------
   Strategic Income Fund                            102.45            139.21                22.45                   69.21
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP
------------------------------------------------------------------------------------------------------------------------------------
   III Mid Cap Portfolio (Service Class)            104.81            146.31                24.81                   76.31
------------------------------------------------------------------------------------------------------------------------------------
   Contrafund(R) Portfolio (Service Class)          101.83            137.36                21.83                   67.36
------------------------------------------------------------------------------------------------------------------------------------
   High Income Portfolio (Service Class)            101.94            137.67                21.94                   67.67
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT
------------------------------------------------------------------------------------------------------------------------------------
   Franklin Small Cap Fund - Class 2                104.81            146.31                24.81                   76.31
------------------------------------------------------------------------------------------------------------------------------------
   Mutual Shares Securities Fund - Class 2          104.50            145.38                24.50                   75.38
------------------------------------------------------------------------------------------------------------------------------------
   Templeton Developing Markets Securities          112.39            168.89                32.39                   98.89
   Fund - Class 2
------------------------------------------------------------------------------------------------------------------------------------
   Templeton International Securities Fund -        105.42            148.15                25.42                   78.15
   Class 2
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT
------------------------------------------------------------------------------------------------------------------------------------
   Growth Series - Service Class                    105.22            147.54                25.22                   77.54
------------------------------------------------------------------------------------------------------------------------------------
   New Discovery Series - Service Class             106.86            152.44                26.86                   82.44
------------------------------------------------------------------------------------------------------------------------------------
   Total Return Series - Service Class              105.11            147.23                25.11                   77.23
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VARIABLE TRUST
------------------------------------------------------------------------------------------------------------------------------------
   Putnam VT Growth and Income Fund - Class         100.50            133.33                20.50                   63.33
   IB Shares
------------------------------------------------------------------------------------------------------------------------------------
   Putnam VT International New Opportunities        109.83            161.30                29.83                   91.30
   Fund - Class IB Shares
------------------------------------------------------------------------------------------------------------------------------------
   Putnam VT Vista Fund - Class IB Shares           103.06            141.07                23.06                   71.07
------------------------------------------------------------------------------------------------------------------------------------

You would pay the following expenses on a $1,000 investment if you have a nonqualified annuity with the optional 0.10% Maximum Anniversary Value Death Benefit Rider, 0.30% Guaranteed Minimum Income Benefit Rider and assuming a 5%
annual return and....

------------------------------------------------------------------------------------------------------------------------------------
                                                   A TOTAL WITHDRAWAL AT THE        NO WITHDRAWAL OR SELECTION OF AN ANNUITY
                                                    END OF EACH TIME PERIOD        PAYOUT PLAN AT THE END OF EACH TIME PERIOD
------------------------------------------------------------------------------------------------------------------------------------
                                                   1 YEAR            3 YEARS               1 YEAR                3 YEARS
------------------------------------------------------------------------------------------------------------------------------------
AXP(SM) VARIABLE PORTFOLIO -
------------------------------------------------------------------------------------------------------------------------------------
   Cash Management Fund                            $105.01           $146.92               $25.01                  $76.92
------------------------------------------------------------------------------------------------------------------------------------
   Federal Income Fund                              106.96            152.75                26.96                   82.75
------------------------------------------------------------------------------------------------------------------------------------
   Managed Fund                                     105.73            149.07                25.73                   79.07
------------------------------------------------------------------------------------------------------------------------------------
   New Dimensions Fund(R)                           106.24            150.61                26.24                   80.61
------------------------------------------------------------------------------------------------------------------------------------
   S&P 500 Index Fund                               103.06            141.07                23.06                   71.07
------------------------------------------------------------------------------------------------------------------------------------
   Small Cap Advantage Fund                         110.55            163.43                30.55                   93.43
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I.
------------------------------------------------------------------------------------------------------------------------------------
   Capital Appreciation Fund                        105.42            148.15                25.42                   78.15
------------------------------------------------------------------------------------------------------------------------------------
   Dent Demographic Trends Fund                     112.29            168.59                32.29                   98.59
------------------------------------------------------------------------------------------------------------------------------------
   Value Fund                                       105.73            149.07                25.73                   79.07
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCE VP
------------------------------------------------------------------------------------------------------------------------------------
   Growth & Income Portfolio (Class B)              107.88            155.50                27.88                   85.50
------------------------------------------------------------------------------------------------------------------------------------
   Premier Growth Portfolio (Class B)               111.16            165.25                31.16                   95.25
------------------------------------------------------------------------------------------------------------------------------------
   Technology Portfolio (Class B)                   110.24            162.52                30.24                   92.52
------------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA
------------------------------------------------------------------------------------------------------------------------------------
   Global Leaders Fund                              108.29            156.73                28.29                   86.73
------------------------------------------------------------------------------------------------------------------------------------
   Growth and Income Fund                           108.29            156.73                28.29                   86.73
------------------------------------------------------------------------------------------------------------------------------------
   Masters Fund                                     108.19            156.42                28.19                   86.42
------------------------------------------------------------------------------------------------------------------------------------
   Omega Fund                                       107.78            155.20                27.78                   85.20
------------------------------------------------------------------------------------------------------------------------------------
   Small Cap Value Fund                             108.29            156.73                28.29                   86.73
------------------------------------------------------------------------------------------------------------------------------------
   Strategic Income Fund                            106.55            151.52                26.55                   81.52
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP
------------------------------------------------------------------------------------------------------------------------------------
   III Mid Cap Portfolio (Service Class)            108.91            158.56                28.91                   88.56
------------------------------------------------------------------------------------------------------------------------------------
   Contrafund(R) Portfolio (Service Class)          105.93            149.68                25.93                   79.68
------------------------------------------------------------------------------------------------------------------------------------
   High Income Portfolio (Service Class)            106.04            149.99                26.04                   79.99
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT
------------------------------------------------------------------------------------------------------------------------------------
   Franklin Small Cap Fund - Class 2                108.91            158.56                28.91                   88.56
------------------------------------------------------------------------------------------------------------------------------------
   Mutual Shares Securities Fund - Class 2          108.60            157.64                28.60                   87.64
------------------------------------------------------------------------------------------------------------------------------------
   Templeton Developing Markets Securities          116.49            180.96                36.49                  110.96
   Fund - Class 2
------------------------------------------------------------------------------------------------------------------------------------
   Templeton International Securities Fund -        109.52            160.39                29.52                   90.39
   Class 2
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT
------------------------------------------------------------------------------------------------------------------------------------
   Growth Series - Service Class                    109.32            159.78                29.32                   89.78
------------------------------------------------------------------------------------------------------------------------------------
   New Discovery Series - Service Class             110.96            164.64                30.96                   94.64
------------------------------------------------------------------------------------------------------------------------------------
   Total Return Series - Service Class              109.21            159.47                29.21                   89.47
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VARIABLE TRUST
------------------------------------------------------------------------------------------------------------------------------------
   Putnam VT Growth and Income Fund - Class         104.60            145.69                24.60                   75.69
   IB Shares
------------------------------------------------------------------------------------------------------------------------------------
   Putnam VT International New Opportunities        113.93            173.43                33.93                  103.43
   Fund - Class IB Shares
------------------------------------------------------------------------------------------------------------------------------------
   Putnam VT Vista Fund - Class IB Shares           107.16            153.36                27.16                   83.36
------------------------------------------------------------------------------------------------------------------------------------

*In these examples, the $40 contract administrative charge is approximated as a 0.100% charge based on our estimated average contract size. Premium taxes imposed by some state and local governments are not reflected in these examples. We entered into certain arrangements under which we are compensated by the funds' advisors and/or distributors for the administrative services we provide to the funds.

YOU SHOULD NOT CONSIDER THESE EXAMPLES AS REPRESENTATIONS OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

CONDENSED FINANCIAL INFORMATION (UNAUDITED)

The following tables give per-unit information about the financial history for each subaccount. We have not provided this information for some of the subaccounts because they are new and do not have any history.

YEAR ENDED DEC. 31,
                                                              1999
SUBACCOUNT PCMG1(1) (INVESTING IN SHARES OF AXP(SM) VARIABLE PORTFOLIO -- CASH
MANAGEMENT FUND)

Accumulation unit                                            $1.00
value at beginning
of period

Accumulation unit value                                      $1.01
at end of period

Number of accumulation                                         260
units outstanding at end
of period

Ratio of operating                                           1.25%
expense to average
net assets

Simple yield(3)                                              4.62%

Compound yield(3)                                            4.73%

SUBACCOUNT PMGD1(1) (INVESTING IN SHARES OF AXP(SM) VARIABLE PORTFOLIO --
MANAGED FUND)

Accumulation unit                                            $1.00
value at beginning
of period

Accumulation unit value                                      $1.08
at end of period

Number of accumulation                                         259
units outstanding at end
of period

Ratio of operating                                           1.25%
expense to average
net assets

SUBACCOUNT PNDM1(1) (INVESTING IN SHARES OF AXP(SM) VARIABLE PORTFOLIO -- NEW
DIMENSIONS FUND(R))

Accumulation unit                                            $1.00
value at beginning
of period

Accumulation unit value                                      $1.15
at end of period

Number of accumulation                                         257
units outstanding at end
of period

Ratio of operating                                           1.25%
expense to average
net assets

SUBACCOUNT PSCA1(1) (INVESTING IN SHARES OF AXP(SM) VARIABLE PORTFOLIO -- SMALL
CAP ADVANTAGE FUND)

Accumulation unit                                            $1.00
value at beginning
of period

Accumulation unit value                                      $1.11
at end of period

Number of accumulation                                         254
units outstanding at end
of period

Ratio of operating                                           1.25%
expense to average
net assets

SUBACCOUNT PCAP1(2) (INVESTING IN SHARES OF AIM V.I. CAPITAL APPRECIATION FUND)

Accumulation unit                                            $1.00
value at beginning
of period

Accumulation unit value                                      $1.26
at end of period

Number of accumulation                                         251
units outstanding at end
of period

Ratio of operating                                           1.25%
expense to average
net assets

SUBACCOUNT PVAL1(2) (INVESTING IN SHARES OF AIM V.I. VALUE FUND)

Accumulation unit                                            $1.00
value at beginning
of period

Accumulation unit value                                      $1.11
at end of period

Number of accumulation                                         258
units outstanding at end
of period

Ratio of operating                                           1.25%
expense to average
net assets

SUBACCOUNT PMDC1(2) (INVESTING IN SHARES OF FIDELITY VIP III MID CAP PORTFOLIO -
SERVICE CLASS)

Accumulation unit                                            $1.00
value at beginning
of period

Accumulation unit value                                      $1.24
at end of period

Number of accumulation                                         188
units outstanding at end
of period

Ratio of operating                                           1.25%
expense to average
net assets

SUBACCOUNT PSMC1(2) (INVESTING IN SHARES OF FTVIPT FRANKLIN SMALL CAP FUND -
CLASS 2)

Accumulation unit                                            $1.00
value at beginning
of period

Accumulation unit value                                      $1.43
at end of period

Number of accumulation                                         243
units outstanding at end
of period

Ratio of operating                                           1.25%
expense to average
net assets

SUBACCOUNT PMSS1(2) (INVESTING IN SHARES OF FTVIPT MUTUAL SHARES SECURITIES
FUND - CLASS 2)

Accumulation unit                                            $1.00
value at beginning
of period

Accumulation unit value                                      $1.03
at end of period

Number of accumulation                                         260
units outstanding at end
of period

Ratio of operating                                           1.25%
expense to average
net assets

SUBACCOUNT PNDS1(2) (INVESTING IN SHARES OF MFS(R) VIT NEW DISCOVERY SERIES)

Accumulation unit                                            $1.00
value at beginning
of period

Accumulation unit value                                      $1.43
at end of period

Number of accumulation                                         238
units outstanding at end
of period

Ratio of operating                                           1.25%
expense to average
net assets

SUBACCOUNT PTRS1(2) (INVESTING IN SHARES OF MFS(R) VIT TOTAL RETURN SERIES)

Accumulation unit                                            $1.00
value at beginning
of period

Accumulation unit value                                      $1.00
at end of period

Number of accumulation                                         259
units outstanding at end
of period

Ratio of operating                                           1.25%
expense to average
net assets

SUBACCOUNT PGIN1(2) (INVESTING IN SHARES OF PUTNAM VT GROWTH AND INCOME FUND -
CLASS IB SHARES)

Accumulation unit                                            $1.00
value at beginning
of period

Accumulation unit value                                      $0.97
at end of period

Number of accumulation                                         262
units outstanding at end
of period

Ratio of operating                                           1.25%
expense to average
net assets

(1) Operations commenced on Nov. 10, 1999.
(2) Operations commenced on Nov. 9, 1999.

FINANCIAL STATEMENTS

You can find the audited financial statements of the subaccounts with financial history in the SAI. The SAI does not include the audited financial statements for some of the subaccounts because they are new and do not have any assets. You can find our audited financial statements later in this prospectus.

PERFORMANCE INFORMATION

Performance information for the subaccounts may appear from time to time in advertisements or sales literature. This information reflects the performance of a hypothetical investment in a particular subaccount during a specified time period. We show actual performance from the date the subaccounts began investing in the funds. Currently, we do not provide any performance information because they are new and have not had any activity to date. However, we show performance from the commencement date of the funds as if the contract existed at that time, which it did not. Although we base performance figures on historical earnings, past performance does not guarantee future results.

We include non-recurring charges (such as withdrawal charges) in total return figures, but not in yield quotations. Excluding non-recurring charges in yield calculations increases the reported value.

Total return figures do not reflect any purchase payment credits or performance credits.

Total return figures reflect deduction of all applicable charges, including the:

-    contract administrative charge,
-    variable account administrative charge,
-    Maximum Anniversary Value Death Benefit Rider* fee,
-    Guaranteed Minimum Income Benefit Rider** fee,
-    Performance Credit Rider** fee,
-    mortality and expense risk fee, and
- withdrawal charge (assuming a withdrawal at the end of the illustrated period).

* Available if both you and the annuitant are age 79 or younger. May not be available in all states.

** You may select either the Guarantee Minimum Income Benefit Rider or the Performance Credit Rider, but not both. Riders may not be available in all states. The Guaranteed Minimum Income Benefit Rider is available if the annuitant is age 75 or younger.

We also show optional total return quotations that do not reflect deduction of the withdrawal charge (assuming no withdrawal) and the Guaranteed Minimum Income Benefit Rider fee. We may show total return quotations by means of schedules, charts or graphs.

AVERAGE ANNUAL TOTAL RETURN is the average annual compounded rate of return of the investment over a period of one, five and ten years (or up to the life of the subaccount if it is less than ten years old).

CUMULATIVE TOTAL RETURN is the cumulative change in the value of an investment over a specified time period. We assume that income earned by the investment is reinvested. Cumulative total return generally will be higher than average annual total return.

ANNUALIZED SIMPLE YIELD (FOR SUBACCOUNTS INVESTING IN MONEY MARKET FUNDS) "annualizes" the income generated by the investment over a given seven-day period. That is, we assume the amount of income generated by the investment during the period will be generated each seven-day period for a year. We show this as a percentage of the investment.

ANNUALIZED COMPOUND YIELD (FOR SUBACCOUNTS INVESTING IN MONEY MARKET FUNDS) is calculated like simple yield except that we assume the income is reinvested when we annualize it. Compound yield will be higher than simple yield because of the compounding effect of the assumed reinvestment.

ANNUALIZED YIELD (FOR SUBACCOUNTS INVESTING IN INCOME FUNDS) divides the net investment income (income less expenses) for each accumulation unit during a given 30-day period by the value of the unit on the last day of the period. We then convert the result to an annual percentage.

You should consider performance information in light of the investment objectives, policies, characteristics and quality of the fund in which the subaccount invests and the market conditions during the specified time period. Advertised yields and total return figures include charges that reduce advertised performance. Therefore, you should not compare subaccount performance to that of mutual funds that sell their shares directly to the public. (See the SAI for a further description of methods used to determine total return and yield.)

If you would like additional information about actual performance, please contact us at the address or telephone number on the first page of this prospectus.

THE VARIABLE ACCOUNT AND THE FUNDS

You may allocate payments to any or all the subaccounts of the variable account that invest in shares of the following funds:

---------------------------------------------------------------------------------------------------------------------------------
 Subaccount   Investing In                        Investment Objectives and Policies             Investment Advisor or Manager
---------------------------------------------------------------------------------------------------------------------------------
    UCMG1     AXP(SM) Variable         Objective: maximum current income consistent with        IDS Life Insurance Company (IDS
    UCMG2     Portfolio- Cash          liquidity and conservation of capital. Invests in money  Life), investment manager;
    UCMG4     Management Fund          market securities.                                       American Express Financial
    PCMG1                                                                                       Corporation (AEFC) investment
                                                                                                advisor.
---------------------------------------------------------------------------------------------------------------------------------
    UFIF1     AXP(SM) Variable         Objective: a high level of current income and safety of  IDS Life, investment manager;
    UFIF2     Portfolio- Federal       principal consistent with an investment in U.S.          AEFC, investment advisor.
    UFIF3     Income Fund              government and government agency securities. Invests
    UFIF4                              primarily in debt obligations issued or guaranteed as
                                       to principal and interest by the U.S. government, its
                                       agencies or instrumentalities.
---------------------------------------------------------------------------------------------------------------------------------
    UMGD1     AXP(SM) Variable         Objective: maximum total investment return through a     IDS Life, investment manager;
    UMGD2     Portfolio- Managed Fund  combination of capital growth and current income.        AEFC, investment advisor.
    UMGD4                              Invests primarily in a combination of common and
    PMGD1                              preferred stocks, convertible securities, bonds and
                                       other debt securities.
---------------------------------------------------------------------------------------------------------------------------------
    UNDM1     AXP(SM) Variable         Objective: long-term growth of capital. Invests          IDS Life, investment manager;
    UNDM2     Portfolio- New           primarily in common stocks of U.S. and foreign           AEFC, investment advisor.
    UNDM4     Dimensions Fund(R)       companies showing potential for significant growth.
    PNDM1
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
    USPF1     AXP(SM) Variable         Objective: long-term capital appreciation. Invests       IDS Life, investment manager;
    USPF2     Portfolio-               primarily in securities that are expected to provide     AEFC investment advisor.
    USPF3     S&P 500 Index Fund       investment results that correspond to the performance
    USPF4                              of the S&P 500 Index.
---------------------------------------------------------------------------------------------------------------------------------
    USCA1     AXP(SM) Variable         Objective: long-term capital growth. Invests primarily   IDS Life, investment manager;
    USCA2     Portfolio-               in equity securities of small companies that are often   AEFC, investment advisor.
    USCA4     Small Cap                included in the S&P SmallCap 600 Index or the Russell
    PSCA1     Advantage Fund           2000 Index.
---------------------------------------------------------------------------------------------------------------------------------
    UCAP1     AIM V.I. Capital         Objective: growth of capital. Invests primarily in       A I M Advisors, Inc.
    UCAP2     Appreciation Fund        common stocks, with emphasis on medium- or small-sized
    UCAP4                              growth companies.
    PCAP1
---------------------------------------------------------------------------------------------------------------------------------
    UDDT1     AIM V.I. Dent            Objective: long term growth of capital. Seeks to meet    A I M Advisors, Inc.
    UDDT2     Demographic Trends Fund  its objective by investing in securities of companies
    UDDT3                              that are likely to benefit from changing demographic,
    UDDT4                              economic, and lifestyle trends.
---------------------------------------------------------------------------------------------------------------------------------
    UVAL1     AIM V.I. Value Fund      Objective: long-term growth of capital with income as a  A I M Advisors, Inc.
    UVAL2                              secondary objective. Invests primarily in equity
    UVAL4                              securities judged to be undervalued relative to the
    PVAL1                              investment advisor's appraisal of the current or
                                       projected earnings of the companies issuing the
                                       securities, or relative to current market values of
                                       assets owned by the companies issuing the securities,
                                       or relative to the equity market generally.
---------------------------------------------------------------------------------------------------------------------------------
    UGIP1     Alliance VP Growth &     Objective: reasonable current income and reasonable      Alliance Capital Management.
    UGIP2     Income Portfolio         appreciation. Invests primarily in dividend-paying       L.P.
    UGIP3     (Class B)                common stocks of good quality.
    UGIP4
---------------------------------------------------------------------------------------------------------------------------------
    UPRG1     Alliance VP Premier      Objective: long-term growth of capital by pursuing       Alliance Capital Management.
    UPRG2     Growth Portfolio         aggresive investment policies. Invests primarily in      L.P.
    UPRG3     (Class B)                equity securities of a limited number of large,
    UPRG4                              carefully selected, high-quality U.S. companies that
                                       are judged likely to achieve superior earnings growth.
---------------------------------------------------------------------------------------------------------------------------------
    UTEC1     Alliance VP Technology   Objective: growth of capital. Current income is only an  Alliance Capital Management.
    UTEC2     Portfolio (Class B)      incidental consideration. Invests primarily in           L.P.
    UTEC3                              securities of companies expected to benefit from
    UTEC4                              technological advances and improvements.
---------------------------------------------------------------------------------------------------------------------------------
    UEGL1     Evergreen VA Global      Objective: long-term capital growth. Invests primarily   Evergreen Asset Management
    UEGL2     Leaders Fund             in a diversified portfolio of equity securities of       Corp. (EAMC)
    UEGL3                              companies located in the world's major industrialized
    UEGL4                              countries. The Fund will make investments in no less
                                       than three countries, which may include the U.S., but
                                       may invest more than 25% of its total assets in one
                                       country.
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    UEGI1     Evergreen VA Growth and  Objective: capital growth and current income. Invests    EAMC
    UEGI2     Income Fund              primarily in common stocks of mid-sized U.S. companies.
    UEGI3                              The Fund's stock selection is based on a diversified
    UEGI4                              style of equity that allows it to invest in both growth
                                       and value equity securities and which have a catalyst
                                       (new products, new management, changes in regulation
                                       and/or restructuring potential) that will bring the
                                       stock's price into line with its actual or potential
                                       value.
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    UEMS1     Evergreen VA Masters     Objective: long-term capital appreciation. The           Evergreen Investment
    UEMS2     Fund                     portfolio's assets are invested on an approximately      Management, investment advisor;
    UEMS3                              equal basis among the following four styles, each        EAMC, MFS Institutional
    UEMS4                              implemented by a different sub-investment advisor: 1)    Advisors Inc.,
                                       equity securities of U.S. and foreign companies that     OppenheimerFunds, Inc. and
                                       are temporarily undervalued; 2) equity securities        Putnam Investment Management,
                                       expected to show growth above that of the overall        Inc. sub-investment advisors.
                                       economy and inflation; 3) blended growth and
                                       value-oriented strategy focusing on foreign and
                                       domestic large-cap equity securities; and 4) growth
                                       oriented strategy focusing on large-cap equity
                                       securities of U.S. and foreign issuers.
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    UEOM1     Evergreen VA Omega Fund  Objective: long-term capital growth. Invests primarily   Evergreen Investment Management
    UEOM2                              in common stocks of U.S. companies across all market     Company (EIMC)
    UEOM3                              capitalizations.
    UEOM4
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    UESC1     Evergreen VA Small Cap   Objective: current income and capital growth. Invests    EAMC
    UESC2     Value Fund               primarily in common stocks and convertible preferred
    UESC3                              stocks of small companies (less than $1.5 billion in
    UESC4                              market capitalization).
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    UESI1     Evergreen VA Strategic   Objective: high current income from interest on debt     EIMC
    UESI2     Income Fund              securities with a secondary objective of potential for
    UESI3                              growth of capital. Invests primarily in domestic
    UESI4                              high-yield, high-risk bonds and debt securities of
                                       foreign governments and corporations.
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    UMDC1     Fidelity VIP III Mid     Objective: long-term growth of capital. Invests          FMR investment manager; FMR
    UMDC2     Cap Portfolio (Service   primarily in medium market capitalization common stocks. U.K. and FMR Far East,
    UMDC4     Class)                                                                            sub-investment advisors.
    PMDC1
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    UCOF1     Fidelity VIP             Objective: long-term capital appreciation. Invests       FMR Investment manager; FMR
    UCOF2     Contrafund(R) Portfolio  primarily in common stocks of foreign and domestic       U.K. and FMR Far East,
    UCOF3     (Service Class)          companies whose value is not fully recognized by the     sub-investment advisors.
    UCOF4                              public.
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    UHIP1     Fidelity VIP High        Objective: high level of current income while also       FMR Investment manager; FMR
    UHIP2     Income Portfolio         considering growth of capital. Invests primarily in      U.K. and FMR Far East,
    UHIP3     (Service Class)          foreign and domestic issued income-producing debt        sub-investment advisors.
    UHIP4                              securities, preferred stocks and convertible
                                       securities, with an emphasis on lower-quality debt
                                       securities. Invests in companies in troubled or
                                       uncertain financial condition.
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    USMC1     FTVIPT Franklin Small    Objective: long-term capital growth. Invests primarily   Franklin Advisers, Inc.
    USMC2     Cap Fund - Class 2       in equity securities of U.S. small capitalization
    USMC4                              (small cap) growth companies.
    PSMC1
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    UMSS1     FTVIPT Mutual Shares     Objective: capital appreciation with income as a         Franklin Mutual Advisers, LLC
    UMSS2     Securities Fund -        secondary goal. Invests primarily in equity securities
    UMSS4     Class 2                  of companies that the manager believes are available at
    PMSS1                              market prices less than their value based on certain
                                       recognized or objective criteria (intrinsic value).
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    UDMS1     FTVIPT Templeton         Objective: long-term capital appreciation. Invests       Templeton Asset Management Ltd.
    UDMS2     Developing Markets Fund  primarily in emerging markets equity securities.
    UDMS3     - Class 2 (previously
    UDMS4     Templeton Developing
              Markets Fund)
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    UINT1     FTVIPT Templeton         Objective: long-term capital growth. Invests primarily   Templeton Investment Counsel,
    UINT2     International            in equity securities of non-U.S. companies, including    Inc.
    UINT3     Securities Fund          emerging markets.
    UINT4     (Class 2)
              (previously Templeton
              International Fund)
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    UGRS1     MFS(R) VIT Growth        Objective: long-term growth of capital and future        MFS Investment Management(R)
    UGRS2     Series - Service Class   income. Invests at least 80% of its total assets in
    UGRS3                              common stocks and related securities of companies which
    UGRS4                              MFS believes offer better than average prospects for
                                       long-term growth.
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    UNDS1     MFS(R) VIT New           Objective: capital appreciation. Invests primarily in    MFS Investment Management(R)
    UNDS2     Discovery Series -       equity securities of emerging growth companies.
    UNDS4     Service Class
    PNDS1
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    UTRS1     MFS(R) VIT New Total     Objective: above-average income (compared to a           MFS Investment Management(R)
    UTRS2     Return Series - Service  portfolio invested entirely in equity securities)
    UTRS4     Class                    consistent with the prudent employment of capital, and
    PTRS1                              secondarily reasonable opportunity for growth of
                                       capital and income. Invests primarily in a combination
                                       of equity and fixed income securities.
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    UGIN1     Putnam VT Growth and     Objective: capital growth and current income. Invests    Putnam Investment Management,
    UGIN2     Income Fund - Class IB   primarily in common stocks that offer potential of       Inc.
    UGIN4     Shares                   capital growth, current income or both.
    PGIN1
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    UINO1     Putnam VT International  Objective: long-term capital appreciation by investing   Putnam Investment Management,
    UINO2     New Opportunities Fund   in companies that have above-average growth prospects    Inc.
    UINO3     - Class IB Shares        due to the fundamental growth of their market sector.
    UINO4                              Invests primarily in growth stocks outside the U.S.
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    UVIS1     Putnam VT Vista Fund -   Objective: capital appreciation. Invests primarily in a  Putnam Investment Management,
    UVIS2     Class IB Shares          diversified portfolio of common stocks that Putnam       Inc.
    UVIS3                              Management believes have the potential for
    UVIS4                              above-average capital appreciation.
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The investment objectives and policies of some of the funds are similar to the investment objectives and policies of other mutual funds that an investment advisor or its affiliates manage. Although the objectives and policies may be similar, each fund will have its own portfolio holdings and its own fees and expenses. Accordingly, each fund will have its own investment results, and those results may differ significantly from other funds with similar investment objectives and policies.

The investment managers and advisors cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are also available by contacting us at the address or telephone number on the first page of this prospectus.

All funds are available to serve as the underlying investments for variable annuities. Some funds also are available to serve as investment options for variable life insurance policies and tax-deferred retirement plans. It is possible that in the future, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously.

Although the insurance company and the funds do not currently foresee any such disadvantages, the board of directors will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts.

The Internal Revenue Service (IRS) issued final regulations relating to the diversification requirements under Section 817(h) of the Code. Each fund intends to comply with these requirements.

The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of American Enterprise Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

The U.S. Treasury and the IRS indicated that they may provide additional guidance on investment control. This concerns how many variable subaccounts an insurance company may offer and how many exchanges among subaccounts it may allow before the contract owner would be currently taxed on income earned within subaccount assets. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FIXED ACCOUNTS

GUARANTEE PERIOD ACCOUNTS

You may allocate purchase payments to one or more of the Guarantee Period Accounts with Guarantee Periods ranging from two to ten years. These accounts are not available in all states and are not offered after annuity payouts begin. Each Guarantee Period Account pays an interest rate that is declared when you allocate money to that account. That interest rate is then fixed for the Guarantee Period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a Guarantee Period Account.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion. We will determine these rates based on various factors, including, but not limited to, the interest rate environment, returns available on investments backing these annuities, product design, competition and American Enterprise Life's revenues and other expenses.

You may transfer money out of the Guarantee Period Accounts within 30 days before the end of the Guarantee Period without receiving a MVA (see "Market Value Adjustment (MVA)" below.) At that time you may choose to start a new Guarantee Period of the same length, transfer the money to another Guarantee Period Account, transfer the money to any of the subaccounts, or withdraw the money from the contract (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your Guarantee Period, we will automatically transfer the money into the one-year fixed account.

We hold amounts you allocate to the Guarantee Period Accounts in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the Guarantee Period Accounts. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the Guarantee Period Accounts.

We intend to construct and manage the investment portfolio relating to the separate account using a strategy known as "immunization." Immunization seeks to lock in a defined return on the pool of assets versus the pool of liabilities over a specified time horizon. Since the return on the assets versus the liabilities is locked in, it is "immune" to any potential fluctuations in interest rates during the given time. We achieve immunization by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is essentially equal to the price duration of the corresponding portfolio of liabilities. Portfolio immunization provides us with flexibility and efficiency in creating and managing the asset portfolio, while still assuring safety and soundness for funding liability obligations.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable Guarantee Periods. These instruments include, but are not necessarily limited to, the following:

- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;
- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies - Standard & Poor's, Moody's Investors Service or Duff and Phelp's - or are rated in the two highest grades by the National Association of Insurance Commissioners;
- Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and
- Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)

You may choose to transfer money out of the Guarantee Period Accounts at anytime after 60 days of transfer or payment allocation into the Account. Any amount transferred or withdrawn will receive a MVA which will increase or decrease the actual amount transferred or withdrawn. We calculate the MVA using the formula shown below and we base it on the current level of interest rates compared to the rate of your Guarantee Period Account.

Amount transferred   x    (      l + i        )   n/12
                          --------------------
                          (   l + j + .001    )

Where:                    i   =   rate earned in the account from which funds
                                  are being transferred
                          j   =   current rate for a new Guarantee Period equal
                                  to the remaining term in the current Guarantee
                                  Period
                          n   =   number of months remaining in the current
                                  Guarantee Period (rounded up)

We will not make MVAs for amounts withdrawn for withdrawal charges, the annual contract administrative charge or paid out as a death claim. We also will not make MVAs on automatic transfers from the two year Guarantee Period Account. We determine any applicable withdrawal charges based on the market value adjusted withdrawals. In some states the MVA is limited.

THE ONE-YEAR FIXED ACCOUNT
You may also allocate purchase payments to the one-year fixed account. We back the principal and interest guarantees relating to the one-year fixed account. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit interest daily and compound it annually. We will change the interest rates from time to time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing annuities, the interest rates currently in effect for new and existing company annuities, product design, competition, and the company's revenues and expenses.

Interest in the one-year fixed account is not required to be registered with the SEC. However, the Market Value Adjustment interests under the contracts are registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account (but the SEC does review the disclosures in this prospectus on the Market Value Adjustment interests). Disclosures regarding the one-year fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. (See "Making the Most of Your Contract -- Transfer policies" for restrictions on transfers involving the one-year fixed account.)

BUYING YOUR CONTRACT

You can fill out an application and send it along with your initial purchase payment to our office. As the owner, you have all rights and may receive all benefits under the contract. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)

When you apply, you may select (if available in your state):

-    the optional Maximum Anniversary Value Death Benefit Rider*;
-    an optional Guaranteed Minimum Income Benefit Rider**;
-    the optional Performance Credit Rider**
- the one-year fixed account, Guarantee Period Accounts and/or subaccounts in which you want to invest;
-    how you want to make purchase payments; and
-    a beneficiary.

* Available if both you and the annuitant are age 79 or younger. May not be available in all states.

** You may select either the Guarantee Minimum Income Benefit Rider or the Performance Credit Rider, but not both. Riders may not be available in all states. The Guaranteed Minimum Income Benefit Rider is available if the annuitant is age 75 or younger.

The contract provides for allocation of purchase payments to the subaccounts of the variable account and/or to the fixed accounts in even 1% increments.

If your application is complete, we will process it and apply your purchase payment to the fixed accounts and subaccounts you selected within two business days after we receive it at our office. If we accept your application, we will send you a contract. If we cannot accept your application within five business days, we will decline it and return your payment. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. We will value the additional payments at the next accumulation unit value calculated after we receive your payments at our office.

You may make monthly payments to your contract under a Systematic Investment Plan (SIP). To begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

THE RETIREMENT DATE
Annuity payouts are scheduled to begin on the retirement date. When we process your application, we will establish the retirement date to the maximum age or date described below. You can also select a date within the maximum limits. You can align this date with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the date, provided you send us written instructions at least 30 days before annuity payouts begin.

FOR NONQUALIFIED ANNUITIES AND ROTH IRAS, the retirement date must be:

-    no earlier than the 60th day after the contract's effective date; and
- no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75.

FOR QUALIFIED ANNUITIES (EXCEPT ROTH IRAS), to avoid IRS penalty taxes, the retirement date generally must be:

-    on or after the date the annuitant reaches age 59 1/2; and
- for IRAs and SEPs, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2.

If you take the minimum IRA distribution as required by the Code from another tax-qualified investment, or in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later.

BENEFICIARY
We will pay your named beneficiary the death benefit if it becomes payable before the retirement date (while the contract is in force and before annuity payouts begin). If there is no named beneficiary, then you or your estate will be the beneficiary. (See "Benefits in Case of Death" for more about beneficiaries.)

PURCHASE PAYMENTS

MINIMUM INITIAL PURCHASE PAYMENT (NOT
INCLUDING SIPS):
                                      $5,000 for contracts sold in Pennsylvania, Texas, Washington and South Carolina $2,000 for contracts sold in other states

MINIMUM ADDITIONAL PURCHASE PAYMENTS:

      If paying by SIP*:              If paying by any other method:
             $50                                    $100

     * Payments made using SIP must total $2,000 before you can make partial withdrawals.

     MAXIMUM TOTAL ALLOWABLE PURCHASE PAYMENTS** (WITHOUT PRIOR
     APPROVAL):       $1,000,000

     ** This limit applies in total to all American Enterprise Life annuities you own. We reserve the right to increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's limits on annual contributions also apply.

HOW TO MAKE PURCHASE PAYMENTS

1
BY LETTER:        Send your check along with your name and contract number to:

                  American Enterprise Life Insurance Company
                  829 AXP Financial Center
                  Minneapolis, MN 55474

2
BY SIP:           Contact your sales representative to complete the necessary
                  SIP paperwork.

PURCHASE PAYMENT CREDITS
You will generally receive a purchase payment credit with any payment you make to your contract that brings your total net payment (total payments less total withdrawals) to $100,000 or more.

We apply this 1% credit to your contract based on your current payment. If you make any future payments which cause the contract to be eligible for the credit, we will add credits attributable to purchase payments. We apply this credit immediately. We allocate the credit to the fixed accounts and subaccounts in the same proportions as your purchase payment.

We fund the credit from our general account. We do not consider credits to be "investments" for income tax purposes. (See "Taxes.")

We will reverse credits from the contract value for any purchase payment that is not honored (if, for example, your purchase payment check is returned for insufficient funds).

To the extent a death benefit or withdrawal payment includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a lump sum death benefit under this contract; or (2) a request for withdrawal charge waiver due to "Contingent events" (see "Charges - Contingent events"), we will assess a charge, similar to a withdrawal charge, equal to the amount of the purchase payment credits. The amount we pay to you under these circumstances will always equal or exceed your withdrawal value. The amount returned to you under the free look provision also will not include any credits applied to your contract.

Because of higher charges, there may be circumstances where you may be worse off for having received the credit than in other contracts. All things being equal (such as guarantee availability or fund performance and availability), this may occur if you hold your contract for 15 years or more. This also may occur if you make a full withdrawal in the first seven years. You should consider these higher charges and other relevant factors before you buy this contract or before you exchange a contract you currently own for this contract.

This credit is made available because of lower distribution and other expenses associated with larger sized contracts and through revenue from higher withdrawal charges and contract administrative charges than would otherwise be charged. In general, we do not profit from the higher charges assessed to cover the cost of the purchase payment credit. We use all the revenue from these higher charges to pay for the cost of the credits. However, we could profit from the higher charges if market appreciation is higher than expected or if contract owners hold their contracts for longer than expected.

CHARGES

CONTRACT ADMINISTRATIVE CHARGE
We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary at the end of each contract year. We prorate this charge among the subaccounts and the fixed accounts in the same proportion your interest in each account bears to your total contract value. Some states restrict the amount that can be allocated to the fixed account.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct this charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE
We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE
We charge this fee daily to the subaccounts. The unit values of your subaccounts reflect this fee. For qualified contracts, this fee totals 0.85% of their average daily net assets on an annual basis. For non-qualified contracts, this fee totals 1.10% of their average daily net assets on an annual basis. This fee covers the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. If you choose the optional Maximum Anniversary Value Death Benefit Rider, we will charge an additional fee (see "Death Benefit Rider fee" below). These fees do not apply to the fixed accounts. We cannot increase these fees.

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;
- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge, discussed in the following paragraphs, will cover sales and distribution expenses.

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT RIDER FEE
We charge a fee for this optional feature only if you choose this option. If selected, we apply this fee daily to the subaccounts as part of the mortality and expense risk fee. It is reflected in the unit values of the subaccounts, and it totals 0.10% of their average daily net assets on an annual basis. We cannot increase the Maximum Anniversary Value Death Benefit Rider fee.

GUARANTEED MINIMUM INCOME BENEFIT RIDER FEE
We charge a fee based on the adjusted contract value for this optional feature only if you choose this option. If selected, we deduct the fee (currently 0.30%) from the contract value on your contract anniversary at the end of each contract year. We prorate this fee among the subaccounts and fixed accounts in the same proportion your interest in each account bears to your total contract value.

We apply the fee on an adjusted contract value calculated as the contract value plus the lesser of zero or (a) - (b), where:

     (a)is the transfers from the subaccounts to the fixed accounts made in the last six months,

     (b)is the total contract value in the fixed accounts. This adjustment allows us to base the charge largely on the subaccounts and not on the fixed accounts.

We will deduct the fee, adjusted for the number of calendar days coverage was in place, if the contract is terminated for any reason or when annuity payouts begin. We cannot increase the Guaranteed Minimum Income Benefit Rider fee after the rider effective date and it does not apply after annuity payouts begin. We can increase the Guaranteed Minimum Income Benefit Rider fee on new contracts up to a maximum of 0.75%.

PERFORMANCE CREDIT RIDER FEE
We charge a fee for this optional feature if you choose this option. If selected, we deduct the fee of 0.15% of your contract value on your contract anniversary. We prorate this fee among the subaccounts and fixed accounts in the same proportion as your interest bears to your total contract value.

We will deduct this fee, adjusted for the number of calendar days coverage was in place, if the contract is terminated for any reason or when annuity payouts begin. We cannot increase the Performance Credit Rider fee.

WITHDRAWAL CHARGE
If you withdraw all or part of your contract, you may be subject to a withdrawal charge. A withdrawal charge applies if all or part of the withdrawal amount is from purchase payments we received within seven years before withdrawal. The withdrawal charge percentages that apply to you are shown in your contract. In addition, amounts withdrawn from a Guarantee Period Account prior to the end of the applicable Guarantee Period will be subject to a MVA. (See "The Fixed Accounts - Market Value Adjustments (MVA).")

For purposes of calculating any withdrawal charge, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary contract value. (We consider your initial purchase payment to be the prior anniversary contract value during the first contract year.) We do not assess a withdrawal charge on this amount.

2. Next, we withdraw contract earnings, if any, that are greater than the annual 10% free withdrawal amount described in number one above. Contract earnings equal contract value less purchase payments received and not previously withdrawn. We do not assess a withdrawal charge on contract earnings.

NOTE: We determine contract earnings by looking at the entire contract value, not the earnings of any particular subaccount or the fixed accounts.

3. Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period shown in your contract. We withdraw these payments on a first-in, first-out (FIFO) basis. We do assess a withdrawal charge on these payments.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage, and then adding the total withdrawal charges.

The withdrawal charge percentage depends on the number of years since you made the payments that are withdrawn:

 YEARS FROM PURCHASE PAYMENT         WITHDRAWAL CHARGE
           RECEIPT                      PERCENTAGE
              1                              8%
              2                              8
              3                              7
              4                              7
              5                              6
              6                              5
              7                              3
          Thereafter                         0

For a partial withdrawal that is subject to a withdrawal charge, the amount deducted for the withdrawal charge will be a percentage of the total amount withdrawn. We will deduct the charge from the value remaining after we pay you the amount you requested. Example: Assume you request a withdrawal of $1,000 and there is a 7% withdrawal charge. The withdrawal charge is $75.26 for a total withdrawal amount of $1075.26. This charge represents 7% of the total amount withdrawn and we deduct it from the contract value remaining after we pay you the $1,000 you requested. If you make a full withdrawal of your contract, we will deduct the applicable contract administrative charge.

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E: Payouts for a specified period. Under this payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. With a qualified annuity, the discount rate we use in the calculation will be 4.86% if the assumed investment rate is 3.5% and 6.36% if the assumed investment rate is 5%. With a nonqualified annuity, the discounted rate we use in the calculation will be 5.11% if the assumed investment rate is 3.5% and 6.61% if the assumed investment rate is 5%. The withdrawal charge is equal to the difference in discount values using the above discount rates and the assumed investment rate. The withdrawal charge will not be greater than 9% of the amount available for payouts under the plan.

WITHDRAWAL CHARGE CALCULATION EXAMPLE:
The following is an example of the calculation we would make to determine the withdrawal charge on a contract with this history:

- The contract date is Jan. 1, 2000 with a contract year of Jan. 1 through Dec. 31 and with an anniversary date of Jan. 1 each year; and

-    We received these payments
     - $10,000 Jan. 1, 2000;
     - $8,000 Feb. 28, 2007; and
     - $6,000 Feb. 20, 2008; and

- You withdraw the contract for its total withdrawal value of $38,101 on Aug. 5, 2010 and did not make any other withdrawals during that contract year; and

-    The prior anniversary Jan. 1, 2009 contract value was $38,488.

     Withdrawal Charge                         Explanation
          $    0            $3,848.80 is 10% of the prior anniversary contract
                            value withdrawn without withdrawal charge; and

               0 $10,252.20 is contract earnings in excess of the 10% free withdrawal amount withdrawn without withdrawal charge; and

               0 $10,000 Jan. 1, 2000 payment was received seven or more years before withdrawal and is withdrawn without withdrawal charge; and

             560 $8,000 Feb. 28, 2007 payment is in its fourth year from receipt, withdrawn with a 7% withdrawal charge;
                            and

             420            $6,000 Feb. 20, 2008 payment is in its third year
             ---            from receipt withdrawn with a 7% withdrawal charge.

            $980

WAIVER OF WITHDRAWAL CHARGES
We do not assess withdrawal charges for:

-    withdrawals of any contract earnings;
- withdrawals of amounts totaling up to 10% of your prior contract anniversary contract value to the extent it exceeds contract earnings;
- required minimum distributions from a qualified annuity (for those amounts required to be distributed from the contract described in this prospectus);
-    contracts settled using an annuity payout plan;
- withdrawals made as a result of one of the "Contingent events"* described below to the extent permitted by state law (see your contract for additional conditions and restrictions);
-    amounts we refund to you during the free look period;* and
-    death benefits.*

     *However, we will reverse certain purchase payment credits up to the maximum withdrawal charge. (See "Buying Your Contract - Purchase payment credits.")

CONTINGENT EVENTS

- Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when the owner and annuitant are under age 76 on the date we issue the contract. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.
- To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

PREMIUM TAXES
Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was sold. Currently, we any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.

VALUING YOUR INVESTMENT

We value your accounts as follows:

FIXED ACCOUNTS

We value the amounts you allocated to the fixed accounts directly in dollars. The value of a fixed account equals:

- the sum of your purchase payments and transfer amounts allocated to the one-year fixed account and the Guarantee Period Accounts;
-    plus any purchase payment credits allocated to the fixed accounts;
-    plus interest credited;
- minus the sum of amounts withdrawn after the MVA (including any applicable withdrawal charges) and amounts transferred out;
-    minus any prorated contract administrative charge;
- minus any prorated portion of the Guaranteed Minimum Income Benefit Rider fee (if applicable); and
-    minus any prorated portion of the Performance Credit Rider (if applicable).

SUBACCOUNTS
We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, each time you take a partial withdrawal, transfer amounts out of a subaccount, or we assess a contract administrative charge or the Guaranteed Minimum Income Benefit Rider fee, we subtract a certain number of accumulation units from your contract.

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: the current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then
-    dividing that sum by the previous adjusted net asset value per share; and
- subtracting the percentage factor representing the mortality and expense risk fee, the variable account administrative charge, any death benefit rider fee (if selected) from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways - in number and in value.

The number of accumulation units you own may fluctuate due to:

-    additional purchase payments you allocate to the subaccounts;
-    any purchase payment credits allocated to the subaccounts;
-    transfers into or out of the subaccounts;
-    partial withdrawals;
-    withdrawal charges;
-    prorated portions of the contract administrative charge;
- prorated portions of the Guaranteed Minimum Income Benefit Rider fee (if selected); and/or
-    prorated portion of the Performance Credit Rider fee (if selected).

Accumulation unit values will fluctuate due to:

-    changes in funds' net asset value;
-    dividends distributed to the subaccounts;
-    capital gains or losses of funds;
-    fund operating expenses; and/or
- mortality and expense risk fee, the variable account administrative charge, the Maximum Anniversary Value Death Benefit Rider fee (if selected).

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the two-year Guarantee Period Account to one or more subaccounts. The three to ten year Guarantee Period Accounts are not available for automated transfers. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

                                                       HOW DOLLAR-COST AVERAGING WORKS
By investing an                                   AMOUNT       ACCUMULATION UNIT       NUMBER OF UNITS
equal number of                      MONTH       INVESTED            VALUE                PURCHASED
dollars each month...                 Jan          $100               $20                    5.00
                                      Feb          100                18                     5.56
you automatically buy                 Mar          100                17                     5.88
more units when the                   Apr          100                15                     6.67
per unit market price                 May          100                16                     6.25
is low...                             Jun          100                18                     5.56
                                      Jul          100                17                     5.88
and fewer units when                  Aug          100                19                     5.26
the per unit market                  Sept          100                21                     4.76
price is high.                        Oct          100                20                     5.00

You paid an average price of only $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your sales representative.

ASSET REBALANCING
You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semi-annually or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the fixed accounts. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your sales representative.

TRANSFERRING MONEY BETWEEN ACCOUNTS
You may transfer money from any one subaccount, or the fixed accounts, to another subaccount before annuity payouts begin. (Certain restrictions apply to transfers involving the fixed accounts.) We will process your transfer on the valuation date we receive your request. We will value your transfer at the next accumulation unit value calculated after we receive your request. There is no charge for transfers. Before making a transfer, you should consider the risks involved in switching investments. Transfers out of the Guarantee Period Accounts will be subject to a MVA if done more than 30 days before the end of the Guarantee Period.

We may suspend or modify transfer privileges at any time. Excessive trading activity can disrupt fund management strategy and increase expenses, which are borne by all contract owners who allocated purchase payments to the fund regardless of their transfer activity. We may apply modifications or restrictions in any reasonable manner to prevent transfers we believe will disadvantage other contract owners.

These modifications could include, but not be limited to:

-    requiring a minimum time period between each transfer;
- not accepting transfer requests of an agent acting under power of attorney on behalf of more than one contract owner; or
- limiting the dollar amount that a contract owner may transfer at any one time.

For information on transfers after annuity payments begin, see "Transfer policies" below.

TRANSFER POLICIES

- Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the fixed accounts at any time. However, if you made a transfer from the one-year fixed account to the subaccounts, you may not make a transfer from any subaccount back to the one-year fixed account for six months following that transfer.

- You may transfer contract values from the one-year fixed account to the subaccounts or the Guarantee Period Accounts once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to a MVA.

- You may transfer contract values from a Guarantee Period Account anytime after 60 days of transfer or payment allocation to the Account. Transfers made before the end of the Guarantee Period will receive a MVA, which may result in a gain or loss of contract value.

- If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the subaccounts or the Guarantee Period Accounts will be effective on the valuation date we receive it.

- We will not accept requests for transfers from the one-year fixed account at any other time.

- Once annuity payouts begin, you may not make transfers to or from the one-year fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest.

- Once annuity payouts begin, you may not make any transfers to the Guarantee Period Accounts.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL
1                   Send your name, contract number, Social Security Number
BY LETTER:          or Taxpayer Identification Number and signed request
                    for a transfer or withdrawal to:

                    American Enterprise Life Insurance Company
                    829 AXP Financial Center
                    Minneapolis, MN 55474

                    MINIMUM AMOUNT

                    Transfers or
                    withdrawals:        $500 or entire account balance

                    MAXIMUM AMOUNT

                    Transfers or
                    withdrawals:        Contract value or entire account balance

2                   Your sales representative can help you set up automated
BY AUTOMATED        transfers or partial withdrawals among your subaccounts or
TRANSFERS AND       fixed accounts.

AUTOMATED PARTIAL   You can start or stop this service by written request or
WITHDRAWALS:        other method acceptable to us.

                    You must allow 30 days for us to change any instructions that are currently in place.

                    - Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months.
                    - Automated withdrawals may be restricted by applicable law under some contracts.
                    - You may not make additional purchase payments if automated partial withdrawals are in effect.
                    - Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

                    MINIMUM AMOUNT

                    Transfers or
                    withdrawals:       $100 monthly
                                       $250 quarterly, semi-annually or annually

3                   Call between 8 a.m. and 6 p.m. Central time:
BY PHONE:

                    1-800-333-3437

                    MINIMUM AMOUNT

                    Transfers or
                    withdrawals:       $500 or entire account balance

                    MAXIMUM AMOUNT

                    Transfers:         Contract value or entire account balance
                    Withdrawals:       $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and tape recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals NOT be authorized from your account by writing to us.

GUARANTEED MINIMUM INCOME BENEFIT RIDER
An optional Guaranteed Minimum Income Benefit Rider may be available in many jurisdictions for a separate annual charge (see "Charges - Guaranteed Minimum Income Rider fee"). You cannot select this rider if you select the Performance Credit Rider. The rider guarantees a minimum amount of fixed annuity lifetime income during the annuity payout period if your contract has been in force for at least seven years, subject to the conditions described below. The rider also provides you the option of variable annuity payouts, with a guaranteed minimum initial payment.

In some instances, we may allow you to add this rider if it was not available when you initially purchased your contract. In these instances, we would add this rider at the next contract anniversary and all conditions of the rider would use this date as the effective date.

This rider does not create contract value or guarantee the performance of any investment option. Fixed annuity payouts under the terms of this rider will occur at the guaranteed annuity purchase rates stated in the contract. We base first year payments from the variable annuity payout option offered under this rider on the same factors as the fixed annuity payout option. We base subsequent payments on the initial payment and an assumed annual return of 5%. Because this rider is based on guaranteed actuarial factors for the fixed option, the level of fixed lifetime income it guarantees may be less than the level that would be provided by applying the then current annuity factors. Likewise, for the variable annuity payout option, we base the rider on more conservative factors resulting in a lower initial payment and lower lifetime payments than those provided otherwise if the same benefit base were used. However, the Guaranteed Income Benefit Base described below establishes a floor, which when higher than the contract value, can result in a higher annuity payout level. Thus, the rider is a guarantee of a minimum amount of annuity income.

The Guaranteed Income Benefit Base is equal to the benefit provided by the Maximum Anniversary Value Death Benefit Rider.

The Guaranteed Income Benefit Base, less any applicable premium tax, is the value that will be used to determine minimum annuity payouts if the rider is exercised.

We reserve the right to exclude subsequent payments and purchase payment credits paid in the last five years before exercise of the benefit, in the calculation of the Guaranteed Income Benefit Base. We would do so only if such payments and credits total $50,000 or more or if they are 25% or more of total payments and credits paid into the contract.

If we exclude such payments and credits, the Guaranteed Minimum Income Benefit Base would be calculated as the greatest of:

(a) contract value less "market value adjusted prior five years of payments and purchase payment credits";

(b) total payments and purchase payment credits less prior five years of payments and purchase payment credits, less adjusted partial withdrawals; or

(c) Maximum Anniversary Value immediately preceding the date of settlement, plus payments and credits and minus adjusted partial withdrawals since that anniversary, less the "market value adjusted prior five years of payments and purchase payment credits";

"Market value adjusted prior five years of payments and purchase payment credits" are calculated as the sum of each such payment or credit, multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such payment or credit. The estimated contract value at such anniversary is calculated by assuming that payments, credits and partial withdrawals occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.

CONDITIONS ON ELECTION OF THE RIDER:

     - you must elect the rider at the time you purchase your contract along with the corresponding death benefit rider option, and

     -    the annuitant must be age 75 or younger on the contract date.

FUND SELECTION TO CONTINUE THE RIDER: You may allocate your purchase payments to any of the subaccounts or the fixed accounts. However, we reserve the right to limit the amount in the AXP(SM) Variable Portfolio - Cash Management Fund to 10% of the total amount in the subaccounts. If we are required to activate this restriction, and you have more than 10% of your subaccount value in this fund, we will send you notice and ask that you reallocate your contract value so that the limitation is satisfied within 60 days. If after 60 days the limitation is not satisfied, the rider will be terminated.

EXERCISING THE RIDER:

     - you may only exercise the rider within 30 days after any contract anniversary following the expiration of the 7 year waiting period from the effective date of the rider,

     - the annuitant on the retirement date must be between 50 and 86 years old, and

     - you can only take an annuity payout in one of the following annuity payout plans:
               - Plan A -- Life Annuity - no refund
               - Plan B -- Life Annuity with ten years certain
               - Plan D -- Joint and last survivor life annuity - no refund

TERMINATING THE RIDER:

     - You may terminate the rider within 30 days after the first anniversary of the effective date of the rider.
     - You may terminate the rider any time after the end of the seven year waiting period of the rider.
     - The rider will terminate on the date you make a full withdrawal from the contract, or annuity payouts begin, or on the date that a death benefit is payable.
     - The rider will terminate on the contract anniversary after the annuitant's 86th birthday.

EXAMPLE:
     - The contract is purchased with a payment of $100,000 on Jan. 1, 2000, and a $1,000 purchase payment credit is added to the contract.
     -    There are no additional purchase payments and no partial withdrawals.
     -    The money is fully allocated to the subaccounts.
     - The annuitant is male and age 55 on the contract date. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 on the contract date.
     - The Maximum Anniversary Value is $180,000 on the 10th anniversary and $220,000 on the 15th anniversary.
     -    The contract is within 30 days after contract anniversary.

If the Guaranteed Minimum Income Benefit Rider is exercised, the minimum fixed annuity monthly payout or the first year variable annuity monthly payout would be:

                                                                                Fixed Annuity Payout Options
                                                                             Minimum Guaranteed Annual Income

CONTRACT ANNIVERSARY AT EXERCISE    MINIMUM GUARANTEED BENEFIT BASE     PLAN A --       PLAN B --      PLAN D --
--------------------------------    -------------------------------     ---------       ---------      ---------
              10                               $180,000                 $  937.80       $  912.60      $  747.00
              15                               $220,000                 $1,311.20       $1,249.60      $1,014.20

After the first year payments, lifetime income payments on a variable annuity payout option will depend on the investment performance of the subaccounts you select. The payments will be higher if investment performance is greater than a 5% annual return and lower if investment performance is less than a 5% annual return.

PERFORMANCE CREDIT RIDER

If this rider is available in your state, you may choose to add this benefit to your contract at issue. You cannot select this rider if you select the Guaranteed Minimum Income Benefit Rider. This feature provides certain benefits if your contract value has not reached or exceeded a Target Value on the rider's tenth anniversary.

If, on the tenth rider anniversary, your contract value has not reached the Target Value (as defined below) you can choose either of the following benefits:

(a) You may choose to accept a credit to your contract equal to 5% of your purchase payments and purchase payment credits, less adjusted partial withdrawals and less purchase payments and purchase payment credits made in the prior five years. Such credit is made at the tenth rider anniversary and allocated according to your current purchase payment allocations.

(b) you may choose to begin receiving annuity payouts (only with lifetime income plans; you may not chose Annuity Payout Plan E) within 60 days of the tenth rider anniversary and receive an additional 5% credit (for a total of 10% credit) as calculated in (a).

Following your tenth rider anniversary, we will inform you if your contract value did not meet or exceed the Target Value. We will assume that you have elected (a) unless we receive your request to begin a lifetime annuity payout plan within 60 days after the tenth rider anniversary.

On the tenth rider anniversary and every ten years thereafter while you have the contract, the ten year calculation period restarts if you elect (a). We use the contract value (after any credits) on that anniversary as the initial purchase payment for the calculation of the Target Value and any credit. Additional credits may then be made at the end of each ten year period as described above.

TARGET VALUE: the Target Value at each anniversary is equal to the Target Value at the prior anniversary plus any purchase payments, purchase payment credits, and less adjusted partial withdrawals made during the year, accumulated at an effective annual rate of 7.2%.

ADJUSTED PARTIAL WITHDRAWALS: we calculate the adjusted partial withdrawals for each partial withdrawal as the product of (a) times (b) where:

(a) is the ratio of the amount of partial withdrawal (including any applicable withdrawal charge) to the contract value on the date of (but prior to) the partial withdrawal, and

(b)  is the Target Value on the date of (but prior to) the partial withdrawal.

RESET OPTION: you can elect to lock in the growth in your contract by restarting the ten-year period on any contract anniversary. If you elect to restart the calculation period, the contract value on the restart date is used as the initial purchase payment for the calculation of the target value and any credit. The next ten year calculation period will then restart at the end of the new ten year period from the most recent restart date. We must receive your request to restart the calculation period within 30 days after an anniversary.

FUND SELECTION EFFECT ON TARGET VALUE: you may allocate your purchase payments to any of the subaccounts or the fixed accounts. However, we reserve the right to limit the aggregate amount in the fixed accounts and the AXP(SM) Variable Portfolio - Cash Management Fund to 10% of the contract value. If we are required to activate this restriction and you have more than 10% of your contract value in these accounts, we will send you notice and ask you that you reallocate your contract value so that the limitation is satisfied in 60 days. If after 60 days, the limitation is not satisfied, we will terminate the rider.

TERMINATING THE RIDER:

     - You may terminate the rider within 30 days following the first anniversary after the effective date of the rider.
     - You may terminate the rider within 30 days following the tenth anniversary of the effective date of the rider.
     - The rider will terminate on the date you make a full withdrawal from the contract, or annuity payouts begin, or on the date that a death benefit is payable.

EXAMPLE:

     - You purchase the contract with a payment of $100,000 on January 1, 2000 and we add a $1,000 purchase payment credit to the contract
     -    There are no additional purchase payments and no partial withdrawals
     -    On January 1, 2010, the contract value is $200,000

     -    We determine the performance credit on January 1, 2010 as:

                                                               10
          Target Value on January 1, 2010 = 101,000 x  (1.072)^  = 101,000 x 2.00423 = 202,427

          As the target value of $202,427 is greater than the contract value of $200,000, we add a performance credit to the contract equal to $5,050 (or 5% of the purchase payment and purchase payment credits of $101,000). Your total contract value on January 1, 2010 would be $205,050.

          On February 1, 2010, the contract value is $210,000 and you choose to begin receiving annuity payouts under a lifetime income plan. We would use the value of $215,050 ($210,000 + another performance credit of $5,050) to determine your monthly income.

          If the contract continues and annuity payouts are not started, the benefit restarts on January 1, 2010 with the "initial purchase payment" equal to $205,050 and the performance credit determination made on January 1, 2020.

WITHDRAWALS

You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. We will process your withdrawal request on the valuation date we receive it. For total withdrawals, we will compute the value of your contract at the next accumulation unit value calculated after we receive your request. We may ask you to return the contract. You may have to pay charges (see "Charges - Withdrawal charge") and IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Plan E (see "The Annuity Payout Period - Annuity payout plans").

WITHDRAWAL POLICIES
If you have a balance in more than one account and you request a partial withdrawal, we will withdraw money from all your subaccounts and/or the fixed accounts in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise.

RECEIVING PAYMENT
By regular or express mail:

-    payable to owner;
-    mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

-- the withdrawal amount includes a purchase payment check that has not cleared; -- the NYSE is closed, except for normal holiday and weekend closings;
-- trading on the NYSE is restricted, according to SEC rules;
-- an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or -- the SEC permits us to delay payment for the protection of security holders.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding upon us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of a contract may be transferred to the annuitant.

BENEFITS IN CASE OF DEATH

We will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you selected when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant. If you own the contract in joint tenancy with rights of survivorship, we will pay benefits upon the first to die of either you or the annuitant.

RETURN OF PREMIUM DEATH BENEFIT
We require this option if either you or the annuitant are age 80 or above.

Under this option, if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greater of the following less any purchase payment credits added to the contract in the last 12 months:

1.   the contract value; or

2. the total purchase payments paid plus purchase payments credits and less any "adjusted partial withdrawals."

ADJUSTED PARTIAL WITHDRAWALS: We calculate an "adjusted partial withdrawal" for each partial withdrawal as the product of (a) times (b) where:

          (a) is the ratio of the amount of the partial withdrawal (including any applicable withdrawal charge) to the contract value on the date of (but prior to) the partial withdrawal; and

          (b) is the death benefit on the date of (but prior to) the partial withdrawal.

EXAMPLE:

-    You purchase the contract with a payment of $25,000 on Jan. 1, 2000.
-    On Jan. 1, 2001 you make an additional purchase payment of $5,000.
- On March 1, 2001 the contract value falls to $28,000. You take a $1,500 partial withdrawal leaving a contract value of $26,500.
-    On March 1, 2002 the contract value falls to $25,000.

We calculate the death benefit on March 1, 2002 as follows:

          Total payments paid:                                  $30,000.00
          minus any "adjusted partial withdrawals"
          calculated as:             1,500 X 30,000  =          - 1,607.14
                                     --------------             ----------
                                        28,000

          for a death benefit of:                               $28,392.86

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT RIDER

If this rider is available in your state and both you and the annuitant are age 79 or younger on the contract date, you may choose to add this benefit to your contract. This rider provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of the following amounts less any purchase payment credits added in the last 12 months:

1.   the contract value; or

2. the total purchase payments paid plus purchase payment credits and less any "adjusted partial withdrawals"; or

3. the "maximum anniversary value" immediately preceding the date of death plus the dollar amount of any payments since that anniversary plus purchase payment credits and minus any "adjusted partial withdrawals" since that anniversary.

MAXIMUM ANNIVERSARY VALUE: Each contract anniversary prior to the earlier of your or the annuitant's 81st birthday, we calculate the anniversary value which is the greater of:

(a)  the contract value on that anniversary; or

(b) total purchase payments made to the contract plus purchase payment credits and minus any "adjusted partial withdrawals."

The "maximum anniversary value" is equal to the greatest of these anniversary values.

After the earlier of your or the annuitant's 81st birthday, the death benefit continues to be the death benefit value as of that date, plus any subsequent payments and purchase payment credits and minus any "adjusted partial withdrawals."

EXAMPLE:

-    You purchase the contract with a payment of $20,000 on Jan. 1, 2000.
- On Jan. 1, 2001 (the first contract anniversary) the contract value grows to $24,000.
- On March 1, 2001 the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal, leaving a contract value of $20,500.

We calculate the death benefit on March 1, 2001 as follows:

The "maximum anniversary value" :                               $24,000.00
(the greatest of the anniversary values which
was the contract value on Jan. 1, 2001)

plus any purchase payments paid since that anniversary:              +0.00

minus any "adjusted partial withdrawal" taken since that
anniversary, calculated as:        1,500  X  24,000    =        - 1,636.36
                                   ----------------             ----------
                                      22,000

for a death benefit of:                                         $22,363.64

TERMINATING THE RIDER:

- You may terminate the rider within 30 days after the first anniversary of the effective date of the rider.
- You may terminate the rider any time after the end of the seven year waiting period of the rider.
- The rider will terminate on the date you make a full withdrawal from the contract, or annuity payouts begin, or on the date that a death benefit is payable.
- The rider will terminate on the contract anniversary after the annuitant's 86th birthday.

IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. To do this your spouse must, within 60 days after we receive proof of death, give us written instructions to keep the contract in force. The Guaranteed Minimum Income Benefit Rider, if selected, is then terminated.

PAYMENTS: Under a nonqualified annuity, we will pay the beneficiary in a single sum unless you give us other written instructions. We must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after we receive proof of death; and
- payouts begin no later than one year after your death, or other date as permitted by the Code; and
- the payout period does not extend beyond the beneficiary's life or life expectancy.

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value at the next accumulation unit value calculated after our death claim requirements are fulfilled. We pay interest, if any, from the date of death at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

Other rules may apply to qualified annuities. (See "Taxes.")

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amounts available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). You may reallocate this contract value to the one-year fixed account to provide fixed dollar payouts and/or among the subaccounts to provide variable annuity payouts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. The Guarantee Period Accounts are not available during this payout period.

Amounts of fixed and variable payouts depend on:

-    the annuity payout plan you select;
-    the annuitant's age and, in most cases, sex;
-    the annuity table in the contract; and
-    the amounts you allocated to the accounts at settlement.

In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. (In the case of fixed annuities, payouts remain the same from month to month.)

For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer policies."

ANNUITY TABLE

The annuity table in your contract shows the amount of the first monthly payment for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.) The table assumes that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts.

SUBSTITUTION OF 3.5% TABLE
If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% table in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. Using the 5% table results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

ANNUITY PAYOUT PLANS
You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract values are used to purchase the payout plan:

- PLAN A -- LIFE ANNUITY - NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

- PLAN B -- LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C -- LIFE ANNUITY - INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D -- JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

- PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level. The discount rate we use in the calculation will vary between 4.86% and 6.61% depending on the mortality and expense risk charge and the applicable assumed investment rate. (See "Charges-Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")

RESTRICTIONS FOR SOME TAX-DEFERRED RETIREMENT PLANS: If you purchased a qualified annuity, you may be required to select a payout plan that provides for payouts:

-    over the life of the annuitant;
-    over the joint lives of the annuitant and a designated beneficiary;
-    for a period not exceeding the life expectancy of the annuitant; or
- for a period not exceeding the joint life expectancies of the annuitant and a designated beneficiary.

You have the responsibility for electing a payout plan that complies with your contract and with applicable law.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed. Contract values that you allocated to the one-year fixed account will provide fixed dollar payouts and contract values that you allocated among the subaccounts will provide variable annuity payouts.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to you in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN
If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

TAXES

Generally, under current law, your contract has a tax deferral feature. This means any increase in the value of the fixed accounts and/or subaccounts in which you invest is taxable to you only when you receive a payout or withdrawal (see detailed discussion below). Any portion of the annuity payouts and any withdrawals you request that represent ordinary income normally are taxable. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements.

ANNUITY PAYOUTS UNDER NONQUALIFIED ANNUITIES: A portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax.

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

QUALIFIED ANNUITIES: Your contract may be used to fund a tax-deferred retirement plan that is already tax-deferred under the Code. The contract will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is tax-deferred. Special rules apply to these retirement plans. Your rights to benefits may be subject to the terms and conditions of these retirement plans regardless of the terms of the contract.

Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions during your life (except for Roth IRAs) and after your death. You should refer to your retirement plan or adoption agreement or consult a tax advisor for more information about your distribution rules.

ANNUITY PAYOUTS UNDER QUALIFIED ANNUITIES (EXCEPT ROTH IRAS): Under a qualified annuity, the entire payout generally is includable as ordinary income and is subject to tax except to the extent that contributions were made with after-tax dollars. If you or your employer invested in your contract with deductible or pre-tax dollars as part of a tax-deferred retirement plan, such amounts are not considered to be part of your investment in the contract and will be taxed when paid to you.

PURCHASE PAYMENT CREDITS AND CREDITS UNDER THE PERFORMANCE CREDIT RIDER: These are considered earnings and are taxed accordingly.

WITHDRAWALS: If you withdraw part or all of your contract before your annuity payouts begin, your withdrawal payment will be taxed to the extent that the value of your contract immediately before the withdrawal exceeds your investment. You also may have to pay a 10% IRS penalty for withdrawals you make before reaching age 59 1/2 unless certain exceptions apply. For qualified annuities, other penalties may apply if you withdraw your contract before your plan specifies that you can receive payouts.

DEATH BENEFITS TO BENEFICIARIES: The death benefit under a contract (except a Roth IRA) is not tax-exempt. Any amount your beneficiary receives that represents previously deferred earnings within the contract is taxable as ordinary income to the beneficiary in the years he or she receives the payments. The death benefit under a Roth IRA generally is not taxable as ordinary income to the beneficiary if certain distribution requirements are met.

ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR TRUSTS: For nonqualified annuities any annual increase in the value of annuities held by such entities generally will be treated as ordinary income received during that year. This provision is effective for purchase payments made after Feb. 28, 1986. However, if the trust was set up for the benefit of a natural person only, the income will remain tax-deferred.

PENALTIES: If you receive amounts from your contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received by you or your beneficiary:

-    because of your death;
-    because you become disabled (as defined in the Code);
- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary); or
- if it is allocable to an investment before Aug. 14, 1982 (except for qualified annuities).

For a qualified annuity, other penalties or exceptions may apply if you make withdrawals from your contract before your plan specifies that payouts can be made.

WITHHOLDING, GENERALLY: If you receive all or part of the contract value, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual tax return.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. As long as you've provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the distribution is any other type of payment (such as a partial or full withdrawal), we compute withholding using 10% of the taxable portion. Similar to above, as long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have this withholding occur.

Some states also impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from any payment from which we deduct federal withholding. The withholding requirements may differ if we are making payment to a non-U.S. citizen or if we deliver the payment outside the United States.

TRANSFER OF OWNERSHIP OF A NONQUALIFIED ANNUITY: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be a withdrawal for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer.

COLLATERAL ASSIGNMENT OF A NONQUALIFIED ANNUITY: If you collaterally assign or pledge your contract, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

- the reserve held in each subaccount for your contract;
- divided by the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

-    laws or regulations change,
-    existing funds become unavailable, or
-    in our judgment, the funds no longer are suitable for the subaccounts.

If any of these situations occur and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute funds other than those currently listed in this prospectus for other funds.

We may also:

-    add new subaccounts;
-    combine any two or more subaccounts;
-    add subaccounts investing in additional funds;
-    transfer assets to and from the subaccounts or the variable account; and
-    eliminate or close any subaccounts.

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments. We will notify you of any substitution or change.

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER

American Express Financial Advisors Inc. (AEFA) serves as the principal underwriter for the contract. Its office are located at 200 AXP Financial Center, Minneapolis, MN 55474. AEFA is a wholly-owned subsidiary of American Express Financial Corporation (AEFC) which is a wholly-owned subsidiary of American Express Company.

The contracts will be distributed by broker-dealers which have entered into distribution agreements with AEFA and American Enterprise Life.

We pay commissions for sales of the contracts of up to 7% of purchase payments to insurance agencies or broker-dealers that are also insurance agencies. Sometimes we pay the commissions as a combination of a certain amount of the commission at the time of sale and a trail commission (which, when totaled, could exceed 7% of purchase payments). In addition, we may pay certain sellers additional compensation for selling and distribution activities under certain circumstances. From time to time, we will pay or permit other promotional incentives, in cash or credit or other compensation.

Other contracts issued by American Enterprise Life that are not described in this prospectus may be available through your sales representative. The features, investment options, sales charges and expenses of the other contracts are different than those of this contract. Therefore, the contract values under the other contracts may be different than your contract value under this contract. In addition, sales commissions for the other contracts may be higher or lower than sales commissions for this contract.

ISSUER

American Enterprise Life issues the annuities. American Enterprise Life is a wholly-owned subsidiary of IDS Life, which is a wholly-owned subsidiary of AEFC. AEFC is a wholly-owned subsidiary of American Express Company. American Express Company is a financial services company principally engaged through subsidiaries (in addition to AEFC) in travel related services, investment services and international banking services.

American Enterprise Life is a stock life insurance company organized in 1981 under the laws of the state of Indiana. Its administrative offices are located at 829 AXP Financial Center, Minneapolis, MN 55474. Our statutory address is 100 Capitol Center South, 201 North Illinois Street, Indianapolis, IN 46204. American Enterprise Life conducts a conventional life insurance business.

LEGAL PROCEEDINGS

A number of lawsuits have been filed against life and health insurers in jurisdictions in which American Enterprise Life and its affiliates do business involving insurers' sales practices, alleged agent misconduct, failure to properly supervise agents and other matters. IDS Life is a defendant in three class action lawsuits of this nature. American Enterprise Life is a named defendant in one of these suits, RICHARD W. AND ELIZABETH J. THORESEN VS. AMERICAN EXPRESS FINANCIAL CORPORATION, AMERICAN CENTURION LIFE ASSURANCE COMPANY, AMERICAN ENTERPRISE LIFE INSURANCE COMPANY, AMERICAN PARTNERS LIFE INSURANCE COMPANY, IDS LIFE INSURANCE COMPANY AND IDS LIFE INSURANCE COMPANY OF NEW YORK , which was commenced in Minnesota State Court in October, 1998. The action was brought by individuals who purchased an annuity in a qualified plan. The plaintiffs allege that the sale of annuities in tax-deferred contributory retirement investment plans (E.G., IRAs) is never appropriate. The plaintiffs purport to represent a class consisting of all persons who made similar purchases. The plaintiffs seek damages in an unspecified amount.

American Enterprise Life is included as a party to a preliminary settlement of all three class action lawsuits. We believe this approach will put these cases behind us and provide a fair outcome for our clients. Our decision to settle does not include any admission of wrongdoing. We do not anticipate that this proposed settlement, or any other lawsuits in which American Enterprise Life is a defendant, will have a material adverse effect on our financial condition.

ADDITIONAL INFORMATION ABOUT AMERICAN ENTERPRISE LIFE

SELECTED FINANCIAL DATA

The following selected financial data for American Enterprise Life should be read in conjunction with the financial statements and notes.

                                        Years ended Dec. 31, (thousands)

                                1999           1998           1997          1996            1995
Net investment income       $  322,746     $  340,219     $  332,268     $  271,719     $  223,706

Net gain/loss on                 6,565         (4,788)          (509)        (5,258)        (1,154)
investments
Other                            8,338          7,662          6,329          5,753          4,214
                                 -----          -----          -----          -----          -----

Total revenues              $  337,649     $  343,093     $  338,088     $  272,214     $  226,766
                            ==========     ==========     ==========     ==========     ==========

Income before income taxes  $   50,662     $   36,421     $   44,958     $   35,735     $   33,440
                            ==========     ==========     ==========     ==========     ==========

Net income                  $   33,987     $   22,026     $   28,313     $   22,823     $   21,748
                            ==========     ==========     ==========     ==========     ==========

Total assets                $4,603,343     $4,885,621     $4,973,413     $4,425,837     $3,570,960
                            ==========     ==========     ==========     ==========     ==========

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

1999 COMPARED TO 1998:

Net income increased 54 percent to $34 million in 1999, compared to $22 million in 1998. Earnings growth resulted primarily net realized gains of $6.6 million in 1999, compared to net realized losses of $4.8 in 1998.

Income before income taxes totaled $51 million in 1999, compared with $36 million in 1998.

Total investment contract deposits received decreased to $336 million in 1999, compared with $348 million in 1998. This decrease is primarily due to a decrease in sales of variable annuities in 1999.

Total revenues decreased to $338 million in 1999, compared with $343 million in 1998. The decrease is primarily due to decreased net investment income which was partially offset by an increase in realized gain on investments. Net investment income, the largest component of revenues, decreased 5 percent from the prior year, reflecting decreases in investments owned and investment yields.

Contractholder charges decreased 5 percent to $6.1 million in 1999, compared with $6.4 million in 1998, reflecting a decrease in fixed annuities inforce. The Company receives mortality and expense risk fees from the separate accounts. Mortality and expense risk fees increased 77 percent to $2.3 million in 1999, compared with $1.3 million in 1998, this reflects the increase in separate account assets.

Net realized gain on investments was $6.6 million in 1999, compared to a net realized loss on investments of $4.8 million in 1998. The net realized gains were primarily due to the sale of available for sale fixed maturity investments at a gain as well as a decrease in the allowance for mortgage loan losses based on management's regular evaluation of allowance adequacy.

Total benefits and expenses decreased slightly to $287 million in 1999. The largest component of expenses, interest credited on investment contracts, decreased to $209 million, reflecting a decrease in fixed annuities in force and lower interest rates. Amortization of deferred policy acquisition costs decreased to $43 million, compared to $54 million in 1998. This decrease was due primarily to decreased aggregate amounts in force, as well as the impact of changing prospective assumptions in 1998 based on actual lapse experience on certain fixed annuities.

Other operating expenses increased 46 percent to $35 million in 1999, compared to $24 million in 1998. This increase is primarily reflects technology costs related to growth initiatives.

1998 COMPARED TO 1997:

Net income decreased 22 percent to $22 million in 1998, compared to $28 million in 1997. The decrease in earnings resulted primarily from increases in amortization of deferred policy acquisition costs.

Income before income taxes totaled $36 million in 1998, compared with $45 million in 1997.

Total premiums and investment contract deposits received decreased to $348 million in 1998, compared with $802 million in 1997. This decrease is primarily due to a decrease in sales of fixed annuities in 1998, reflecting the low interest rate environment.

Total revenues increased to $343 million in 1998, compared with $338 million in 1997. The increase is primarily due to increases in net investment income and contractholder charges. Net investment income, the largest component of revenues, increased 2 percent from the prior year, reflecting increases in investments owned and investment yields.

Contractholder charges, increased 12 percent to $6.4 million in 1998, compared with $5.7 million in 1997. The Company receives mortality and expense risk fees from the separate accounts.

Total benefits and expenses increased 4.6 percent to $307 million in 1998, compared with 293 million in 1997. The largest component of expenses, interest credited on contractholders investment contracts, decreased to $229 million, reflecting a decrease in fixed annuities in force and lower interest rates. Amortization of deferred policy acquisition costs increased to $54 million, compared to $37 million in 1997. This increase was due primarily to the impact of changing prospective assumptions based on actual lapse experience on certain fixed annuities.

RISK MANAGEMENT

The sensitivity analysis of the test of market risk discussed below estimates the effects of hypothetical sudden and sustained changes in the applicable market conditions on the ensuing year's earnings based on year-end positions.

The market changes, assumed to occur as of year-end, is a 100 basis point increase in market interest rates. Computations of the prospective effects of hypothetical interest rate change based on numerous assumptions, including relative levels of market interest rates as well as the levels of assets and liabilities. The hypothetical changes and assumptions will be different from what actually occurs in the future. Furthermore, the computations do not anticipate actions that may be taken by management if the hypothetical market changes actually occurred over time. As a result, actual earnings effects in the future will differ from those quantified below.

The Company primarily invests in fixed income securities over a broad range of maturities for the purpose of providing fixed annuity clients with a competitive rate of return on their investments while minimizing risk, and to provide a dependable and targeted spread between the interest rate earned on investments and the interest rate credited to contractholders' accounts. The Company does not invest in securities to generate trading profits.

The Company has an investment committee that holds regularly scheduled meetings and, when necessary, special meetings. At these meetings, the committee reviews models projecting different interest rate scenarios and their impact on profitability. The objective of the committee is to structure the investment security portfolio based upon the type and behavior of products in the liability portfolio so as to achieve targeted levels of profitability.

Rates credited to contractholders' accounts are generally reset at shorter intervals than the maturity of underlying investments. Therefore, margins may be negatively impacted by increases in the general level of interest rates. Part of the committee's strategy includes the purchase of some types of derivatives, such as interest rate caps, swaps and floors, for hedging purposes. These derivatives protect margins by increasing investment returns if there is a sudden and severe rise in interest rates, thereby mitigating the impact of an increase in rates credited to contractholders' accounts.

The negative effect on the Company's pretax earnings of a 100 basis point increase in interest rates, which assumes repricings and customer behavior based on the application of proprietary models to the book of business at December 31, 1999, would be approximately $4.2 million.

LIQUIDITY AND CAPITAL RESOURCES

The liquidity requirements of the Company are met by funds provided by annuity considerations, investment income, proceeds from sales of investments as well as maturities and periodic repayments of investment principal.

The primary uses of funds are policy benefits, commissions and operating expenses, policy loans, and investment purchases.

The Company has an available line of credit with American Express Financial Corporation aggregating $50 million. The line of credit is used strictly as a short-term source of funds. No borrowings were outstanding under the agreement at December 31, 1999. At December 31, 1999, outstanding reverse repurchase agreements totaled $26 million.

At December 31, 1999, investments in fixed maturities comprised 81 percent of the Company's total invested assets. Of the fixed maturity portfolio, approximately 32 percent is invested in GNMA, FNMA and FHLMC mortgage-backed securities which are considered AAA/Aaa quality.

At December 31, 1999, approximately 14 percent of the Company's investments in fixed maturities were below investment grade bonds. These investments may be subject to a higher degree of risk than the investment grade issues because of the borrower's generally greater sensitivity to adverse economic conditions, such as recession or increasing interest rates, and in certain instances, the lack of an active secondary market. Expected returns on below investment grade bonds reflect consideration of such factors. The Company has identified those fixed maturities for which a decline in fair value is determined to be other than temporary, and has written them down to fair value with a charge to earnings.

At December 31, 1999, net unrealized appreciation on fixed maturities held to maturity included $6.3 million of gross unrealized appreciation and $29 million of gross unrealized depreciation. Net unrealized appreciation on fixed maturities available for sale included $9.3 million of gross unrealized appreciation and $117 million of gross unrealized depreciation.

At December 31, 1999, the Company had an allowance for losses for mortgage loans totaling $6.7 million.

The economy and other factors have caused a number of insurance companies to go under regulatory supervision. This circumstance has resulted in assessments by state guaranty associations to cover losses to policyholders of insolvent or rehabilitated companies. Some assessments can be partially recovered through a reduction in future premium taxes in certain states. The Company established an asset for guaranty association assessments paid to those states allowing a reduction in future premium taxes over a reasonable period of time. The asset is being amortized as premium taxes are reduced.
The Company has also estimated the
potential effect of future assessments on the Company's financial position and results of operations and has established a reserve for such potential assessments. The Company has adopted Statement of Position 97-3 providing guidance when an insurer should recognize a liability for guaranty fund assessments. The SOP is effective for fiscal years beginning after December 15, 1998. Adoption did not have a material impact on the Company's results of operations or financial condition.

The National Association of Insurance Commissioners has established risk-based capital standards to determine the capital requirements of a life insurance company based upon the risks inherent in its operations. These standards require the computation of a risk-based capital amount which is then compared to a company's actual total adjusted capital. The computation involves applying factors to various statutory financial data to address four primary risks: asset default, adverse insurance experience, interest rate risk and external events. These standards provide for regulatory attention when the percentage of total adjusted capital to authorized control level risk-based capital is below certain levels. As of December 31, 1999, the Company's total adjusted capital was well in excess of the levels requiring regulatory attention.

YEAR 2000 ISSUE

The Year 2000 issue is the result of computer programs having been written using two digits rather than four to define a year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than 2000. This could result in the failure of major systems or miscalculations, which could have a material impact on the operations of American Enterprise Life and the variable account. All of the major systems used by American Enterprise Life and the variable account are maintained by AEFC and are utilized by multiple subsidiaries and affiliates of AEFC. American Enterprise Life's and the variable account's businesses are heavily dependent upon AEFC's computer systems and have significant interaction with systems of third parties.

A comprehensive review of AEFC's computer systems and business processes, including those specific to American Enterprise Life and the variable account, was conducted to identify the major systems that could be affected by the Year 2000 issue. Steps were taken to resolve potential problems including modification to existing software and the purchase of new software. As of Dec. 31, 1999, AEFC had completed its program of corrective measures on its internal systems and applications, including Year 2000 compliance testing. As of Dec. 31, 1999, AEFC had also completed an evaluation of the Year 2000 readiness of other third parties whose system failures could have an impact on American Enterprise Life's and the variable account's operations.

AEFC's Year 2000 project also included establishing Year 2000 contingency plans for all key business units. Business continuation plans, which address business continuation in the event of a system disruption, are in place for all key business units. As of Dec. 31, 1999, these plans had been amended to include specific Year 2000 considerations.

In assessing its Year 2000 initiatives and the results of actual production since Jan. 1, 2000, management believes no material adverse consequences were experienced, and there was no material effect on American Enterprise Life's and the variable account's business, results of operations, or financial condition as a result of the Year 2000 issue.

RESERVES

In accordance with the insurance laws and regulations under which we operate, we are obligated to carry on our books, as liabilities, actuarially determined reserves to meet our obligations on our outstanding annuity contracts. We base our reserves for deferred annuity contracts on accumulation value and for fixed annuity contracts in a benefit status on established industry mortality tables. These reserves are computed amounts that will be sufficient to meet our policy obligations at their maturities.

INVESTMENTS
Our total investments of $4,107,559 at Dec. 31, 1999, 29% was invested in mortgage-backed securities, 53% in corporate and other bonds, 19% in primary mortgage loans on real estate and the remaining less than 1% in other investments.

COMPETITION
We are engaged in a business that is highly competitive due to the large number of stock and mutual life insurance companies and other entities marketing insurance products. There are over 1,600 stock, mutual and other types of insurers in the life insurance business. BEST'S INSURANCE REPORTS, Life-Health edition 1998, assigned us one of its highest classifications, A+ (Superior).

EMPLOYEES
As of Dec. 31, 1999, we had no employees.

PROPERTIES
We occupy office space in Minneapolis, MN, which is rented by AEFC. We reimburse AEFC for rent based on direct and indirect allocation methods. Facilities occupied by us are believed to be adequate for the purposes for which they are used and well maintained.

STATE REGULATION
American Enterprise Life is subject to the laws of the State of Indiana governing insurance companies and to the regulations of the Indiana Department of Insurance. An annual statement in the prescribed form is filed with the Indiana Department of Insurance each year covering our operation for the preceding year and its financial condition at the end of such year. Regulation by the Indiana Department of Insurance includes periodic examination to determine American Enterprise's contract liabilities and reserves so that the Indiana Department of Insurance may certify that these items are correct. The Company's books and accounts are subject to review by the Indiana Department of Insurance at all times. Such regulation does not, however, involve any supervision of the account's management or the company's investment practices or policies. In addition, American Enterprise Life is subject to regulation under the insurance laws of other jurisdictions in which it operates. A full examination of American Enterprise Life's operations is conducted periodically by the National Association of Insurance Commissioners.

Under insurance guaranty fund laws, in most states, insurers doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. Most of these laws do provide however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

DIRECTORS AND EXECUTIVE OFFICERS*

The directors and principal executive officers of American Enterprise Life and the principal occupation of each during the last five years is as follows:

DIRECTORS

JAMES E. CHOAT
Born in 1947

Director, president and chief executive officer since 1996; Senior vice president - Institutional Products Group, AEFA, 1994 to 1997.

RICHARD W. KLING
Born 1940

Director and chairman of the board since March 1989.

PAUL S. MANNWEILER**
Born in 1949

Director since 1986; Partner at Locke Reynolds Boyd & Weisell since 1980.

PAULA R. MEYER
Born in 1954

Director and executive vice president since 1998; vice president, AEFC since 1998; Piper Capital Management (PCM) President from Oct. 1997 to May 1998; PCM Director of Marketing from June 1995 to Oct. 1997; PCM Director of Retail Marketing from Dec. 1993 to June 1995.

WILLIAM A. STOLTZMANN
Born in 1948

Director since Sept. 1989; vice president, general counsel and secretary since 1985.

OFFICERS OTHER THAN DIRECTORS

JEFFREY S. HORTON
Born 1961

Vice president and treasurer since Dec. 1997; vice president and corporate treasurer, AEFC, since Dec. 1997; controller, American Express Technologies - Financial Services, AEFC, from July 1997 to Dec. 1997; controller, Risk Management Products, AEFC, from May 1994 to July 1997; director of finance and analysis, Corporate Treasury, AEFC, from June 1990 to May 1994.

PHILIP C. WENTZEL
Born in 1961

Vice president and controller since 1998; vice president - Finance, Risk Management Products, AEFC since 1997; and director of financial reporting and analysis from 1992 to 1997.

*The address for all of the directors and principal officers is: 200 AXP Financial Center, Minneapolis, MN 55474, except for Mr. Mannweiler who is an independent director.

**Mr. Mannweiler's address is: 201 No. Illinois Street, Indianapolis, IN 46204

EXECUTIVE COMPENSATION
Our executive officers also may serve one or more affiliated companies. The following table reflects cash compensation paid to the five most highly compensated executive officers as a group for services rendered in the most recent year to us and our affiliates. The table also shows the total cash compensation paid to all our executive officers, as a group, who were executive officers at any time during the most recent year.

NAME OF INDIVIDUAL OR
NUMBER IN GROUP                       POSITION HELD                             CASH COMPENSATION
Five most highly compensated                                                        $7,960,888
executive officers as a group:

Richard W. Kling                      Chairman of the Board
James E. Choat                        President and CEO
Stuart A. Sedlacek                    Executive Vice President
Lorraine R. Hart                      Vice President, Investments
Deborah L. Pederson                   Assistant Vice President, Investments

All executive officers as a group                                                  $11,535,043
(11)

SECURITY OWNERSHIP OF MANAGEMENT
Our directors and officers do not beneficially own any outstanding shares of stock of the company. All of our outstanding shares of stock are beneficially owned by IDS Life. The percentage of shares of IDS Life owned by any director, and by all our directors and officers as a group, does not exceed 1% of the class outstanding.

EXPERTS

Ernst & Young LLP, independent auditors, have audited the financial statements of American Enterprise Life Insurance Company at Dec. 31, 1999 and 1998, and for each of the three years in the period ended Dec. 31, 1999, and the individual and combined financial statements of American Enterprise variable Annuity Account (comprised of subaccounts PCMG1, PMGD1, PNDM1, PSCA1, PCAP1, PVAL1, PMDC1, PSMC1, PMSS1, PNDS1, PTRS1 and PGIN1) as of Dec. 31, 1999, and the periods indicated therein as set forth in their reports. We've included our financial statements in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's report, given on their authority as experts in accounting and auditing.

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY FINANCIAL INFORMATION


REPORT OF INDEPENDENT AUDITORS

The Board of Directors
American Enterprise Life Insurance Company


We have audited the accompanying balance sheets of American Enterprise Life Insurance Company (a wholly owned subsidiary of IDS Life Insurance Company) as of December 31, 1999 and 1998, and the related statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Enterprise Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.



/s/ Ernst & Young LLP
Ernst & Young LLP
February 3, 2000
Minneapolis, Minnesota

                   AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
                                 BALANCE SHEETS
                                  December 31,
                       ($ thousands, except share amounts)

ASSETS                                                              1999              1998
------                                                           -----------      -----------

Investments:
  Fixed maturities:
    Held to maturity, at amortized cost (fair value:
       1999, $984,103; 1998, $1,126,732)                          $1,006,349       $1,081,193
    Available for sale, at fair value (amortized cost:
       1999, $2,411,799; 1998, $2,526,712)                         2,304,487        2,594,858
                                                                 -----------      -----------
                                                                   3,310,836        3,676,051

  Mortgage loans on real estate                                      785,253          815,806
  Other investments                                                   11,470           12,103
                                                                 -----------      -----------
          Total investments                                        4,107,559        4,503,960

Accounts receivable                                                      316              214
Accrued investment income                                             56,676           61,740
Deferred policy acquisition costs                                    180,288          196,479
Deferred income taxes                                                 37,501               --
Other assets                                                               9               43
Separate account assets                                              220,994          123,185
                                                                 -----------      -----------

          Total assets                                            $4,603,343       $4,885,621
                                                                  ==========       ==========

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
  Future policy benefits for fixed annuities                      $3,921,513       $4,166,852
  Policy claims and other policyholders' funds                        12,097            7,389
  Deferred income taxes                                                   --           23,199
  Amounts due to brokers                                              25,215           54,347
  Other liabilities                                                   17,436           24,500
  Separate account liabilities                                       220,994          123,185
                                                                 -----------      -----------
          Total liabilities                                        4,197,255        4,399,472

Stockholder's equity:
  Capital stock, $100 par value per share;
    100,000 shares authorized,
    20,000 shares issued and outstanding                               2,000            2,000
  Additional paid-in capital                                         282,872          282,872
  Accumulated other comprehensive (loss) income:
     Net unrealized securities (losses) gains                        (69,753)          44,295
  Retained earnings                                                  190,969          156,982
                                                                 -----------      -----------
          Total stockholder's equity                                 406,088          486,149
                                                                 -----------      -----------

Total liabilities and stockholder's equity                        $4,603,343       $4,885,621
                                                                  ==========       ==========

                   AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
                              STATEMENTS OF INCOME
                            Years ended December 31,
                                  ($ thousands)

                                                            1999              1998             1997
                                                          ---------         ---------        ---------

Revenues:
  Net investment income                                    $322,746          $340,219         $332,268
  Contractholder charges                                      6,069             6,387            5,688
  Mortality and expense risk fees                             2,269             1,275              641
  Net realized gain (loss) on investments                     6,565            (4,788)            (509)
                                                          ---------         ---------        ---------

          Total revenues                                    337,649           343,093          338,088
                                                          ---------         ---------        ---------

Benefits and expenses:
  Interest credited on investment contracts                 208,583           228,533          231,437
  Amortization of deferred policy acquisition costs          43,257            53,663           36,803
  Other operating expenses                                   35,147            24,476           24,890
                                                          ---------         ---------        ---------

          Total benefits and expenses                       286,987           306,672          293,130
                                                          ---------         ---------        ---------

Income before income taxes                                   50,662            36,421           44,958

Income taxes                                                 16,675            14,395           16,645
                                                          ---------         ---------        ---------

Net income                                                $  33,987         $  22,026        $  28,313
                                                          =========         =========        =========

                   AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
                       STATEMENTS OF STOCKHOLDER'S EQUITY
                       Three years ended December 31, 1999
                                  ($ thousands)

                                                                                                   Accumulated
                                                                                                     Other
                                                         Total                      Additional    Comprehensive
                                                     Stockholder's     Capital       Paid-In      (Loss) Income,     Retained
                                                         Equity         Stock         Capital        Net of Tax       Earnings
                                                     -------------    --------    ------------    ------------    -------------
Balance, December 31, 1996                               $363,858       $2,000       $242,872        $ 12,343        $106,643
Comprehensive income:
     Net income                                            28,313           --             --              --          28,313
      Unrealized holding gains arising
           during the year, net of  taxes of
        ($19,891)                                          36,940           --             --          36,940              --
      Reclassification adjustment for losses
           included in net income, net of tax
           of ($126)                                          233           --             --             233              --
                                                     -------------                                ------------
     Other comprehensive income                            37,173           --             --          37,173              --
                                                     -------------
     Comprehensive income                                  65,486
Capital contribution from IDS Life                         40,000           --         40,000              --              --
                                                     -------------    --------    ------------    ------------    -------------

Balance, December 31, 1997                                469,344        2,000        282,872          49,516         134,956
Comprehensive income:
     Net income                                            22,026           --             --              --          22,026
     Unrealized holding losses arising
          during the year, net of taxes of $3,400          (6,314)          --             --          (6,314)             --
       Reclassification adjustment for losses
           included in net income, net of tax
           of ($588)                                        1,093           --             --           1,093              --
                                                     -------------                                ------------
     Other comprehensive loss                              (5,221)          --             --          (5,221)             --
                                                     -------------
     Comprehensive income                                  16,805
                                                     -------------    --------    ------------    ------------    -------------

Balance, December 31, 1998                                486,149        2,000        282,872          44,295         156,982
Comprehensive loss:
     Net income                                            33,987           --             --              --          33,987
     Unrealized holding losses arising
         during the year, net of taxes of $(59,231)      (110,001)          --             --        (110,001)             --
     Reclassification adjustment for gains
          included in net income, net of tax               (4,047)                                     (4,047)             --
          of $(2,179)                                -------------                                ------------
     Other comprehensive loss                            (114,048)          --             --        (114,048)             --
                                                     -------------
     Comprehensive loss                                   (80,061)
                                                     -------------    --------    ------------    ------------    -------------

Balance, December 31, 1999                               $406,088       $2,000       $282,872        $(69,753)       $190,969
                                                     =============    ========    ============    ============    =============


                                         See accompanying notes.

                                AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
                                         STATEMENTS OF CASH FLOWS
                                         Years ended December 31,
                                              ($ thousands)
                                                                      1999          1998          1997
                                                                   -----------   -----------   -----------
Cash flows from operating activities:
  Net income                                                       $   33,987    $   22,026    $   28,313
  Adjustments to reconcile net income to net cash
    provided by (used in) operating activities:
      Change in accrued investment income                               5,064        (2,152)       (8,017)
      Change in accounts receivable                                      (102)          349         9,304
      Change in deferred policy acquisition costs, net                 16,191        28,022       (21,276)
      Change in other assets                                               34            74         4,840
      Change in policy claims and other policyholders' funds            4,708        (3,939)      (16,099)
      Deferred income tax (benefit) provision                             711        (9,591)       (2,485)
      Change in other liabilities                                      (7,064)        7,595         1,255
      Amortization of premium (accretion of discount), net              2,315           122        (2,316)
      Net realized (gain) loss on investments                          (6,565)        4,788           509
      Other, net                                                      (1,562)         2,544           959
                                                                   -----------   -----------   -----------

         Net cash provided by (used in) operating activities           47,717        49,838        (5,013)

Cash flows from investing activities:
    Fixed maturities held to maturity:
        Purchases                                                          --            --        (1,996)
        Maturities                                                     65,705        73,601        41,221
        Sales                                                           8,466        31,117        30,601
    Fixed maturities available for sale:
        Purchases                                                    (593,888)     (298,885)     (688,050)
        Maturities                                                    248,317       335,357       231,419
        Sales                                                         469,126        48,492        73,366
    Other investments:
        Purchases                                                     (28,520)     (161,252)     (199,593)
        Sales                                                          57,548        78,681        29,139
    Change in amounts due to brokers                                  (29,132)       19,412       (53,796)
                                                                   -----------   -----------   ------------

          Net cash provided by (used in) investing activities         197,622       126,523      (537,689)

Cash flows from financing activities:
 Activity related to investment contracts:
    Considerations received                                           299,899       302,158       783,339
    Surrenders and other benefits                                    (753,821)     (707,052)     (552,903)
    Interest credited to account balances                             208,583       228,533       231,437
    Capital contribution from parent                                       --            --        40,000
                                                                   -----------   -----------   -----------

          Net cash (used in) provided by financing activities        (245,339)     (176,361)      501,873
                                                                   -----------   -----------   -----------

Net decrease in cash and cash equivalents                                  --            --       (40,829)

Cash and cash equivalents at beginning of year                             --            --        40,829
                                                                   -----------   -----------   -----------

Cash and cash equivalents at end of year                           $       --    $       --    $      --
                                                                   ===========   ===========   ==========
                                         See accompanying notes.


1.   Summary of significant accounting policies

     Nature of business

     American Enterprise Life Insurance Company (the Company) is a stock life insurance company that is domiciled in Indiana and is licensed to transact insurance business in 48 states. The Company's principal product is deferred annuities, which are issued primarily to individuals. It offers single premium and annual premium deferred annuities on both a fixed and variable dollar basis.
     Immediate annuities are offered as well.

     Basis of presentation

     The Company is a wholly-owned subsidiary of IDS Life Insurance Company (IDS
     Life), which is a wholly owned subsidiary of American Express Financial Corporation (AEFC). AEFC is a wholly owned subsidiary of American Express Company. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States which vary in certain respects from reporting practices prescribed or permitted by the Indiana Department of Insurance (see Note 4).

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Investments

     Fixed maturities that the Company has both the positive intent and the ability to hold to maturity are classified as held to maturity and carried at amortized cost. All other fixed maturities are classified as available for sale and carried at fair value. Unrealized gains and losses on securities classified as available for sale are reported as a separate component of accumulated other comprehensive (loss) income, net of deferred income taxes.

     Realized investment gain or loss is determined on an identified cost basis.

     Prepayments are anticipated on certain investments in mortgage-backed securities in determining the constant effective yield used to recognize interest income. Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

     Mortgage loans on real estate are carried at amortized cost less an allowance for mortgage loan losses. The estimated fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities.

     Impairment of mortgage loans is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. The amount of the impairment is recorded in an allowance for mortgage loan losses. The allowance for mortgage loan losses is maintained at a level that management believes is adequate to absorb estimated losses in the portfolio. The level of the allowance account is determined based on several factors, including historical experience, expected future principal and interest payments, estimated collateral values, and current and anticipated economic and political conditions. Management regularly evaluates the adequacy of the allowance for mortgage loan losses.

     The Company generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

     The cost of interest rate caps and floors is amortized to investment income over the life of the contracts and payments received as a result of these agreements are recorded as investment income when realized. The amortized cost of interest rate caps and floors is included in other investments.

     When evidence  indicates a decline,  which is other than temporary,  in the
     underlying  value  or  earning  power  of  individual   investments,   such
     investments are written down to the fair value by a charge to income.

     Statements of cash flows

     The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost which approximates fair value.

     Supplementary information to the statements of cash flows for the years ended December 31, is summarized as follows:

                                        1999            1998           1997
                                        ----            -----          ----
    Cash paid during the year for:
      Income taxes                      $22,007        $19,035       $19,456
      Interest on borrowings              2,187          5,437         1,832

     Contractholder charges

     Contractholder   charges  include  surrender  charges  and  fees  collected regarding the issue and administration of annuity contracts.

     Deferred policy acquisition costs

     The costs of acquiring new business, principally sales compensation, policy issue costs, and certain sales expenses, have been deferred on annuity contracts. These costs are amortized using primarily the interest method.

     Amortization of deferred policy acquisition costs requires the use of assumptions including interest margins, mortality margins, persistency rates, maintenance expense levels and, for variable products, separate account performance. For universal life-type insurance and deferred annuities, actual experience is reflected in the Company's amortization models monthly. As actual experience differs from the current assumptions, management considers the need to change key assumptions underlying the amortization models prospectively. The impact of changing prospective assumptions is reflected in the period that such changes are made and is generally referred to as an unlocking adjustment. During 1998, unlocking adjustments resulted in a net increase in amortization of $11 million. Net unlocking adjustments in 1999 and 1997 were not significant.

     Liabilities for future policy benefits

     Liabilities for universal-life type insurance and fixed and variable deferred annuities are accumulation values.

     Federal income taxes

     The Company's taxable income is included in the consolidated federal income tax return of American Express Company. The Company provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

     Included in other liabilities at December 31, 1999 and 1998 are $2,147 and $3,504, respectively, payable to IDS Life for federal income taxes.

     Separate account business

     The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity contract owners. The Company receives mortality and expense risk fees from the variable annuity separate accounts.

     The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. The Company also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

      Accounting changes

     American Institute of Certified Public Accountants (AICPA) Statement of Position (SOP) 98-1, "Accounting for Costs of Computer Software Developed or Obtained for Internal Use" became effective January 1, 1999. The SOP requires the capitalization of certain costs incurred after the date of adoption to develop or obtain software for internal use. Software utilized by the Company is owned by AEFC and capitalized by AEFC. As a result, the new rule did not have a material impact on the Company's results of operations or financial condition.

     Effective January 1, 1999, the Company adopted AICPA SOP 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments," providing guidance for the timing of recognition of liabilities related to guaranty fund assessments. The Company had historically carried balance in other liabilities on the balance sheet for potential guaranty fund assessment exposure. Adoption of the SOP did not have a material impact on the Company's results of operations or financial condition.

     In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," which is effective January 1, 2001. This Statement establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. The accounting for changes in the fair value of a derivative depends on the intended use of the derivative and the resulting designation. The ultimate financial effect of the new rule will be measured based on the derivatives in place at adoption and cannot be estimated at this time.

2.   Investments

     Fair values of investments in fixed maturities represent quoted market prices and estimated values when quoted prices are not available. Estimated values are determined by established procedures involving, among other things, review of market indices, price levels of current offerings of comparable issues, price estimates and market data from independent brokers and financial files.

     The amortized cost, gross unrealized gains and losses and fair value of investments in fixed maturities at December 31, 1999 are as follows:

                                                                   Gross           Gross
                                                Amortized        Unrealized       Unrealized        Fair
    Held to maturity                             Cost              Gains           Losses           Value
    ----------------                            ----------       --------         --------        ----------
    U.S. Government agency obligations          $    7,514       $     23         $    431        $    7,106
    State and municipal obligations                  3,002             44               --             3,046
    Corporate bonds and obligations                816,826          5,966           23,311           799,482
    Mortgage-backed securities                     179,007            296            4,834           174,469
                                                ----------       --------         --------        ----------
                                                $1,006,349       $  6,329         $ 28,576        $  984,103
                                                ==========       ========         ========        ==========

    Available for sale
    U.S. Government agency obligations          $    2,047   $         --         $     47        $    1,999
    State and municipal obligations                  2,250             --              190             2,060
    Corporate bonds and obligations              1,419,150          7,445           90,703         1,335,892
    Mortgage-backed securities                     988,352          1,929           25,746           964,536
                                                ------------     --------         --------        ----------
                                                $2,411,799       $  9,374         $116,686        $2,304,487
                                                ==========       ========         ========        ==========

     The amortized cost, gross unrealized gains and losses and fair value of investments in fixed maturities at December 31, 1998 are as follows:

                                                                   Gross           Gross
                                                 Amortized       Unrealized       Unrealized         Fair
    Held to maturity                               Cost            Gains           Losses            Value
    ----------------                            ----------       --------         --------        ----------
    U.S. Government agency obligations          $    8,652       $    423         $     --        $    9,075
    State and municipal obligations                  3,003            149               --             3,152
    Corporate bonds and obligations                877,140         48,822            6,670           919,292
    Mortgage-backed securities                     192,398          2,844               29           195,213
                                                ----------       --------         --------        ----------
                                                $1,081,193       $ 52,238         $  6,699        $1,126,732
                                                ==========       ========         ========        ==========

    Available for sale
    U.S. Government agency obligations          $    2,062       $    116         $     --        $    2,178
    Corporate bonds and obligations              1,472,814         69,990           34,103         1,508,701
    Mortgage-backed securities                   1,051,836         32,232               89         1,083,979
                                                ----------       --------         --------        ----------
                                                $2,526,712       $102,338          $34,192        $2,594,858
                                                ==========       ========          =======        ==========

     The amortized cost and fair value of investments in fixed maturities at December 31, 1999 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                               Amortized            Fair
    Held to maturity                              Cost             Value

    Due in one year or less                    $    26,214        $   26,334
    Due from one to five years                     412,533           408,638
    Due from five to ten years                     331,187           320,146
    Due in more than ten years                      57,408            54,516
    Mortgage-backed securities                     179,007           174,469
                                             -------------     -------------
                                               $ 1,006,349        $  984,103
                                               ===========      ============

                                               Amortized            Fair
    Available for sale                            Cost             Value

    Due in one year or less                    $    46,937        $   47,236
    Due from one to five years                      75,233            73,525
    Due from five to ten years                   1,037,001           980,633
    Due in more than ten years                     264,276           238,557
    Mortgage-backed securities                     988,352           964,536
                                              ------------      ------------
                                                $2,411,799        $2,304,487

     During the years ended December 31, 1999, 1998 and 1997, fixed maturities classified as held to maturity were sold with amortized cost of $8,466, $31,117 and $29,561, respectively. Net gains and losses on these sales were not significant. The sales of these fixed maturities were due to significant deterioration in the issuers' creditworthiness.

     In addition, fixed maturities available for sale were sold during 1999 with proceeds of $469,126 and gross realized gains and losses of $10,374 and $4,147 respectively. Fixed maturities available for sale were sold during 1998 with proceeds of $48,492 and gross realized gains and losses of $2,835 and $4,516, respectively. Fixed maturities available for sale were sold during 1997 with proceeds of $73,366 and gross realized gains and losses of $1,081 and $1,440, respectively.

     At December 31, 1999, bonds carried at $3,277 were on deposit with various states as required by law.

     At December 31, 1999, investments in fixed maturities comprised 81 percent of the Company's total invested assets. These securities are rated by Moody's and Standard & Poor's (S&P), except for securities carried at approximately $486 million which are rated by AEFC internal analysts using criteria similar to Moody's and S&P. A summary of investments in fixed maturities, at amortized cost, by rating on December 31 is as follows:

           Rating                                    1999             1998
    ----------------------                       -----------       -----------
    Aaa/AAA                                       $1,168,144        $1,242,301
    Aa/AA                                             42,859            45,526
    Aa/A                                              52,416            60,019
    A/A                                              422,668           422,725
    A/BBB                                            189,072           228,656
    Baa/BBB                                          995,152         1,030,874
    Baa/BB                                            64,137            79,687
    Below investment grade                           483,700           498,117
                                                ------------      ------------
                                                  $3,418,148        $3,607,905

     At December 31, 1999, approximately 94 percent of the securities rated Aaa/AAA were GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than one percent of the Company's total investments in fixed maturities.

     At December 31, 1999, approximately 19 percent of the Company's invested assets were mortgage loans on real estate. Summaries of mortgage loans by region of the United States and by type of real estate are as follows:

                                               December 31, 1999                        December 31, 1998
                                         -------------------------------       --------------------------------
                                          On Balance         Commitments         On Balance         Commitments
    Region                                   Sheet           to Purchase           Sheet            to Purchase
    ----------------------------------   -----------         -----------        ----------          -----------
    South Atlantic                          $194,325         $        --          $198,552             $    651
    Middle Atlantic                          118,699                  --           129,284                  520
    East North Central                       126,243                  --           134,165                2,211
    Mountain                                 103,751                  --           113,581                   --
    West North Central                       125,891                 513           119,380                9,626
    New England                               43,345                 802            46,103                   --
    Pacific                                   41,396                  --            43,706                   --
    West South Central                        31,153                  --            32,086                   --
    East South Central                         7,100                  --             7,449                   --
                                         -----------        ------------       -----------         ------------
                                             791,903               1,315           824,306               13,008
    Less allowance for losses                  6,650                  --             8,500                   --
                                         -----------        ------------       -----------         ------------
                                            $785,253            $  1,315          $815,806              $13,008
                                            ========            ========          ========              =======


2.   Investments (continued)
                                               December 31, 1999                       December 31, 1998
                                          ------------------------------         ------------------------------
                                          On Balance         Commitments         On Balance         Commitments
              Property type                  Sheet            to Purchase          Sheet            to Purchase
                                          ----------      --------------        ----------         ------------
    Department/retail stores                $232,449        $     1,315           $253,380            $     781
    Apartments                               181,346                 --            186,030                2,211
    Office buildings                         202,132                 --            206,285                9,496
    Industrial buildings                      83,186                 --             82,857                  520
    Hotels/Motels                             43,839                 --             45,552                   --
    Medical buildings                         32,284                 --             33,103                   --
    Nursing/retirement homes                   6,608                 --              6,731                   --
    Mixed Use                                 10,059                 --             10,368                   --
                                          ----------      --------------        ----------         ------------
                                             791,903              1,315            824,306               13,008
    Less allowance for losses                  6,650                 --              8,500                   --
                                         -----------      --------------       -----------         ------------
                                            $785,253         $    1,315           $815,806              $13,008
                                            ========         ==========           ========              =======

     Mortgage loan fundings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan. The Company holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreement. Commitments to purchase mortgages are made in the ordinary course of business. The fair value of the mortgage commitments is $nil.

     At December 31, 1999, the Company's recorded investment in impaired loans was $5,200 with an allowance of $1,250. At December 31, 1998, the Company's recorded investment in impaired loans was $1,932 with an allowance of $500. During 1999 and 1998, the average recorded investment in impaired loans was $5,399 and $2,736, respectively.

     The Company recognized $136, $251 and $nil of interest income related to impaired loans for the years ended December 31, 1999, 1998 and 1997, respectively.

     The following table presents changes in the allowance for investment losses related to all loans:

                                                     1999        1998         1997
                                                     ----        ----         ----
    Balance, January 1                               $8,500      $3,718       $2,370
    Provision (reduction) for investment losses      (1,850)      4,782        1,805
    Loan payoffs                                         --          --         (457)
                                                     ------   ---------      -------
    Balance, December 31                             $6,650      $8,500       $3,718
                                                     ======      ======       ======

     Net investment income for the years ended December 31 is summarized as follows:

                                                     1999         1998        1997
                                                     -----        -----       ----
    Interest on fixed maturities                   $265,199    $285,260     $278,736
    Interest on mortgage loans                       63,721      65,351       55,085
    Interest on cash equivalents                        534         137          704
    Other                                            (1,755)     (2,493)       1,544
                                                   ---------- ----------   ----------
                                                    327,699     348,255      336,069
    Less investment expenses                          4,953       8,036        3,801
                                                   ---------  ----------   ----------
                                                   $322,746    $340,219     $332,268
                                                   ========    ========     ========

     Net realized gain (loss) on investments for the years ended December 31 is summarized as follows:

                                                      1999        1998         1997
                                                      ----        ----         ----
    Fixed maturities                               $  6,534     $   863      $ 1,638
    Mortgage loans                                   (1,650)     (4,816)      (1,348)
    Other investments                                (1,819)       (835)        (799)
                                                   ---------   --------      -------
                                                   $  3,065     $(4,788)     $  (509)
                                                   =========    =======      =======

     Changes in net unrealized appreciation (depreciation) of investments for the years ended December 31 are summarized as follows:

                                                      1999       1998         1997
                                                     -----        -----       ----
    Fixed maturities available for sale           $(175,458)    $(8,032)     $57,188

3.    Income taxes

     The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

     The income tax expense (benefit) for the years ended December 31, consists of the following:

                                                     1999         1998        1997
                                                     ----         ----        ----
    Federal income taxes:
      Current                                      $ 15,531    $ 23,227      $17,668
      Deferred                                          711      (9,591)      (2,485)
                                                   --------    --------      -------
                                                     16,242      13,636       15,183

    State income taxes-current                          433         759        1,462
                                                   --------    --------      -------
    Income tax expense                             $ 16,675    $ 14,395      $16,645
                                                   ========    ========      =======

     Increases (decreases) to the federal income tax provision applicable to pretax income based on the statutory rate, for the years ended December 31, are attributable to:

                                                       1999                      1998                     1997
                                               ------------------       ------------------       ---------------------
                                               Provision    Rate        Provision    Rate        Provision       Rate
                                               ---------    -----       ---------    -----       ---------       -----
     Federal income taxes based
       on the statutory rate                    $17,731     35.0%         $13,972    35.0%        $15,735        35.0%
     Increases (decreases) are
      attributable to:
         Tax-excluded interest                      (14)      --              (35)   (0.1)            (41)       (0.1)
         State tax, net of federal benefit          281      0.5              493     1.2             956         2.1
         Reduction of mortgage loss
           reserve                               (1,225)    (2.4)              --       --             --          --
      Other, net                                    (98)    (0.2)             (35)       --            (5)         --
                                                 ------    -----         --------    ------          ----      ------
      Total income taxes                        $16,675     32.9 %        $14,395    36.1%        $16,645        37.0%
                                                =======     =====         =======    ====         =======        ====

     Significant components of the Company's deferred income tax assets and liabilities as of December 31 are as follows:

    Deferred income tax assets:                             1999          1998
                                                          -------       -------
    Policy reserves                                        $46,243      $51,298
    Unrealized losses on investments                        39,678           --
    Other                                                    1,070        2,214
                                                          --------     --------
         Total deferred income tax assets                   86,991       53,512
                                                          --------     --------

    Deferred income tax liabilities:
    Deferred policy acquisition costs                       49,490       52,908
    Unrealized gains on investments                             --       23,803
                                                          --------     --------
         Total deferred income tax liabilities              49,490       76,711
                                                          --------     --------
         Net deferred income tax assets (liabilities)      $37,501     ($23,199)
                                                           =======     ========

     The Company is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred income tax assets and, therefore, no such valuation allowance has been established.

4.   Stockholder's equity

     Retained earnings available for distribution as dividends to IDS Life are limited to the Company's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. Statutory unassigned surplus aggregated $58,223 and $45,716 as of December 31, 1999 and 1998, respectively. In addition, dividends in excess of $15,241 would require approval by the Insurance Department of the state of Indiana.

     Statutory net income and stockholder's equity as of December 31, are summarized as follows:

                                           1999           1998             1997
                                        ---------      ---------        -------
    Statutory net income                  $ 15,241       $ 37,902      $ 23,589
    Statutory stockholder's equity         343,094        330,588       302,264

5.   Related party transactions

     The Company has purchased interest rate floors from IDS Life and entered into an interest rate swap with IDS Life to manage its exposure to interest rate risk. The interest rate floors had a carrying amount of $8,258 and $6,651 at December 31, 1999 and 1998, respectively. The interest rate swap is an off balance sheet transaction.

     The Company has no employees. Charges by IDS Life for services and use of other joint facilities aggregated $38,931, $28,482 and $24,535 for the years ended December 31, 1999, 1998 and 1997, respectively. Certain of these costs are included in deferred policy acquisition costs.

6.   Lines of credit

     The Company has an available line of credit with AEFC aggregating $50,000. The rate for the line of credit is established by reference to various indices plus 20 to 45 basis points, depending on the term. There were no borrowings outstanding under this agreement at December 31, 1999 or 1998.

7.   Derivative financial instruments

     The Company enters into transactions involving derivative financial instruments to manage its exposure to interest rate risk, including hedging specific transactions. The Company does not hold derivative instruments for trading purposes. The Company manages risks associated with these instruments as described below.

     Market risk is the possibility that the value of the derivative financial instruments will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate. The Company is not impacted by market risk related to derivatives held for non-trading purposes beyond that inherent in cash market transactions. Derivatives are largely used to manage risk and, therefore, the cash flow and income effects of the derivatives are inverse to the effects of the underlying transactions.

     Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. The Company monitors credit risk related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty, and requiring collateral, where appropriate. A vast majority of the Company's counterparties are rated A or better by Moody's and Standard & Poor's.

     Credit risk related to interest rate caps and floors is measured by replacement cost of the contracts. The replacement cost represents the fair value of the instruments.

     The notional or contract amount of a derivative financial instrument is generally used to calculate the cash flows that are received or paid over the life of the agreement. Notional amounts are not recorded on the balance sheet. Notional amounts far exceed the related credit exposure.

     The Company's holdings of derivative financial instruments are as follows:

                                            Notional         Carrying            Fair         Total Credit
    December 31, 1999                        Amount            Amount            Value          Exposure
    -----------------                       --------         --------           ------        ------------
      Assets:
    Interest rate caps                     $  900,000         $  3,212         $  4,437          $  4,437
        Interest rate floors                2,000,000            8,258            2,251             2,251
     Off balance sheet assets:
        Interest rate swaps                 2,000,000               --           18,274            18,274
                                                             ---------         --------          --------
                                                               $11,470          $24,962           $24,962
                                                               =======          =======           =======


7.   Derivative financial instruments (continued)

                                            Notional         Carrying            Fair         Total Credit
    December 31, 1998                        Amount            Amount            Value           Exposure
    -----------------                       --------         --------           ------        ------------
      Assets:
        Interest rate caps                 $  900,000         $  5,452         $  1,518          $  1,518
        Interest rate floors                1,000,000            6,651           17,798            17,798
      Off balance sheet liabilities:
        Interest rate swaps                 1,000,000               --          (33,500)               --
                                                             ---------        ----------         --------
                                                               $12,103        ($ 14,184)          $19,316
                                                               =======        ===========         =======

     The fair values of derivative financial instruments are based on market values, dealer quotes or pricing models. All interest rate caps, floors and swaps will expire on various dates from 2000 to 2006.

     Interest rate caps, floors and swaps are used to manage the Company's exposure to interest rate risk. These instruments are used primarily to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders.

8.   Fair values of financial instruments

     The Company discloses fair value information for most on- and off-balance sheet financial instruments for which it is practicable to estimate that value. Fair value of life insurance obligations, receivables and all non-financial instruments, such as deferred acquisition costs are excluded. Off-balance sheet intangible assets are also excluded. Management believes the value of excluded assets and liabilities is significant. The fair value of the Company, therefore, cannot be estimated by aggregating the amounts presented.

                                                                                December 31,
                                                                    1999                          1998
                                                         --------------------------      --------------------------
                                                         Carrying          Fair          Carrying         Fair
    Financial Assets                                      Amount          Value           Amount          Value
    ----------------                                     ----------       ---------      ----------      ----------
    Investments:
    Fixed maturities (Note 2):
       Held to maturity                                  $1,006,349        $984,103      $1,081,193      $1,126,732
       Available for sale                                 2,304,487       2,304,487       2,594,858       2,594,858
    Mortgage loans on real estate (Note 2)                  785,253         770,095         815,806         874,064
    Derivative financial instruments (Note 7)                11,470          24,962          12,103          19,316
    Separate account assets (Note 1)                        220,994         220,994         123,185         123,185

    Financial Liabilities
    Future policy benefits for fixed annuities           $3,905,849      $3,778,945      $4,152,059      $4,000,789
    Separate account liabilities                            220,994         209,942         123,185         115,879
    Derivative financial instruments (Note 7)                    --              --              --          33,500

     At December 31, 1999 and 1998, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $15,633 and $14,793, respectively. The fair value of these benefits is based on the status of the annuities at December 31, 1999 and 1998.

     The fair values of deferred annuities and separate account liabilities are estimated as the carrying amount less applicable surrender charges. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 1999 and 1998.

9.   Commitments and contingencies

     In January 2000, AEFC reached an agreement in principle to settle three class-action lawsuits. The Company had been named as a co-defendant in one of these lawsuits. It is expected the settlement will provide $215 million of benefits to more than 2 million participants. The agreement in principle to settle also provides for release by class members of all insurance and annuity market conduct claims dating back to 1985 and is subject to a number of contingencies including a definitive agreement and court approval. The portion of the settlement allocated to the Company did not have a material impact on the Company's financial position or results from operations.

10. YEAR 2000 ISSUE (unaudited)

     The Year 2000 issue is the result of computer programs having been written using two digits rather than four to define a year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than 2000. This could result in the failure of major systems or miscalculations, which could have a material impact on the operations of the Company. All of the major systems used by the Company are maintained by AEFC and are utilized by multiple subsidiaries and affiliates of AEFC. The Company's businesses are heavily dependent upon AEFC's computer systems and have significant interaction with systems of third parties.

     A comprehensive review of AEFC's computer systems and business processes, including those specific to the Company, was conducted to identify the major systems that could be affected by the Year 2000 issue. Steps were taken to resolve potential problems including modification to existing software and the purchase of new software. As of December 31, 1999, AEFC had completed its program of corrective measures on its internal systems and applications, including Year 2000 compliance testing. As of December 31, 1999, AEFC had also completed an evaluation of the Year 2000 readiness of other third parties whose system failures could have an impact on the Company's operations.

     AEFC's Year 2000 project also included establishing Year 2000 contingency plans for all key business units. Business continuation plans, which address business continuation in the event of a system disruption, are in place for all key business units. At December 31, 1999, these plans had been amended to include specific Year 2000 considerations.

     In assessing its Year 2000 initiatives and the results of actual production since January 1, 2000, management believes no material adverse consequences were experienced, and there was no material effect on the Company's business, results of operations, or financial condition as a result of the Year 2000 issue.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Performance Information.............................p.

Calculating Annuity Payouts.........................p.

Rating Agencies.....................................p.

Principal Underwriter...............................p.

Independent Auditors................................p.

Financial Statements

Please check the appropriate box to receive a copy of the Statement of Additional Information for:

[ ]  American express New Solutions Variable Annuity(SM)

[ ]  American Express Variable Portfolio Funds

[ ]  AIM Variable Insurance Funds

[ ]  Alliance variable Products Series Fund

[ ]  Evergreen Variable Annuity Trust

[ ]  Fidelity Variable Insurance Products Funds - Service Class

[ ]  Franklin Templeton Variable Insurance Products Trust

[ ]  MFS(R) Variable Insurance Trust(SM)

[ ]  Putnam Variable Trust - Class IB shares


MAIL YOUR REQUEST TO:

American Enterprise Life Insurance Company
829 AXP Financial Center
Minneapolis, MN 55474

We will mail your request to:

Your name ___________________________________________________________________

Address _____________________________________________________________________

City ___________________________________State _________________Zip __________

                       STATEMENT OF ADDITIONAL INFORMATION

                                       for

               AMERICAN EXPRESS NEW SOLUTIONS VARIABLE ANNUITY (SM)

                  American Enterprise Variable Annuity Account

                                   May 1, 2000

American  Enterprise  Variable Annuity Account is a separate account established
and  maintained  by  American   Enterprise  Life  Insurance   Company  (American
Enterprise Life).

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus dated the same date as this SAI, which may be obtained by writing or calling us at the address and telephone number below. The prospectus is incorporated in this SAI by reference.


American Enterprise Life Insurance Company
829 AXP Financial Center
Minneapolis, MN  55474
1-800-333-3437

                                TABLE OF CONTENTS

Performance Information....................................................p. 3

Calculating Annuity Payouts...............................................p. 13

Rating Agencies...........................................................p. 15

Principal Underwriter.....................................................p. 15

Independent Auditors......................................................p. 15

Financial Statements

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The subaccounts may quote various performance figures to illustrate past performance. We base total return and current yield quotations (if applicable) on standardized methods of computing performance as required by the Securities and Exchange Commission (SEC). An explanation of the methods used to compute performance follows below.

Average Annual Total Return

We will express quotations of average annual total return for the subaccounts in terms of the average annual compounded rate of return of a hypothetical investment in the contract over a period of one, five and ten years (or, if less, up to the life of the subaccounts), calculated according to the following formula:

                             P(1+T)n = ERV

where:         P =  a hypothetical initial payment of $1,000
               T =  average annual total return
               n =  number of years
             ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the period, at the end of the period (or fractional portion thereof)

We calculated the following performance figures on the basis of historical performance of each fund. Currently, we do not show any performance information for the subaccounts because they are new and have not had any activity to date. However, we show performance from the commencement date of the funds as if the contract existed at that time, which it did not. Although we base performance on historical earnings, past performance does not guarantee future results.


Average Annual Total Return  (Without  Purchase  Payment  Credits) For Qualified
Annuities Without Withdrawal For Periods Ending Dec.
31, 1999


                                                           Performance Since Commencement of the Fund**
                                                                                                 Since
Subaccount   Investing In:                               1 Year      5 Years    10 Years       Commencement
----------   -------------                               ------      -------    --------       ------------
             AXP(SM) Variable Portfolio -
UCMG1           Cash Management Fund (10/81)**            3.62%        4.00%      3.79%           5.46%
UFIF1           Federal Income Fund (9/99)                 --           --         --             0.16
UMGD1           Managed Fund (4/86)                      13.63        16.98      12.34           11.70
UNDM1           New Dimensions Fund(R)(5/96)             30.62          --         --            25.02
USPF1           S&P 500 Index Fund (_/_)**                 --           --         --              --
USCA1           Small Cap Advantage Fund (9/99)            --           --         --            12.32
             AIM V.I.
UCAP1           Capital Appreciation Fund (5/93)         43.12        24.27        --            21.04
UDDT1           Dent Demographics Trends Fund (12/99)      --           --         --            -0.11
UVAL1           Value Fund (5/93)                        28.56        25.90        --            21.77
             Alliance VP
UGIP1           Growth & Income Portfolio (Class B)      10.04        22.57        --            14.23
                (1/91)
UPRG1           Premier Growth Portfolio (Class B)       30.77        34.57        --            24.98
                (6/92)
UTEC1           Technology Portfolio (Class B) (1/96)    73.89          --         --            34.48
             Evergreen VA
UEGL1           Global Leaders Fund (3/97)               23.41          --         --            17.23
UEGI1           Growth and Income Fund (3/96)            17.32          --         --            18.40
UEMS1           Masters Fund (1/99)                        --           --         --            26.34
UEOM1           Omega Fund (3/97)                        45.70          --         --            26.46
UESC1           Small Cap Value Fund (5/98)              10.89          --         --             4.11
UESI1           Strategic Income Fund (3/97)              0.56          --         --             3.43
             Fidelity VIP
UMDC1           III Mid Cap Portfolio (Service           47.39          --         --            51.43
                Class) (12/98)
UCOF1           Contrafund(R)Portfolio (Service          22.84          --         --            26.35
                Class) (1/95)
UHIP1           High Income Portfolio (Service            6.93         9.67       9.96            5.08
                Class) (9/85)
             Franklin Templeton VIP Trust
USMC1           Franklin Small Cap Fund - Class 2       104.07          --         --            30.45
                (10/95)****
UMSS1           Mutual Shares Securities Fund -          12.38          --         --             9.67
                Class 2 (11/96)****
UDMS1           Templeton Developing Markets             51.68          --         --            -6.47
                Securities Fund - Class 2 (3/96)+
UINT1           Templeton International Securities       21.94        15.80        --            14.03
                Fund - Class 2 (5/92)+
             MFS(R) VIT
UGRS1           Growth Series - Service Class (5/99)       --           --         --            38.51
UNDS1           New Discovery Series - Service Class     68.55          --         --            37.79
                (4/98)
UTRS1           Total Return Series - Service Class       1.99          --         --            14.19
                (1/95)
             Putnam Variable Trust
UGIN1           Putnam VT Growth and Income Fund -        0.32        18.62      13.02           14.17
                Class IB Shares (2/88)++
UINO1           Putnam VT International New             100.72          --         --            50.14
                Opportunities Fund - Class IB Shares
                (4/98)++
UVIS1           Putnam VT Vista Fund - Class IB          51.10          --         --            29.69
                Shares (1/97)++

*    Current  applicable  charges deducted from fund  performance  include a $40 contract  administrative charge, a 0.85% mortality and expense risk fee and a 0.15%  variable  account  administrative  charge.  Premium  taxes are not reflected in the above total returns.
**   Commencement date of the subaccount.
***  Had not commenced operations as of Dec. 31, 1999.
**** Class 2 shares were issued  Jan.  6, 1999.  Prior to Jan. 6, 1999,  Class 2 performance  represents  the  historical  performance  results  of  Class 1 shares.  Performance  of Class 2 shares for periods  after its Jan. 6, 1999 inception  reflect  Class 2's  additional  12b-1 fee  expense,  which  also affects all future  performance.  Figures assume  reinvestment of dividends and capital gains.


+ Prior to May 1, 2000, the Templeton International Securities Fund was called the Templeton International Fund and the Templeton Developing
     Markets  Securities Fund was called the Templeton  Developing Markets Fund.
     Class 2 shares  were  issued  May 1, 1997.  Prior to May 1,  1997,  Class 2 performance represents the historical performance results of Class 1 shares. Performance of Class 2 shares for periods after May 1, 1997 reflect
     Class 2's additional 12b-1 fee expense, which also affects all future performance. Figures assume reinvestment of dividends and capital gains.
++   Each of the above Funds' Class IB Shares commenced  operations on April 30,
     1998.  For  periods  prior to the  inception  dates of the Funds'  Class IB
     Shares, the performance shown is based on the historical performance of the Funds' Class IA Shares adjusted to reflect the current expenses of the Funds' Class IB Shares, including a 12b-1 fee of 0.15%.



Average Annual Total Return (Without Purchase Payment Credits) For Qualified Annuities With Withdrawal For Periods Ending Dec. 31,
1999


                                                           Performance Since Commencement of the Fund**
                                                                                                 Since
Subaccount   Investing In:                               1 Year      5 Years    10 Years       Commencement
----------   -------------                               ------      -------    --------       ------------
             AXP(SM) Variable Portfolio -
UCMG1           Cash Management Fund (10/81)**           -3.87%        2.96%      3.79%           5.46%
UFIF1           Federal Income Fund (9/99)                 --           --         --            -7.05
UMGD1           Managed Fund (4/86)                       5.63        16.33      12.34           11.70
UNDM1           New Dimensions Fund(R)(5/96)             22.62          --         --            23.96
USPF1           S&P 500 Index Fund (_/_)**                 --           --         --              --
USCA1           Small Cap Advantage Fund (9/99)            --           --         --             4.32
             AIM V.I.
UCAP1           Capital Appreciation Fund (5/93)         35.12        23.76        --            20.88
UDDT1           Dent Demographics Trends Fund (12/99)      --           --         --            -7.31
UVAL1           Value Fund (5/93)                        20.56        25.41        --            21.62
             Alliance VP
UGIP1           Growth & Income Portfolio (Class B)       2.04        22.04        --            14.23
                (1/91)
UPRG1           Premier Growth Portfolio (Class B)       22.77        34.21        --            24.98
                (6/92)
UTEC1           Technology Portfolio (Class B) (1/96)    65.89          --         --            33.75
             Evergreen VA
UEGL1           Global Leaders Fund (3/97)               15.41          --         --            15.35
UEGI1           Growth and Income Fund (3/96)             9.32          --         --            17.25
UEMS1           Masters Fund (1/99)                        --           --         --            18.34
UEOM1           Omega Fund (3/97)                        37.70          --         --            24.82
UESC1           Small Cap Value Fund (5/98)               2.89          --         --            -0.47
UESI1           Strategic Income Fund (3/97)             -6.69          --         --             1.06
             Fidelity VIP
UMDC1           III Mid Cap Portfolio (Service           39.39          --         --            43.52
                Class) (12/98)
UCOF1           Contrafund(R)Portfolio (Service          14.84          --         --            25.88
                Class) (1/95)
UHIP1           High Income Portfolio (Service           -0.82         8.83       9.96            5.08
                Class) (9/85)
             Franklin Templeton VIP Trust
USMC1           Franklin Small Cap Fund - Class 2        96.07          --         --            29.83
                (10/95)****
UMSS1           Mutual Shares Securities Fund -           4.38          --         --             7.82
                Class 2 (11/96)****
UDMS1           Templeton Developing Markets              43.68         --         --            -8.11
                Securities Fund - Class 2 (3/96)+
UINT1           Templeton International Securities       13.94        15.12        --            14.03
                Fund - Class 2 (5/92)+
             MFS(R) VIT
UGRS1           Growth Series - Service Class (5/99)       --           --         --            30.51
UNDS1           New Discovery Series - Service Class     60.55          --         --            33.91
                (4/98)
UTRS1           Total Return Series - Service Class      -5.37          --         --            13.47
                (1/95)
             Putnam Variable Trust
UGIN1           Putnam VT Growth and Income Fund -       -6.91        18.01      13.02           14.17
                Class IB Shares (2/88)++
UINO1           Putnam VT International New              92.72          --         --            46.47
                Opportunities Fund - Class IB Shares
                (4/98)++
UVIS1           Putnam VT Vista Fund - Class IB          43.10          --         --            28.28
                Shares (1/97)++

*    Current  applicable  charges deducted from fund  performance  include a $40 contract  administrative  charge, a 0.85% mortality and expense risk fee, a
     0.15% variable  account  administrative  charge and  applicable  withdrawal charges.
     Premium taxes are not reflected in the above total returns.
**   Commencement date of the subacount; commencement date of the Fund)
***  Had not commenced operations as of Dec. 31, 1999.
**** Class 2 shares were issued  Jan.  6, 1999.  Prior to Jan. 6, 1999,  Class 2 performance  represents  the  historical  performance  results  of  Class 1 shares.  Performance  of Class 2 shares for periods  after its Jan. 6, 1999 inception  reflect  Class 2's  additional  12b-1 fee  expense,  which  also affects all future  performance.  Figures assume  reinvestment of dividends and capital gains.


+ Prior to May 1, 2000, the Templeton International Securities Fund was called the Templeton International Fund and the Templeton Developing
     Markets  Securities Fund was called the Templeton  Developing Markets Fund.
     Class 2 shares  were  issued  May 1, 1997.  Prior to May 1,  1997,  Class 2 performance represents the historical performance results of Class 1 shares. Performance of Class 2 shares for periods after May 1, 1997 reflect
     Class 2's additional 12b-1 fee expense, which also affects all future performance. Figures assume reinvestment of dividends and capital gains.
++   Each of the above Funds' Class IB Shares commenced  operations on April 30,
     1998.  For  periods  prior to the  inception  dates of the Funds'  Class IB
     Shares, the performance shown is based on the historical performance of the Funds' Class IA Shares adjusted to reflect the current expenses of the Funds' Class IB Shares, including a 12b-1 fee of 0.15%.



Average Annual Total Return  (Without  Purchase  Payment  Credits) For Qualified
Annuities  Without  Withdrawal  and Selection of the Maximum  Anniversary  Value
Death Benefit and  Guaranteed  Minimum  Income Benefit Riders For Periods Ending
Dec. 31, 1999


                                                           Performance Since Commencement of the Fund**
                                                                                                Since
Subaccount   Investing In:                               1 Year      5 Years    10 Years     Commencement
----------   -------------                               ------      -------    --------     ------------
             AXP(SM) Variable Portfolio -
UCMG2           Cash Management Fund (10/81)**            3.22%        3.60%      3.39%           5.06%
UFIF2           Federal Income Fund (9/99)                 --           --         --            -0.17
UMGD2           Managed Fund (4/86)                      13.22        16.56      11.93           11.28
UNDM2           New Dimensions Fund(R)(5/96)              30.19         --         --            24.60
USPF2           S&P 500 Index Fund (_/_)**                 --           --         --              --
USCA2           Small Cap Advantage Fund (9/99)            --           --         --            11.99
             AIM V.I.
UCAP2           Capital Appreciation Fund (5/93)         42.67        24.15      23.85           20.92
20.62           Dent Demographics Trends Fund (12/99)      --           --         --            -0.42
UVAL2           Value Fund (5/93)                        28.13        25.47        --            21.34
             Alliance VP
UGIP2           Growth & Income Portfolio (Class B)       9.63         22.15       --            13.82
                (1/91)
UPRG2           Premier Growth Portfolio (Class B)       30.34        34.14        --            24.55
                (6/92)
UTEC2           Technology Portfolio (Class B) (1/96)    73.42          --         --            34.05
             Evergreen VA
UEGL2           Global Leaders Fund (3/97)               22.98          --         --            16.81
UEGI2           Growth and Income Fund (3/96)            16.90          --         --            17.98
UEMS2           Masters Fund (1/99)                        --           --         --            25.92
UEOM2           Omega Fund (3/97)                        45.26          --         --            26.03
UESC2           Small Cap Value Fund (5/98)              10.48          --         --             3.71
UESI2           Strategic Income Fund (3/97)              0.16          --         --             3.02
             Fidelity VIP
UMDC2           III Mid Cap Portfolio (Service           46.95          --         --            50.98
                Class) (12/98)
UCOF2           Contrafund(R)Portfolio (Service          22.42          --         --            25.93
                Class) (1/95)
UHIP2           High Income Portfolio (Service            6.53         9.26       9.55            4.67
                Class) (9/85)
             Franklin Templeton VIP Trust
USMC2           Franklin Small Cap Fund - Class 2       103.57          --         --            30.02
                (10/95)****
UMSS2           Mutual Shares Securities Fund -          11.97          --         --            9.26
                Class 2 (11/96)****
UDMS2           Templeton Developing Markets             51.23          --         --            -6.86
                Securities Fund - Class 2 (3/96)+
UINT2           Templeton International Securities       21.52        15.38        --            13.61
                Fund - Class 2 (5/92)+
             MFS(R) VIT
UGRS2           Growth Series - Service Class (5/99)       --           --         --            38.12
UNDS2           New Discovery Series - Service Class     68.08          --         --            37.36
                (4/98)
UTRS2           Total Return Series - Service Class       1.59          --         --            13.77
                (1/95)
             Putnam Variable Trust
UGIN2           Putnam VT Growth and Income Fund -       -0.08        18.20      12.61           13.75
                Class IB Shares (2/88)++
UINO2           Putnam VT International New             100.22          --         --            49.69
                Opportunities Fund - Class IB Shares
                (4/98)++
UVIS2           Putnam VT Vista Fund - Class IB          50.65          --         --            29.26
                Shares (1/97)++

*    Current  applicable  charges deducted from fund  performance  include a $40 contract  administrative  charge, a 0.85% mortality and expense risk fee, a
     0.15% variable account  administrative  charge, a 0.10% Maximum Anniversary
     Value Death Benefit Rider fee and a 0.30% Guaranteed Minimum Income Benefit
     Rider fee. Premium taxes are not reflected in the above total returns.
**   (Commencement date of the subacount; commencement date of the Fund)
***  Had not commenced operations as of Dec. 31, 1999.
**** Class 2 shares were issued  Jan.  6, 1999.  Prior to Jan. 6, 1999,  Class 2 performance  represents  the  historical  performance  results  of  Class 1 shares.  Performance  of Class 2 shares for periods  after its Jan. 6, 1999 inception  reflect  Class 2's  additional  12b-1 fee  expense,  which  also affects all future  performance.  Figures assume  reinvestment of dividends and capital gains.


+ Prior to May 1, 2000, the Templeton International Securities Fund was called the Templeton International Fund and the Templeton Developing
     Markets  Securities Fund was called the Templeton  Developing Markets Fund.
     Class 2 shares  were  issued  May 1, 1997.  Prior to May 1,  1997,  Class 2 performance represents the historical performance results of Class 1 shares. Performance of Class 2 shares for periods after May 1, 1997 reflect
     Class 2's additional 12b-1 fee expense, which also affects all future performance. Figures assume reinvestment of dividends and capital gains.
++   Each of the above Funds' Class IB Shares commenced  operations on April 30,
     1998.  For  periods  prior to the  inception  dates of the Funds'  Class IB
     Shares, the performance shown is based on the historical performance of the Funds' Class IA Shares adjusted to reflect the current expenses of the Funds' Class IB Shares, including a 12b-1 fee of 0.15%.



Average Annual Total Return  (Without  Purchase  Payment  Credits) For Qualified
Annuities With Withdrawal and Selection of the Maximum  Anniversary  Value Death
Benefit and Guaranteed Minimum Income Benefit Riders For Periods Ending Dec. 31,
1999


                                                           Performance Since Commencement of the Fund**
                                                                                                 Since
Subaccount   Investing In:                               1 Year      5 Years    10 Years      Commencement
----------   -------------                               ------      -------    --------      ------------
             AXP(SM) Variable Portfolio -
UCMG2           Cash Management Fund (10/81)**           -4.24%       2.47%       3.39%           5.04%
UFIF2           Federal Income Fund (9/99)                 --           --         --            -7.66
UMGD2           Managed Fund (4/86)                       5.22        15.83      11.93           11.26
UNDM2           New Dimensions Fund(R)(5/96)             22.19         --          --            23.42
USPF2           S&P 500 Index Fund (_/_)**                 --           --         --              --
USCA2           Small Cap Advantage Fund (9/99)            --           --         --             3.65
             AIM V.I.
UCAP2           Capital Appreciation Fund (5/93)         34.67        23.26        --            20.40
UDDT2           Dent Demographics Trends Fund (12/99)      --           --         --            -7.88
UVAL2           Value Fund (5/93)                        20.13        24.90        --            21.14
             Alliance VP
UGIP2           Growth & Income Portfolio (Class B)       1.66        21.53        --            13.78
                (1/91)
UPRG2           Premier Growth Portfolio (Class B)       22.34        33.69        --            24.50
                (6/92)
UTEC2           Technology Portfolio (Class B) (1/96)    65.42          --         --            33.20
             Evergreen VA
UEGL2           Global Leaders Fund (3/97)               14.98          --         --            14.79
UEGI2           Growth and Income Fund (3/96)             8.90          --         --            16.73
UEMS2           Masters Fund (1/99)                        --           --         --            17.55
UEOM2           Omega Fund (3/97)                        37.26          --         --            24.25
UESC2           Small Cap Value Fund (5/98)               2.48          --         --            -1.05
UESI2           Strategic Income Fund (3/97)             -7.06          --         --             0.56
             Fidelity VIP
UMDC2           III Mid Cap Portfolio (Service           38.95          --         --            42.62
                Class) (12/98)
UCOF2           Contrafund(R)Portfolio (Service          14.42          --         --            25.37
                Class) (1/95)
UHIP2           High Income Portfolio (Service           -1.20         8.34       9.55            4.65
                Class) (9/85)
             Franklin Templeton VIP Trust
USMC2           Franklin Small Cap Fund - Class 2        95.57          --         --            29.29
                (10/95)****
UMSS2           Mutual Shares Securities Fund -           3.97          --         --             7.29
                Class 2 (11/96)****
UDMS2           Templeton Developing Markets             43.23          --         --            -8.58
                Securities Fund - Class 2 (3/96)+
UINT2           Templeton International Securities       13.52        14.63        --            13.57
                Fund - Class 2 (5/92)+
             MFS(R) VIT
UGRS2           Growth Series - Service Class (5/99)       --           --         --            29.70
UNDS2           New Discovery Series - Service Class     60.08          --         --            33.21
                (4/98)
UTRS2           Total Return Series - Service Class      -5.74          --         --            12.98
                (1/95)
             Putnam Variable Trust
UGIN2           Putnam VT Growth and Income Fund -       -7.27        17.51      12.61           13.73
                Class IB Shares (2/88)++
UINO2           Putnam VT International New              92.22          --         --            45.74
                Opportunities Fund - Class IB Shares
                (4/98)++
UVIS2           Putnam VT Vista Fund - Class IB          42.65          --         --            27.71
                Shares (1/97)++

*    Current  applicable  charges deducted from fund  performance  include a $40 contract  administrative  charge, a 0.85% mortality and expense risk fee, a
     0.15% variable account  administrative  charge, a 0.10% Maximum Anniversary
     Value Death Benefit Rider fee, a 0.30%  Guaranteed  Minimum  Income Benefit
     Rider fee and applicable withdrawal charges.
     Premium taxes are not reflected in the above total returns.
**   (Commencement date of the Fund)
***  Had not commenced operations as of Dec. 31, 1999.
**** Class 2 shares were issued  Jan.  6, 1999.  Prior to Jan. 6, 1999,  Class 2 performance  represents  the  historical  performance  results  of  Class 1 shares.  Performance  of Class 2 shares for periods  after its Jan. 6, 1999 inception  reflect  Class 2's  additional  12b-1 fee  expense,  which  also affects all future  performance.  Figures assume  reinvestment of dividends and capital gains.


+ Prior to May 1, 2000, the Templeton International Securities Fund was called the Templeton International Fund and the Templeton Developing
     Markets  Securities Fund was called the Templeton  Developing Markets Fund.
     Class 2 shares  were  issued  May 1, 1997.  Prior to May 1,  1997,  Class 2 performance represents the historical performance results of Class 1 shares. Performance of Class 2 shares for periods after May 1, 1997 reflect
     Class 2's additional 12b-1 fee expense, which also affects all future performance. Figures assume reinvestment of dividends and capital gains.
++   Each of the above Funds' Class IB Shares commenced  operations on April 30,
     1998.  For  periods  prior to the  inception  dates of the Funds'  Class IB
     Shares, the performance shown is based on the historical performance of the Funds' Class IA Shares adjusted to reflect the current expenses of the Funds' Class IB Shares, including a 12b-1 fee of 0.15%.


Average Annual Total Return (Without Purchase Payment Credits) For Nonqualified Annuities Without Withdrawal For Periods Ending
Dec. 31, 1999

                                                         Performance Since
                                                        Commencement of the       Performance Since Commencement of the
                                                             Subaccount                          Fund**

                                                                    Since                                       Since
Subaccount   Investing In:                             1 Year    Commencement   1 Year   5 Years  10 Years   Commencement
----------   -------------                             ------    ------------   ------   -------  --------   ------------
             AXP(SM) Variable Portfolio -
PCMG1           Cash Management Fund (11/99; 10/81)**   3.43%        0.52%       3.43%    3.76%     3.54%        5.20%
UFIF3           Federal Income Fund (9/99)               --           --          --       --        --          0.08
PMGD1           Managed Fund (11/99; 4/86)             13.35         7.04       13.35    16.68     12.06        11.42
PNDM1           New Dimensions Fund(R)(11/99; 5/96)    30.29        13.87       30.29      --        --         24.71
USPF2           S&P 500 Index Fund (_/_)**               --           --          --       --        --           --
PSCA1           Small Cap Advantage Fund (11/99;         --          8.48         --       --        --         11.71
                9/99)
             AIM V.I.
PCAP1           Capital Appreciation Fund (11/99;      42.80        21.74       42.80    23.97       --         20.74
                5/93)
UDDT3           Dent Demographics Trends Fund (12/99)    --           --          --       --        --         -0.12
PVAL1           Value Fund (11/99; 5/93)               28.26        10.10       28.26    25.59       --         21.46
             Alliance VP
UGIP3           Growth & Income Portfolio (Class B)      --           --         9.77    22.27       --         13.95
                (1/91)
UPRG3           Premier Growth Portfolio (Class B)       --           --        30.44    34.24       --         24.66
                (6/92)
UTEC3           Technology Portfolio (Class B) (1/96)    --           --        73.46      --        --         34.15
             Evergreen VA
UEGL3           Global Leaders Fund (3/97)               --           --        23.10      --        --         16.94
UEGI3           Growth and Income Fund (3/96)            --           --        17.02      --        --         18.10
UEMS3           Masters Fund (1/99)                      --           --          --       --        --         26.05
UEOM3           Omega Fund (3/97)                        --           --        45.34      --        --         26.14
UESC3           Small Cap Value Fund (5/98)              --           --        10.61      --        --          3.85
UESI3           Strategic Income Fund (3/97)             --           --         0.30      --        --          3.17
             Fidelity VIP                                --           --
PMDC1           III Mid Cap Portfolio (Service         46.88        19.37       46.88      --        --         50.91
                Class) (11/99; 12/98)
UCOF3           Contrafund(R)Portfolio (Service          --           --        22.54      --        --         26.04
                Class) (1/95)
UHIP3           High Income Portfolio (Service           --           --         6.67     9.40      9.68         4.81
                Class) (9/85)
             Franklin Templeton VIP Trust
PSMC1           Franklin Small Cap Fund - Class 2     103.67        34.13      103.67      --        --         30.11
                (11/99; 10/95)***
PMSS1           Mutual Shares Securities Fund -        12.13         3.28       12.13      --        --          9.41
                Class 2 (11/99; 11/96)****
UDMS3           Templeton Developing Markets             --           --        51.30      --        --         -6.70
                Securities Fund - Class 2 (3/96)+
UINT3           Templeton International Securities       --           --        21.63    15.51       --         13.74
                Fund - Class 2 (5/92)+
             MFS(R) VIT
UGRS3           Growth Series - Service Class (5/99)     --           --          --       --        --         38.28
PNDS1           New Discovery Series - Service Class   71.25        30.46       71.25      --        --         38.97
                (11/99; 4/98)
PTRS1           Total Return Series - Service Class     1.75        -0.40        1.75      --        --         13.91
                (11/99; 1/95)
             Putnam Variable Trust
PGIN1           Putnam VT Growth and Income Fund -      0.19        -2.32        0.19    18.37     12.76        13.90
                Class IB Shares (11/99; 2/88)++
UINO3           Putnam VT International New              --           --       100.22      --        --         49.77
                Opportunities Fund - Class IB Shares
                (4/98)++
UVIS3           Putnam VT Vista Fund - Class IB          --           --        50.72      --        --         29.36
                Shares (1/97)++

*    Current  applicable  charges deducted from fund  performance  include a $40 contract  administrative charge, a 1.10% mortality and expense risk fee and a 0.15%  variable  account  administrative  charge.  Premium  taxes are not reflected in the above total returns.
**   (Commencement date of the subaccount; commencement date of the Fund)
***  Had not commenced operations as of Dec. 31, 1999.
**** Class 2 shares were issued  Jan.  6, 1999.  Prior to Jan. 6, 1999,  Class 2 performance  represents  the  historical  performance  results  of  Class 1 shares.  Performance  of Class 2 shares for periods  after its Jan. 6, 1999 inception  reflect  Class 2's  additional  12b-1 fee  expense,  which  also affects all future  performance.  Figures assume  reinvestment of dividends and capital gains.


+ Prior to May 1, 2000, the Templeton International Securities Fund was called the Templeton International Fund and the Templeton Developing
     Markets  Securities Fund was called the Templeton  Developing Markets Fund.
     Class 2 shares  were  issued  May 1, 1997.  Prior to May 1,  1997,  Class 2 performance represents the historical performance results of Class 1 shares. Performance of Class 2 shares for periods after May 1, 1997 reflect
     Class 2's additional 12b-1 fee expense, which also affects all future performance. Figures assume reinvestment of dividends and capital gains.
++   Each of the above Funds' Class IB Shares commenced  operations on April 30,
     1998.  For  periods  prior to the  inception  dates of the Funds'  Class IB
     Shares, the performance shown is based on the historical performance of the Funds' Class IA Shares adjusted to reflect the current expenses of the Funds' Class IB Shares, including a 12b-1 fee of 0.15%.



Average Annual Total Return (Without Purchase Payment Credits) For Nonqualified Annuities With Withdrawal For Periods Ending
Dec. 31, 1999

                                                         Performance since
                                                        Commencement of the       Performance Since Commencement of the
                                                             Subaccount                          Fund**

                                                                    Since                                       Since
Subaccount   Investing In:                             1 Year    Commencement   1 Year   5 Years  10 Years   Commencement
----------   -------------                             ------    ------------   ------   -------  --------   ------------
             AXP(SM) Variable Portfolio -
PCMG1           Cash Management Fund (11/99; 10/81)**  -4.05%      -6.65%       -4.05%    2.70%     3.54%        5.20%
UFIF3           Federal Income Fund (9/99)               --           --          --       --        --         -7.13
PMGD1           Managed Fund (11/99; 4/86)              5.35        -0.66        5.35    16.03     12.06        11.42
PNDM1           New Dimensions Fund(R)(11/99; 5/96)    22.29        5.94        22.29      --        --         23.64
USPF2           S&P 500 Index Fund (_/_)**               --           --          --       --        --           --
PSCA1           Small Cap Advantage Fund (11/99;         --          0.66         --       --        --          3.71
                9/99)
             AIM V.I.
PCAP1           Capital Appreciation Fund (11/99;      34.80       13.80        34.80    23.46       --         20.58
                5/93)
UDDT3           Dent Demographics Trends Fund (12/99)    --           --          --       --        --         -7.31
PVAL1           Value Fund (11/99; 5/93)               20.26        2.17        20.26    25.10       --         21.31
             Alliance VP
UGIP3           Growth & Income Portfolio (Class B)      --           --         1.78    21.73       --         13.95
                (1/91)
UPRG3           Premier Growth Portfolio (Class B)       --           --        22.44    33.87       --         24.66
                (6/92)
UTEC3           Technology Portfolio (Class B) (1/96)    --           --        65.46      --        --         33.41
             Evergreen VA
UEGL3           Global Leaders Fund (3/97)               --           --        15.10      --        --         15.04
UEGI3           Growth and Income Fund (3/96)            --           --         9.02      --        --         16.95
UEMS3           Masters Fund (1/99)                      --           --          --       --        --         18.05
UEOM3           Omega Fund (3/97)                        --           --        37.34      --        --         24.50
UESC3           Small Cap Value Fund (5/98)              --           --         2.61      --        --         -0.72
UESI3           Strategic Income Fund (3/97)             --           --        -6.92                            0.81
             Fidelity VIP                                --           --
PMDC1           III Mid Cap Portfolio (Service         38.88       11.44        38.88      --        --         43.00
                Class) (11/99; 12/98)
UCOF3           Contrafund(R)Portfolio (Service          --           --        14.54      --        --         25.56
                Class) (1/95)
UHIP3           High Income Portfolio (Service           --           --        -1.07     8.55      9.68         4.81
                Class) (9/85)
             Franklin Templeton VIP Trust
PSMC1           Franklin Small Cap Fund - Class 2      95.67       26.20        95.67      --        --         29.48
                (11/99; 10/95)***
PMSS1           Mutual Shares Securities Fund -         4.13        -4.12        4.13      --        --          7.55
                Class 2 (11/99; 11/96)****
UDMS3           Templeton Developing Markets             --           --        43.30      --        --         -8.34
                Securities Fund - Class 2 (3/96)+
UINT3           Templeton International Securities       --           --        13.63    14.83       --         13.74
                Fund - Class 2 (5/92)+
             MFS(R) VIT
UGRS3           Growth Series - Service Class (5/99)     --           --          --       --        --         30.28
PNDS1           New Discovery Series - Service Class   63.25        22.53       63.25      --        --         35.10
                (11/99; 4/98)
PTRS1           Total Return Series - Service Class    -5.59        -7.51       -5.59      --        --         13.18
                (11/99; 1/95)
             Putnam Variable Trust
PGIN1           Putnam VT Growth and Income Fund -     -7.03        -9.27       -7.03    17.75     12.76        13.90
                Class IB Shares (11/99; 2/88)++
UINO3           Putnam VT International New              --           --        92.22      --        --         46.08
                Opportunities Fund - Class IB Shares
                (4/98)++
UVIS3           Putnam VT Vista Fund - Class IB          --           --        42.72      --        --         27.95
                Shares (1/97)++

*    Current  applicable  charges deducted from fund  performance  include a $40 contract  administrative  charge, a 1.10% mortality and expense risk fee, a
     0.15% variable  account  administrative  charge and  applicable  withdrawal charges. Premium taxes are not reflected in the above total returns.
**   (Commencement date of the subacount; commencement date of the Fund)
***  Had not commenced operations as of Dec. 31, 1999.
**** Class 2 shares were issued  Jan.  6, 1999.  Prior to Jan. 6, 1999,  Class 2 performance  represents  the  historical  performance  results  of  Class 1 shares.  Performance  of Class 2 shares for periods  after its Jan. 6, 1999 inception  reflect  Class 2's  additional  12b-1 fee  expense,  which  also affects all future  performance.  Figures assume  reinvestment of dividends and capital gains.


+ Prior to May 1, 2000, the Templeton International Securities Fund was called the Templeton International Fund and the Templeton Developing
     Markets  Securities Fund was called the Templeton  Developing Markets Fund.
     Class 2 shares were issued May 1, 1997. Prior to May 1, 1997,
      Class 2 performance represents the historical performance results of Class
     1 shares. Performance of Class 2 shares for periods after May 1, 1997 reflect Class 2's additional 12b-1 fee expense, which also affects all future performance. Figures assume reinvestment of dividends and capital gains.
++   Each of the above Funds' Class IB Shares commenced  operations on April 30,
     1998.  For  periods  prior to the  inception  dates of the Funds'  Class IB
     Shares, the performance shown is based on the historical performance of the Funds' Class IA Shares adjusted to reflect the current expenses of the Funds' Class IB Shares, including a 12b-1 fee of 0.15%.



Average Annual Total Return (Without  Purchase Payment Credits) For Nonqualified
Annuities  Without  Withdrawal  and Selection of the Maximum  Anniversary  Value
Death Benefit and  Guaranteed  Minimum  Income Benefit Riders For Periods Ending
Dec. 31, 1999


                                                           Performance Since Commencement of the Fund**
                                                                                                   Since
Subaccount   Investing In:                               1 Year      5 Years    10 Years       Commencement
----------   -------------                               ------      -------    --------       ------------
             AXP(SM) Variable Portfolio -
UCMG4           Cash Management Fund (10/81)**            2.96%        3.34%      3.13%          4.79%
UFIF4           Federal Income Fund (9/99)                 --           --         --           -0.25
UMGD4           Managed Fund (4/86)                      12.93        16.27      11.65          11.01
UNDM4           New Dimensions Fund(R)(5/96)             29.87          --         --           24.29
USPF4           S&P 500 Index Fund (_/_)**                 --           --         --             --
USCA4           Small Cap Advantage Fund (9/99)            --           --         --           11.90
             AIM V.I.
UCAP4           Capital Appreciation Fund (5/93)         42.32        23.54        --           20.31
UDDT4           Dent Demographics Trends Fund (12/99)      --           --         --           -0.42
UVAL4           Value Fund (5/93)                        27.81        25.15        --           21.04
             Alliance VP
UGIP4           Growth & Income Portfolio (Class B)       9.36        21.85        --           13.53
                (1/91)
UPRG4           Premier Growth Portfolio (Class B)       30.01        33.80        --           24.24
                (6/92)
UTEC4           Technology Portfolio (Class B) (1/96)    72.99          --         --           33.71
             Evergreen VA
UEGL4           Global Leaders Fund (3/97)               22.68          --         --           16.52
UEGI4           Growth and Income Fund (3/96)            16.61          --         --           17.68
UEMS4           Masters Fund (1/99)                        --           --         --           25.63
UEOM4           Omega Fund (3/97)                        44.89          --         --           25.71
UESC4           Small Cap Value Fund (5/98)              10.20          --         --            3.44
UESI4           Strategic Income Fund (3/97)             -0.10          --         --            2.76
             Fidelity VIP
UMDC4           III Mid Cap Portfolio (Service           46.58          --         --           50.60
                Class) (12/98)
UCOF4           Contrafund(R)Portfolio (Service          22.11          --         --           25.61
                Class) (1/95)
UHIP4           High Income Portfolio (Service            6.26         8.99       9.27           4.41
                Class) (9/85)
             Franklin Templeton VIP Trust
USMC4           Franklin Small Cap Fund - Class 2       103.06          --         --           29.69
                (10/95)****
UMSS4           Mutual Shares Securities Fund -          11.69          --         --            8.98
                Class 2 (11/96)****
UDMS4           Templeton Developing Markets             50.85          --         --           -7.10
                Securities Fund - Class 2 (3/96)+
UINT4           Templeton International Securities       21.21        15.09        --           13.33
                Fund - Class 2 (5/92)+
             MFS(R) VIT
UGRS4           Growth Series - Service Class (5/99)       --           --         --           37.89
UNDS4           New Discovery Series - Service Class     67.66          --         --           37.01
                (4/98)
UTRS4           Total Return Series - Service Class       1.33          --         --           13.49
                (1/95)
             Putnam Variable Trust
UGIN4           Putnam VT Growth and Income Fund -       -0.33        17.90      12.33          13.47
                Class IB Shares (2/88)++
UINO4           Putnam VT International New              99.71          --         --           49.32
                Opportunities Fund - Class IB Shares
                (4/98)++
UVIS4           Putnam VT Vista Fund - Class IB          50.27          --         --           28.93
                Shares (1/97)++

*    Current  applicable  charges deducted from fund  performance  include a $40 contract  administrative  charge, a 1.10% mortality and expense risk fee, a
     0.15% variable account  administrative  charge, a 0.10% Maximum Anniversary
     Value Death Benefit Rider fee and a 0.30% Guaranteed Minimum Income Benefit
     Rider fee. Premium taxes are not reflected in the above total returns.
**   Commencement date of the Fund)
***  Had not commenced operations as of Dec. 31, 1999.
**** Class 2 shares were issued  Jan.  6, 1999.  Prior to Jan. 6, 1999,  Class 2 performance  represents  the  historical  performance  results  of  Class 1 shares.  Performance  of Class 2 shares for periods  after its Jan. 6, 1999 inception  reflect  Class 2's  additional  12b-1 fee  expense,  which  also affects all future  performance.  Figures assume  reinvestment of dividends and capital gains.


+ Prior to May 1, 2000, the Templeton International Securities Fund was called the Templeton International Fund and the Templeton Developing
     Markets  Securities Fund was called the Templeton  Developing Markets Fund.
     Class 2 shares  were  issued  May 1, 1997.  Prior to May 1,  1997,  Class 2 performance represents the historical performance results of Class 1 shares. Performance of Class 2 shares for periods after May 1, 1997 reflect
     Class 2's additional 12b-1 fee expense, which also affects all future performance. Figures assume reinvestment of dividends and capital gains.
++   Each of the above Funds' Class IB Shares commenced  operations on April 30,
     1998.  For  periods  prior to the  inception  dates of the Funds'  Class IB
     Shares, the performance shown is based on the historical performance of the Funds' Class IA Shares adjusted to reflect the current expenses of the Funds' Class IB Shares, including a 12b-1 fee of 0.15%.



Average Annual Total Return (Without  Purchase Payment Credits) For Nonqualified
Annuities With Withdrawal and Selection of the Maximum  Anniversary  Value Death
Benefit and Guaranteed Minimum Income Benefit Riders For Periods Ending Dec. 31,
1999

                                                           Performance Since Commencement of the Fund**
                                                                                                   Since
Subaccount   Investing In:                               1 Year      5 Years    10 Years       Commencement
----------   -------------                               ------      -------    --------       ------------
             AXP(SM) Variable Portfolio -
UCMG4           Cash Management Fund (10/81)**           -4.48%        2.19%      3.13%          4.77%
UFIF4           Federal Income Fund (9/99)                 --           --         --           -7.73
UMGD4           Managed Fund (4/86)                       4.93        15.53      11.65          10.98
UNDM4           New Dimensions Fund(R)(5/96)             21.87          --         --           23.10
USPF4           S&P 500 Index Fund (_/_)**                 --           --         --             --
USCA4           Small Cap Advantage Fund (9/99)            --           --         --            3.57
             AIM V.I.
UCAP4           Capital Appreciation Fund (5/93)         34.32        22.94        --           20.10
UDDT4           Dent Demographics Trends Fund (12/99)      --           --         --           -7.88
UVAL4           Value Fund (5/93)                        19.81        24.59        --           20.83
             Alliance VP
UGIP4           Growth & Income Portfolio (Class B)       1.41        21.22        --           13.50
                (1/91)
UPRG4           Premier Growth Portfolio (Class B)       22.01        33.35        --           24.19
                (6/92)
UTEC4           Technology Portfolio (Class B) (1/96)    64.99          --         --           32.86
             Evergreen VA
UEGL4           Global Leaders Fund (3/97)               14.68          --         --           14.49
UEGI4           Growth and Income Fund (3/96)             8.61          --         --           16.42
UEMS4           Masters Fund (1/99)                        --           --         --           17.26
UEOM4           Omega Fund (3/97)                        36.89          --         --           23.92
UESC4           Small Cap Value Fund (5/98)               2.20          --         --           -1.30
UESI4           Strategic Income Fund (3/97)             -7.29          --         --            0.31
             Fidelity VIP
UMDC4           III Mid Cap Portfolio (Service           38.58          --         --           42.25
                Class) (12/98)
UCOF4           Contrafund(R)Portfolio (Service          14.11          --         --           25.05
                Class) (1/95)
UHIP4           High Income Portfolio (Service           -1.44         8.06       9.27           4.39
                Class) (9/85)
             Franklin Templeton VIP Trust
USMC4           Franklin Small Cap Fund - Class 2        95.06          --         --           28.96
                (10/95)****
UMSS4           Mutual Shares Securities Fund -           3.69          --         --            7.00
                Class 2 (11/96)****
UDMS4           Templeton Developing Markets             42.85          --         --           -8.81
                Securities Fund - Class 2 (3/96)+
UINT4           Templeton International Securities       13.21        14.33        --           13.28
                Fund - Class 2 (5/92)+
             MFS(R) VIT
UGRS4           Growth Series - Service Class (5/99)       --           --         --           29.48
UNDS4           New Discovery Series - Service Class     59.66          --         --           32.86
                (4/98)
UTRS4           Total Return Series - Service Class      -5.97          --         --           12.68
                (1/95)
             Putnam Variable Trust
UGIN4           Putnam VT Growth and Income Fund -       -7.50        17.20      12.33          13.44
                Class IB Shares (2/88)++
UINO4           Putnam VT International New              91.71          --         --           45.35
                Opportunities Fund - Class IB Shares
                (4/98)++
UVIS4           Putnam VT Vista Fund - Class IB          42.27          --         --           27.38
                Shares (1/97)++
*    Current  applicable  charges deducted from fund  performance  include a $40 contract  administrative  charge, a 1.10% mortality and expense risk fee, a
     0.15% variable account  administrative  charge, a 0.10% Maximum Anniversary
     Value Death Benefit Rider fee, a 0.30%  Guaranteed  Minimum  Income Benefit
     Rider fee and applicable withdrawal charges.
     Premium taxes are not reflected in the above total returns.
**   (Commencement date of the Fund)
***  Had not commenced  operations as of Dec. 31, 1999. **** Class 2 shares were issued Jan. 6, 1999. Prior to Jan. 6, 1999, Class 2 performance  represents the historical performance results of Class 1 shares.  Performance of Class
     2 shares for periods  after its Jan. 6, 1999  inception  reflect  Class 2's additional  12b-1 fee expense,  which also affects all future  performance.
     Figures assume reinvestment of dividends and capital gains.


+ Prior to May 1, 2000, the Templeton International Securities Fund was called the Templeton International Fund and the Templeton Developing
     Markets  Securities Fund was called the Templeton  Developing Markets Fund.
     Class 2 shares  were  issued  May 1, 1997.  Prior to May 1,  1997,  Class 2 performance represents the historical performance results of Class 1 shares. Performance of Class 2 shares for periods after May 1, 1997 reflect
     Class 2's additional 12b-1 fee expense, which also affects all future performance. Figures assume reinvestment of dividends and capital gains.
++   Each of the above Funds' Class IB Shares commenced  operations on April 30,
     1998.  For  periods  prior to the  inception  dates of the Funds'  Class IB
     Shares, the performance shown is based on the historical performance of the Funds' Class IA Shares adjusted to reflect the current expenses of the Funds' Class IB Shares, including a 12b-1 fee of 0.15%.

Cumulative Total Return

Cumulative total return represents the cumulative change in the value of an investment for a given period (reflecting change in a subaccount's accumulation unit value). We compute cumulative total return by using the following formula:

                                    ERV - P
                                       P

    where:            P =  a hypothetical initial payment of $1,000
                    ERV =  Ending  Redeemable  Value of a hypothetical  $1,000 payment made at the beginning of the period, at the end of the period (or fractional portion thereof)

Total return figures reflect the deduction of the withdrawal charge which assumes you withdraw the entire contract value at the end of the one, five and ten year periods (or, if less, up to the life of the subaccount). We also may show performance figures without the deduction of a withdrawal charge. In addition, total return figures reflect the deduction of all other applicable charges including the contract administrative charge, the variable account administrative charge, the Enhanced Death Benefit Rider fee, the Guaranteed Minimum Income Benefit Rider fee and the mortality and expense risk fee.

Calculation of Yield for Subaccounts Investing in Money Market Funds

Annualized Simple Yield

For the subaccounts investing in money market funds, we base quotations of simple yield on:

     (a) the change in the value of a hypothetical subaccount (exclusive of capital changes and income other than investment income) at the beginning of a particular seven-day period;

     (b) less, a pro rata share of the subaccount expenses accrued over the period;

     (c) dividing this difference by the value of the subaccount at the beginning of the period to obtain the base period return; and

     (d)  multiplying the base period return by 365/7.

The subaccount's value includes:

o    any declared dividends;

o the value of any shares purchased with dividends paid during the period; and o any dividends declared for such shares.

It does not include:

o    the effect of any applicable withdrawal charge; or

o    any realized or unrealized gains or losses.

Annualized Compound Yield

We calculate compound yield using the base return described above, which we then compound according to the following formula:

Compound Yield = [(Base Period Return + 1)365/7] - 1

Annualized Yield Based on the Seven Day Period Ended Dec. 31, 1999

Subaccount  Investing In                      Simple Yield        Compound Yield
PCMG1       AXP(SM) Variable Portfolio -
                 Cash Management Fund             4.62%          4.73%

You must consider (when comparing an investment in subaccounts investing in money market funds with fixed annuities) that fixed annuities often provide an agreed-to or guaranteed yield for a stated period of time, whereas the subaccount's yield fluctuates. In comparing the yield of the subaccount to a money market fund, you should consider the different services that the contract provides.

Annualized Yield for Subaccounts Investing in Income Funds

For the subaccounts investing in income funds, we base quotations of yield on all investment income earned during a particular 30-day period, less expenses accrued during the period (net investment income) and compute it by dividing net investment income per accumulation unit by the value of an accumulation unit on the last day of the period, according to the following formula:

                                        YIELD = 2[(  a-b  + 1)6 - 1]
                                                     cd

where: a = dividends and investment income earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of accumulation units outstanding during the period that were entitled to receive dividends
             d = the maximum offering price per accumulation unit on the last day of the period

The subaccount earns yield from the increase in the net asset value of shares of the fund in which it invests and from dividends declared and paid by the fund, which are automatically invested in shares of the fund.

The yield on the subaccount's accumulation unit may fluctuate daily and does not provide a basis for determining future yields.

Independent rating or statistical services or publishers or publications such as those listed below may quote subaccount performance, compare it to rankings, yields or returns, or use it in variable annuity accumulation or settlement illustrations they publish or prepare.

         The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Business Daily,
         Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News & World Report, The Wall Street Journal and Wiesenberger Investment Companies Service.

CALCULATING ANNUITY PAYOUTS

The Variable Account

We do the following calculations separately for each of the subaccounts of the variable account. The separate monthly payouts, added together, make up your total variable annuity payout.

Initial Payout: To compute your first monthly payment, we:

o    determine the dollar value of your contract on the valuation date; then

o apply the result to the annuity table contained in the contract or another table at least as favorable.

The annuity table shows the amount of the first monthly payment for each $1,000 of value which depends on factors built into the table, as described below.

Annuity Units: We then convert the value of your subaccount to annuity units. To compute the number of units credited to you, we divide the first monthly payment by the annuity unit value (see below) on the valuation date. The number of units in your subaccount is fixed. The value of the units fluctuates with the performance of the underlying fund.

Subsequent Payouts: To compute later payouts, we multiply:

o the annuity unit value on the valuation date; by o the fixed number of annuity units credited to you.

Annuity Unit Values: We originally set this value at $1 for each subaccount. To calculate later values we multiply the last annuity value by the product of:

o    the net investment factor; and

o    the neutralizing factor.

The purpose of the neutralizing factor is to offset the effect of the assumed rate built into the annuity table. With an assumed investment rate of 5%, the neutralizing factor is 0.999866 for a one day valuation period.

Net Investment Factor:

We determine the net investment factor by:

o adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

o    dividing that sum by the previous adjusted net asset value per share; and

o subtracting the percentage factor representing the mortality and expense risk fee, the variable account administration charge and the Enhanced Death Benefit Rider fee (if selected) from the result.

Because the net asset value of the fund may fluctuate, the net investment factor may be greater or less than one, and the annuity unit value may increase or decrease. You bear this investment risk in a variable subaccount.

The One-Year Fixed Account

We guarantee your fixed annuity payout amounts. Once calculated, your payout will remain the same and never change. To calculate your annuity payouts we:

o take the value of your one-year fixed account at the retirement date or the date you selected to begin receiving your annuity payouts; then

o using an annuity table, we apply the value according to the annuity payout plan you select.

The annuity payout table we use will be the one in effect at the time you choose to begin your annuity payouts. The values in the table will be equal to or greater than the table in your contract.

RATING AGENCIES

The following chart reflects the ratings given to us by independent rating agencies. These agencies evaluate the financial soundness and claims-paying ability of insurance companies based on a number of different factors. This information does not relate to the management or performance of the subaccounts of the contract. This information relates only to our general account and reflects our ability to make annuity payouts and to pay death benefits and other distributions from the contract.


    Rating Agency            Rating
-----------------       ------------------
      A.M. Best           A+ (Superior)

    Duff & Phelps              AAA


       Moody's           Aa2 (Excellent)

A.M. Best's superior rating reflects our strong distribution network, favorable overall balance sheet, consistently improving profitability, adequate level of capitalization and asset/liability management expertise.

Duff & Phelps rating reflects our consistently excellent profitability record, leadership position in chosen markets, stable operating leverage and effective use of asset/liability management techniques.

Moody's excellent rating reflects our leadership position in financial planning, strong asset, liability management and good capitalization. American Enterprise Life has a strong market focus and greatly emphasizes quality service. This information applies only to fixed products invested in American Enterprise Life's General Account and reflects American Enterprise Life's ability to fulfill its obligations under its contracts. This information does not relate to the management and performance of the separate account assets associated with American Enterprise Life's variable products.

PRINCIPAL UNDERWRITER

The principal underwriter for the contract is American Express Financial Advisors Inc. (AEFA) which offers the contract on a continuous basis.

The contract is new and, therefore, we have not received any withdrawal charges or paid any commissions.

INDEPENDENT AUDITORS

The financial statements appearing in this SAI have been audited by Ernst & Young LLP (1400 Pillsbury Center, 200 South Sixth Street, Minneapolis, MN 55402) independent auditors, as stated in their report appearing herein.

FINANCIAL STATEMENTS

American Enterprise Variable Annuity Account - American Express New Solutions Variable Annuity (SM)

Annual Financial Information

Report of Independent Auditors

The Board of Directors
American Enterprise Life Insurance Company

We have audited the individual and combined statements of net assets of the segregated asset subaccounts of American Enterprise Variable Annuity Account (comprised of subaccounts PCMG1, PMGD1, PNDM1, PSCA1, PCAP1, PVAL1, PMDC1, PSMC1, PMSS1, PNDS1, PTRS1 and PGIN1) as of December 31, 1999, and the related statements of operations and changes in net assets for the periods indicated therein. These financial statements are the responsibility of the management of American Enterprise Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999 with the affiliated and unaffiliated mutual fund managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual and combined financial position of the segregated asset subaccounts of American Enterprise Variable Annuity Account (as described above) at December 31, 1999, and the individual and combined results of their operations and the changes in their net assets for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


Ernst & Young LLP
Minneapolis, Minnesota
March 17, 2000


American  Enterprise  Variable Annuity Account -- American Express New Solutions
Variable Annuity (SM)

Statements of Net Assets
December 31, 1999

                                                                Segregated Asset Subaccounts
Assets                                     PCMG1        PMGD1       PNDM1        PSCA1       PCAP1        PVAL1
Investments in shares of mutual funds and
portfolios:
  at cost                                  $ 261        $ 273       $ 262        $ 261       $ 266        $ 264
                                           -----        -----       -----        -----       -----        -----
  at market value                          $ 261        $ 279       $ 296        $ 282       $ 317        $ 287
Dividends receivable                           1           --          --           --          --           --
                                               -           --         ---          ---         ---          ---
Total assets                                 262          279         296          282         317          287
                                             ===          ===         ===          ===         ===          ===

Net assets applicable to contracts in
accumulation period                        $ 262        $ 279       $ 296        $ 282       $ 317        $ 287
                                           =====        =====       =====        =====       =====        =====
Accumulation units outstanding               260          259         257          254         251          258
                                             ===          ===         ===          ===         ===          ===
Net asset value per accumulation unit      $1.01        $1.08       $1.15        $1.11       $1.26        $1.11
                                           =====        =====       =====        =====       =====        =====

                                                                                                                  Combined
                                                                                                                  Variable
Assets                                     PMDC1        PSMC1       PMSS1        PNDS1       PTRS1        PGIN1    Account
Investments in shares of mutual funds and
portfolios:
  at cost                                  $ 196        $ 260       $ 260        $ 265       $ 260        $ 260    $ 3,088
                                           -----        -----       -----        -----       -----        -----    -------
  at market value                          $ 233        $ 349       $ 269        $ 339       $ 259        $ 254    $ 3,425
Dividends receivable                          --           --          --           --          --           --          1
                                             ---         ----        ----         ----        ----         ----      -----
Total assets                                 233          349         269          339         259          254      3,426
                                             ===          ===         ===          ===         ===          ===      =====

Net assets applicable to contracts in
accumulation period                        $ 233        $ 349       $ 269        $ 339       $ 259        $ 254    $ 3,426
                                           =====        =====       =====        =====       =====        =====    =======
Accumulation units outstanding               188          243         260          238         259          262
                                             ===          ===         ===          ===         ===          ===
Net asset value per accumulation unit      $1.24        $1.43       $1.03        $1.43       $1.00        $0.97
                                           =====        =====       =====        =====       =====        =====

See accompanying notes to financial statements.

American  Enterprise  Variable Annuity Account -- American Express New Solutions
Variable Annuity (SM)

Statements of Operations
Period ended December 31, 1999

                                                                Segregated Asset Subaccounts
Investment income                          PCMG11       PMGD11      PNDM11      PSCA11       PCAP12      PVAL12
Dividend income from mutual funds and
portfolios                                  $ 2         $ 13         $ 2         $ 2          $ 7         $ 5
Mortality and expense risk fee                1            1           1           1            1           1
                                              -            -           -           -            -           -
Investment income (loss) - net                1           12           1           1            6           4
                                              =           ==           =           =            =           =

Realized and unrealized gain (loss) on investments - net
Realized gain (loss) on sales of investments
in mutual funds and portfolios:
  Proceeds from sales                        --           --          --          --           --          --
  Cost of investments sold                   --           --          --          --           --          --
                                            ---          ---         ---         ---          ---         ---
Net realized gain (loss) on investments      --           --          --          --           --          --
Net change in unrealized appreciation or
depreciation of investments                  --            6          34          21           51          23
                                            ---            -          --          --           --          --
Net gain (loss) on investments               --            6          34          21           51          23
                                            ---            -          --          --           --          --
Net increase (decrease) in net assets
resulting from operations                   $ 1          $18        $ 35        $ 22         $ 57        $ 27
                                            ===          ===        ====        ====         ====        ====

1For the period Nov. 10, 1999 (commencement of operations) to Dec. 31, 1999.
2For the period Nov. 9, 1999 (commencement of operations) to Dec. 31, 1999.

                                                                                                                  Combined
                                                                                                                  Variable
Investment income                           PMDC1       PSMC1        PMSS1       PNDS1       PTRS1        PGIN1    Account
Dividend income from mutual funds and
portfolios                                  $ 1          $--         $--         $ 6          $--         $--        $ 38
Mortality and expense risk fee               --           --          --           1           --          --           7
                                            ---          ---         ---           -          ---         ---           -
Investment income (loss) - net                1           --          --           5           --          --          31
                                              =          ===         ===          ==          ===         ===         ===

Realized and unrealized gain (loss) on investments - net
Realized gain (loss) on sales of investments
in mutual funds and portfolios:
  Proceeds from sales                        --           --          --          --           --          --          --
  Cost of investments sold                   --           --          --          --           --          --          --
                                            ---          ---         ---         ---          ---         ---         ---
Net realized gain (loss) on investments      --           --          --          --           --          --          --
Net change in unrealized appreciation or
depreciation of investments                  37           89           9          74           (1)         (6)        337
                                             --           --           -          --           --          --         ---
Net gain (loss) on investments               37           89           9          74           (1)         (6)        337
                                             --           --           -          --           --          --         ---
Net increase (decrease) in net assets
resulting from operations                  $ 38         $ 89         $ 9        $ 79         $ (1)       $ (6)      $ 368
                                           ====         ====         ===        ====         ====        ====       =====

1For the period Nov. 9, 1999 (commencement of operations) to Dec. 31, 1999.

See accompanying notes to financial statements.

American Enterprise Variable Annuity Account -- American Express New Solutions Variable AnnuitySM

Statements of Changes in Net Assets
Period ended December 31, 1999

                                                               Segregated Asset Subaccounts
Operations                                 PCMG11       PMGD11      PNDM11      PSCA11       PCAP12      PVAL12
Investment income (loss) - net              $ 1         $ 12         $ 1         $ 1          $ 6         $ 4
Net change in unrealized appreciation or
depreciation of investments                  --            6          34          21           51          23
                                            ---            -          --          --           --          --
Net increase (decrease) in net assets
resulting from operations                     1           18          35          22           57          27
                                              =           ==          ==          ==           ==          ==

Contract transactions
Contract purchase payments                  261          261         261         260          260         260
                                            ---          ---         ---         ---          ---         ---
Net assets at beginning of year              --           --          --          --           --          --
                                            ---          ---         ---         ---          ---         ---
Net assets at end of year                 $ 262        $ 279       $ 296       $ 282        $ 317       $ 287
                                          =====        =====       =====       =====        =====       =====

Accumulation unit activity
Units outstanding at beginning of year       --           --          --          --           --          --
Contract purchase payments                  260          259         257         254          251         258
                                            ---          ---         ---         ---          ---         ---
Units outstanding at end of year            260          259         257         254          251         258
                                            ===          ===         ===         ===          ===         ===

1For the period Nov. 10, 1999 (commencement of operations) to Dec. 31, 1999.
2For the period Nov. 9, 1999 (commencement of operations) to Dec. 31, 1999.

                                                                                                                  Combined
                                                                                                                  Variable
Operations                                  PMDC1       PSMC1        PMSS1       PNDS1       PTRS1        PGIN1   Accounts
Investment income (loss) - net              $ 1          $--         $--         $ 5          $--         $--       $ 31
Net change in unrealized appreciation or
deprciation of investments                   37           89           9          74           (1)         (6)       337
                                             --           --           -          --           --          --        ---
Net increase (decrease) in net assets
resulting from operations                    38           89           9          79           (1)         (6)       368
                                             ==           ==           =          ==           ==          ==        ===

Contract transactions
Contract purchase payments                  195          260         260         260          260         260      3,058
                                            ---          ---         ---         ---          ---         ---      -----
Net assets at beginning of year              --           --          --          --           --          --         --
                                            ---          ---         ---         ---          ---         ---      -----
Net assets at end of year                 $ 233        $ 349       $ 269       $ 339        $ 259       $ 254    $ 3,426
                                          =====        =====       =====       =====        =====       =====    =======

Accumulation unit activity
Units outstanding at beginning of year       --           --          --          --           --          --
Contract purchase payments                  188          243         260         238          259         262
                                            ---          ---         ---         ---          ---         ---
Units outstanding at end of year            188          243         260         238          259         262
                                            ===          ===         ===         ===          ===         ===

1For the period Nov. 9, 1999 (commencement of operations) to Dec. 31, 1999.

See accompanying notes to financial statements.

American  Enterprise  Variable  Annuity Account - American Express New Solutions
Variable Annuity (SM)

Notes to Financial Statements

1. ORGANIZATION

American Enterprise Variable Annuity Account (the Account) was established under
Indiana law on July 15, 1987 and the subaccounts are registered together as a single unit investment trust of American Enterprise Life Insurance Company
(American  Enterprise Life) under the Investment Company Act of 1940, as amended
(the 1940 Act). Operations of the Account commenced on Feb. 21, 1995.

The Account is comprised of various subaccounts. Each subaccount invests exclusively in shares of the following mutual funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as diversified, open-end management investment companies and have the following investment managers.

Subaccount               Invests exclusively in shares of                          Investment Manager
PCMG1                    AXPSM Variable Portfolio-- Cash Management Fund           IDS Life Insurance Company 1
PMGD1                    AXPSM Variable Portfolio-- Managed Fund                   IDS Life Insurance Company 1
PNDM1                    AXPSM Variable Portfolio-- New Dimensions Fund(R)         IDS Life Insurance Company 1
PSCA1                    AXPSM Variable Portfolio-- Small Cap Advantage Fund       IDS Life Insurance Company 2
PCAP1                    AIM V.I. Capital Appreciation Fund                        A I M Advisors, Inc.
PVAL1                    AIM V.I. Value Fund                                       A I M Advisors, Inc.
PMDC1                    Fidelity VIP Mid Cap Portfolio - Service Class            FMR 3
PSMC1                    FTVIPT Franklin Small Cap Fund - Class 2                  Franklin Advisers, Inc.
PMSS1                    FTVIPT Mutual Shares Securities Fund - Class 2            Franklin Mutual Advisers, LLC
PNDS1                    MFS(R)New Discovery Series                                MFS Investment Management(R)
PTRS1                    MFS(R)Total Return Series                                 MFS Investment Management(R)
PGIN1                    Putnam VT Growth and Income Fund - Class IB  Shares       Putnam Investment Management, Inc.

1 American Express Financial  Corporation  (AEFC) is the investment  advisor.
2 AEFC  is  the  investment  advisor. Kenwood Capital  Management  LLC  is  the sub-investment advisor.
3 FMR U.K. and FMR Far East are the sub-investment advisors.

The assets of each subaccount of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by American Enterprise Life.

American Enterprise Life issues the contracts that are distributed by banks and financial institutions either directly or through a network of third-party marketers.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments in the Funds

Investments in shares of the Funds are stated at market value which is the net asset value per share as determined by the respective Funds. Investment transactions are accounted for on the date the shares are purchased and sold.
The cost of investments sold and redeemed is determined on the average cost method. Dividend distributions received from the Funds are reinvested in additional shares of the Funds and are recorded as income by the subaccounts on the ex-dividend date.

Unrealized  appreciation  or  depreciation  of investments  in the  accompanying
financial   statements   represents  the   subaccounts'   share  of  the  Funds'
undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

Federal Income Taxes

American Enterprise Life is taxed as a life insurance company. The Account is treated as part of American Enterprise Life for federal income tax purposes.
Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account.

3. MORTALITY AND EXPENSE RISK FEE

American Enterprise Life makes contractual assurances to the Account that possible future adverse changes in administrative expenses and mortality experience of the contract owners and annuitants will not affect the Account.
The mortality and expense risk fee paid to American Enterprise Life is computed daily and is equal, on an annual basis, to either 0.85% or 1.10% of the average daily net assets of the subaccounts, depending on whether the contract is qualified or non-qualified.

4. ADMINISTRATIVE CHARGE

American Enterprise Life deducts a daily charge equal, on an annual basis, to 0.15% of the average daily net assets of each subaccount as an administrative charge. This charge covers certain administrative and operating expenses of the subaccounts incurred by American Enterprise Life such as accounting, legal and data processing fees, and expenses involved in the preparation and distribution of reports and prospectuses. This charge cannot be increased.

5. CONTRACT ADMINISTRATIVE CHARGE

American Enterprise Life deducts a contract administrative charge of $40 per year on each contract anniversary. This charge cannot be increased and does not apply after annuity payouts begin. American Enterprise Life does not expect to profit from this charge. This charge reimburses American Enterprise Life for expenses incurred in establishing and maintaining the annuity records. This charge is waived when the contract value is $50,000 or more on the current contract anniversary. The $40 annual charge is deducted at the time of any full withdrawal.

6. WITHDRAWAL CHARGE

American Enterprise Life will use a withdrawal charge to help it recover certain expenses relating to the sale of the annuity. The withdrawal charge is deducted for withdrawals up to the first seven payment years following a purchase payment. Charges by American Enterprise Life for withdrawals are not identified on an individual segregated asset account basis. Charges for all segregated asset accounts amounted to $479,554 in 1999. Such charges are not treated as a separate expense of the subaccounts. They are ultimately deducted from contract withdrawal benefits paid by American Enterprise Life. This charge is waived if the withdrawal meets certain provisions as stated in the contract.

7. INVESTMENT IN SHARES

The subaccounts' investment in shares of the Funds as of Dec. 31, 1999 were as follows:

Subaccount              Investment                                                        Shares          NAV
PCMG1                   AXPSM Variable Portfolio-- Cash Management Fund                      261         1.00
PMGD1                   AXPSM Variable Portfolio-- Managed Fund                               14        19.82
PNDM1                   AXPSM Variable Portfolio-- New Dimensions Fund(R)                     13        22.86
PSCA1                   AXPSM Variable Portfolio-- Small Cap Advantage Fund                   25        11.13
PCAP1                   AIM V.I. Capital Appreciation Fund                                     9        35.58
PVAL1                   AIM V.I. Value Fund                                                    9        33.50
PMDC1                   Fidelity VIP Mid Cap Portfolio - Service Class                        15        15.24
PSMC1                   FTVIPT Franklin Small Cap Fund - Class 2                              13        26.79
PMSS1                   FTVIPT Mutual Shares Securities Fund - Class 2                        20        13.25
PNDS1                   MFS(R)New Discovery Series                                            20        17.27
PTRS1                   MFS(R)Total Return Series                                             15        17.75
PGIN1                   Putnam VT Growth and Income Fund - Class IB  Shares                    9        26.75


8. INVESTMENT TRANSACTIONS

The subaccounts' purchases of Funds' shares, including reinvestment of dividend distributions, were as follows:


Year ended Dec. 31,
Subaccount               Investment                                                         1999
PCMG11                   AXPSM Variable Portfolio-- Cash Management Fund                    $261
PMGD11                   AXPSM Variable Portfolio-- Managed Fund                             273
PNDM11                   AXPSM Variable Portfolio-- New Dimensions Fund(R)                   262
PSCA11                   AXPSM Variable Portfolio-- Small Cap Advantage Fund                 261
PCAP12                   AIM V.I. Capital Appreciation Fund                                  266
PVAL12                   AIM V.I. Value Fund                                                 264
PMDC12                   Fidelity VIP Mid Cap Portfolio - Service Class                      196
PSMC12                   FTVIPT Franklin Small Cap Fund - Class 2                            260
PMSS12                   FTVIPT Mutual Shares Securities Fund - Class 2                      260
PNDS12                   MFS(R)New Discovery Series                                          265
PTRS12                   MFS(R)Total Return Series                                           260
PGIN12                   Putnam VT Growth and Income Fund - Class IB  Shares                 260
                         Combined Variable Account                                        $3,088

1 Operations commenced on Nov. 10, 1999.
2 Operations commenced on Nov. 9, 1999.

9. YEAR 2000 (UNAUDITED)

The Year 2000 issue is the result of computer programs having been written using two digits rather than four to define a year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than 2000. This could result in the failure of major systems or miscalculations, which could have a material impact on the operations of American Enterprise Life and the Account. All of the major systems used by the American Enterprise Life and the Account are maintained by AEFC and are utilized by multiple subsidiaries and affiliates of AEFC. American Enterprise Life's and the Account's businesses are heavily dependent upon AEFC's computer systems and have significant interactions with systems of third parties.

A comprehensive review of AEFC's computer systems and business processes, including those specific to American Enterprise Life and the Account, was conducted to identify the major systems that could be affected by the Year 2000 issue. Steps were taken to resolve potential problems including modification to existing software and the purchase of new software. As of Dec. 31, 1999, AEFC had completed its program of corrective measures on its internal systems and applications, including Year 2000 compliance testing. As of Dec. 31, 1999, AEFC had also completed an evaluation of the Year 2000 readiness of other third parties whose system failures could have an impact on American Enterprise Life's and the Account's operations.

AEFC's Year 2000 project also included establishing Year 2000 contingency plans for all key business units. Business continuation plans, which address business continuation in the event of a system disruption, are in place for all key business units. As of Dec. 31, 1999, these plans had been amended to include specific Year 2000 considerations.

In assessing its Year 2000 initiatives and the results of actual production since Jan. 1, 2000, management believes no material adverse consequences were experienced, and there was no material effect on American Enterprise Life's and the Account's business, results of operations, or financial condition as a result of the Year 2000 issue.

PART C.

Item 24.      Financial Statements and Exhibits

(a)   Financial Statements included in Part A of this Registration Statement:

      American Enterprise Life Insurance Company

      Report of Independent Auditors dated Feb. 3, 2000.
      Balance sheets as of Dec. 31, 1999 and 1998.
      Statements of Income for the years ended Dec. 31, 1999, 1998, and 1997. Statement of Stockholders Equity for the three years ended Dec. 31, 1999 Statements of Cash Flows for the years ended Dec. 31, 1999, 1998 and 1997. Notes to Financial Statements.

      Financial Statements included in Part B of this Registration Statement:

      American Enterprise Variable Annuity Account

      Report of Independent Auditors dated March 17, 2000.
      Statements of Net Assets for the year ended Dec. 31, 1999.
      Statements of Operations for the year ended Dec. 31, 1999.
      Statements of Changes in Net Assets for the period ended Dec. 31, 1999. Notes to Financial Statements.

(b)      Exhibits:

1.1 Resolution of the Executive Committee of the Board of Directors of American Enterprise Life establishing the American Enterprise Variable Annuity Account dated July 15, 1987, filed electronically as Exhibit 1 to American Enterprise Life Personal Portfolio Plus 2's Initial Registration Statement No. 33-54471, filed on or about July 5, 1994, is incorporated by reference.

1.2 Resolution of the Board of Directors of American Enterprise Life establishing 15 additional Subaccounts within the separate account dated Feb. 2, 2000, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement no. 333-92297 filed on or about Feb. 11, 2000, is incorporated by reference..

1.3 Resolution of the board of Directors of American Enterprise Life establishing 141 additional subaccounts within the separate account dated April 25, 2000, filed electronically herewith.

2.       Not applicable.

3.       Form of Selling Agreement, filed electronically herewith.

4.1 Form of Deferred Annuity Contract (form 240343), filed electronically as Exhibit 4.1 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement no. 333-92297 filed on or about Feb. 11, 2000, is incorporated by reference.

4.2 Form of Performance Credit Rider (form 240349), filed electronically as Exhibit 4.2 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement no. 333-92297 filed on or about Feb 11, 2000, is incorporated by reference.

4.3 Form of Maximum Anniversary Value Death Benefit Rider (240346), filed electronically as Exhibit 4.3 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement no. 333-92297 filed on or about Feb 11, 2000, is incorporated by reference.

4.4 Form of Guaranteed Minimum Income Benefit Rider (form 240350), filed electronically as Exhibit 4.4 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement no. 333-92297 filed on or about Feb. 11, 2000, is incorporated by reference.

4.5      Form of Roth IRA  Endorsement  (form  43094) filed  electronically  as
         Exhibit 4.2 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865, filed on or about Aug. 4, 1999, is incorporated by reference.

4.6 Form of SEP-IRA (form 43433) filed electronically as Exhibit 4.3 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865, filed on or about Aug. 4, 1999, is incorporated by reference.

5. Form of Variable Annuity Application (form 240345), filed electronically as Exhibit 5 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement no. 333-92297 filed on or about Feb. 11, 2000, is incorporated by reference.

6.1 Amendment and Restatement of Articles of Incorporation of American Enterprise Life dated July 29, 1986, filed electronically as Exhibit
         6.1 to American Enterprise Life Personal Portfolio Plus 2's Initial Registration Statement No. 33-54471, filed on or about July 5, 1994, is incorporated by reference.

6.2      Amended By-Laws of American  Enterprise Life, filed  electronically as
         Exhibit 6.2 to American Enterprise Life Personal Portfolio Plus 2's Initial Registration Statement No. 33-54471, filed on or about July 5, 1994, is incorporated by reference.

7.       Not applicable.

8.       Copy of Participation Agreement to be filed by amendment.

9. Opinion of counsel and consent to its use as to the legality of the securities being registered dated April 28, 2000, filed electronically herewith.

10.      Consent  of  Independent   Auditors   dated  April  24,  2000,   filed
         electronically herewith.

11.      None.

12.      Not applicable.

13.      Copy of schedule for computation of each performance quotation provided
         in  the   Registration   Statement   in  response  to  Item  21,  filed
         electronically herewith.

14.      Not applicable.

15. Power of Attorney to sign this Registration Statement, dated July 29, 1999, filed electronically as Exhibit 15 to Registrant's Initial Registration Statement No. 333-85567, filed on or about Aug. 19, 1999 is incorporated by reference.

Item 25.      Directors and Officers of the Depositor
              (American Enterprise Life Insurance Company)

Name                       Principal Business Address             Positions and Offices with Depositor
-------------------------- -------------------------------------- --------------------------------------

James E. Choat             200 AXP Financial Center               Director, President and Chief
                           Minneapolis, MN  55474                 Executive Officer

Lorraine R. Hart           200 AXP Financial Center               Vice President, Investments
                           Minneapolis, MN  55474

Jeffrey S. Horton          200 AXP Financial Center               Vice President and Treasurer
                           Minneapolis, MN  55474






Richard W. Kling           200 AXP Financial Center               Director and Chairman of the Board
                           Minneapolis, MN  55474

Bruce A. Kohn              200 AXP Financial Center               Vice President, Group Counsel and
                           Minneapolis, MN  55474                 Assistant Secretary

Paul S. Mannweiler         Indianapolis Power and Light           Director
                           One Monument Circle
                           P.O. Box 1595
                           Indianapolis, IN  46206-1595

Eric L. Marhoun            200 AXP Financial Center               Vice President, Group Counsel and
                           Minneapolis, MN  55474                 Assistant Secretary

Paula R. Meyer             200 AXP Financial Center               Director and Executive Vice
                           Minneapolis, MN  55474                 President, Assured Assets

Mary Ellyn Minenko         200 AXP Financial Center               Vice President, Group Counsel and
                           Minneapolis, MN  55474                 Assistant Secretary

Stuart A. Sedlacek         200 AXP Financial Center               Executive Vice President
                           Minneapolis, MN  55474

William A. Stoltzmann      200 AXP Financial Center               Director, Vice President, General
                           Minneapolis, MN  55474                 Counsel and Secretary

Philip C. Wentzel          200 AXP Financial Center               Vice President and Controller
                           Minneapolis, MN  55474

Item 26. Persons Controlled by or Under Common Control with the Depositor or
           Registrant

         American Enterprise Life Insurance Company is a wholly-owned subsidiary of IDS Life Insurance Company which is a wholly-owned subsidiary of American Express Financial Corporation. American Express Financial Corporation is a wholly-owned subsidiary of American Express Company (American Express).

The following list includes the names of major subsidiaries of American Express.

                                                              Jurisdiction of
                   Name of Subsidiary                          Incorporation
                   ------------------                         ---------------
I. Travel Related Services

     American Express Travel Related Services Company, Inc.     New York

II. International Banking Services

     American Express Bank Ltd.                                 Connecticut

III. Companies engaged in Financial Services

     Advisory Capital Strategies Group Inc.                     Minnesota
     American Centurion Life Assurance Company                  New York
     American Enterprise Investment Services Inc.               Minnesota
     American Enterprise Life Insurance Company                 Indiana
     American Express Asset Management Group Inc.               Minnesota
     American Express Asset Management International Inc.       Delaware

     American Express Asset Management International
       (Japan) Ltd.                                             Japan
     American Express Asset Management Ltd.                     England
     American Express Client Service Corporation                Minnesota
     American Express Corporation                               Delaware
     American Express Financial Advisors Inc.                   Delaware
     American Express Financial Corporation                     Delaware
     American Express Insurance Agency of Arizona Inc.          Arizona
     American Express Insurance Agency of Idaho Inc.            Idaho
     American Express Insurance Agency of Nevada Inc.           Nevada
     American Express Insurance Agency of Oregon Inc.           Oregon
     American Express Minnesota Foundation                      Minnesota
     American Express Property Casualty Insurance Agency
       of Kentucky Inc.                                         Kentucky
     American Express Property Casualty Insurance Agency
       of Maryland Inc.                                         Maryland
     American Express Property Casualty Insurance Agency
       of Pennsylvania Inc.                                     Pennsylvania
     American Express Trust Company                             Minnesota
     American Partners Life Insurance Company                   Arizona
     IDS Cable Corporation                                      Minnesota
     IDS Cable II Corporation                                   Minnesota
     IDS Capital Holdings Inc.                                  Minnesota
     IDS Certificate Company                                    Delaware
     IDS Futures Corporation                                    Minnesota
     IDS Insurance Agency of Alabama Inc.                       Alabama
     IDS Insurance Agency of Arkansas Inc.                      Arkansas
     IDS Insurance Agency of Massachusetts Inc.                 Massachusetts
     IDS Insurance Agency of New Mexico Inc.                    New Mexico
     IDS Insurance Agency of North Carolina Inc.                North Carolina
     IDS Insurance Agency of Utah Inc.                          Utah
     IDS Insurance Agency of Wyoming Inc.                       Wyoming
     IDS Life Insurance Company                                 Minnesota
     IDS Life Insurance Company of New York                     New York
     IDS Management Corporation                                 Minnesota
     IDS Partnership Services Corporation                       Minnesota
     IDS Plan Services of California, Inc.                      Minnesota
     IDS Property Casualty Insurance Company                    Wisconsin
     IDS Real Estate Services, Inc.                             Delaware
     IDS Realty Corporation                                     Minnesota
     IDS Sales Support Inc.                                     Minnesota
     IDS Securities Corporation                                 Delaware
     Investors Syndicate Development Corp.                      Nevada
     Public Employee Payment Company                            Minnesota

Item 27.   Number of Contract owners

           Not applicable.

Item 28.   Indemnification

           The By-Laws of the depositor provide that the Corporation shall have the power to indemnify a director, officer, agent or employee of the Corporation pursuant to the provisions of applicable statues or pursuant to contract.

           The Corporation may purchase and maintain insurance on behalf of any director, officer, agent or employee of the Corporation against any liability asserted against or incurred by the director, officer, agent or employee in such capacity or arising out of the director's, officer's, agent's or employee's status as such, whether or not the Corporation would have the power to indemnify the director, officer, agent or employee against such liability under the provisions of applicable law.

           The By-Laws of the depositor provide that it shall indemnify a director, officer, agent or employee of the depositor pursuant to the provisions of applicable statutes or pursuant to contract.

           Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters.

(a) American Express Financial Advisors acts as principal underwriter for the following investment companies:

         AXP Bond Fund, Inc.; AXP California Tax-Exempt Trust; AXP Discovery Fund, Inc.; AXP Equity Select Fund, Inc.; AXP Extra Income Fund, Inc.; AXP Federal Income Fund, Inc.; AXP Global Series, Inc.; AXP Growth Series, Inc.; AXP High Yield Tax-Exempt Fund, Inc.; AXP International Fund, Inc.; AXP Investment Series, Inc.; AXP Managed Series, Inc.; AXP Market Advantage Series, Inc.; AXP Money Market Series, Inc.; AXP New Dimensions Fund, Inc.; AXP Precious Metals Fund, Inc.; AXP Progressive Fund, Inc.; AXP Selective Fund, Inc.; AXP Special Tax-Exempt Series Trust; AXP Stock Fund, Inc.; AXP Strategy Series, Inc.; AXP Tax-Exempt Series, Inc.; AXP Tax-Free Money Fund, Inc.; AXP Utilities Income Fund, Inc., Growth Trust; Growth and Income Trust; Income Trust; Tax-Free Income Trust; World Trust; IDS Certificate Company; Strategist Income Fund, Inc.; Strategist Growth Fund, Inc.; Strategist Growth and Income Fund, Inc.; Strategist World Fund, Inc. and Strategist Tax-Free Income Fund, Inc.


(b)  As to each director, officer or partner of the principal underwriter:


Name and Principal Business Address   Position and Offices with
                                      Underwriter
------------------------------------- -----------------------------------

Ronald. G. Abrahamson                 Vice President - Business
200 AXP Financial Center              Transformation
Minneapolis, MN  55474

Douglas A. Alger                      Senior Vice President - Human
200 AXP Financial Center              Resources
Minneapolis, MN  55474

Peter J. Anderson                     Senior Vice President -
200 AXP Financial Center              Investment Operations
Minneapolis, MN  55474

Ward D. Armstrong                     Senior Vice President -
200 AXP Financial Center              Retirement Services
Minneapolis, MN  55474

John M. Baker                         Vice President - Plan Sponsor
200 AXP Financial Center              Services
Minneapolis, MN  55474

Joseph M. Barsky, III                 Vice President - Mutual Fund
200 AXP Financial Center              Equities
Minneapolis, MN  55474

Timothy V. Bechtold                   Vice President - Risk Management
200 AXP Financial Center              Products
Minneapolis, MN  55474

John D. Begley                        Group Vice President -
Suite 100                             Ohio/Indiana
7760 Olentangy River Rd.
Columbus, OH  43235

Brent L. Bisson                       Group Vice President - Los
Suite 900                             Angeles Metro
E. Westside Twr
11835 West Olympic Blvd.
Los Angeles, CA  90064

John C. Boeder                        Vice President - Nonproprietary
200 AXP Financial Center              Products
Minneapolis, MN  55474

Walter K. Booker                      Group Vice President - New Jersey
200 AXP Financial Center
Minneapolis, MN  55474

Bruce J. Bordelon                     Group Vice President - San
1333 N. California Blvd., Suite 200   Francisco Bay Area
Walnut Creek, CA  94596

Charles R. Branch                     Group Vice President - Northwest
Suite 200
West 111 North River Dr.
Spokane, WA  99201

Douglas W. Brewers                    Vice President - Sales Support
200 AXP Financial Center
Minneapolis, MN  55474

Karl J. Breyer                        Corporate Senior Vice President
200 AXP Financial Center
Minneapolis, MN  55474

Cynthia M. Carlson                    Vice President - American Express
200 AXP Financial Center              Securities Services
Minneapolis, MN  55474

Mark W. Carter                        Senior Vice President and Chief
200 AXP Financial Center              Marketing Officer
Minneapolis, MN  55474

James E. Choat                        Senior Vice President - Third
200 AXP Financial Center              Party Distribution
Minneapolis, MN  55474

Kenneth J. Ciak                       Vice President and General
IDS Property Casualty                 Manager - IDS Property Casualty
1400 Lombardi Avenue
Green Bay, WI  54304

Paul A. Connolly                      Vice President - Advisor
200 AXP Financial Center              Staffing, Training and Support
Minneapolis, MN  55474

Henry J. Cormier                      Group Vice President - Connecticut
Commerce Center One
333 East River Drive
East Hartford, CT  06108

John M. Crawford                      Group Vice President -
Suite 200                             Arkansas/Springfield/Memphis
10800 Financial Ctr Pkwy
Little Rock, AR  72211

Kevin F. Crowe                        Group Vice President -
Suite 312                             Carolinas/Eastern Georgia
7300 Carmel Executive Pk
Charlotte, NC  28226

Colleen Curran                        Vice President and Assistant
200 AXP Financial Center              General Counsel
Minneapolis, MN  55474

Luz Maria Davis                       Vice President - Communications
200 AXP Financial Center
Minneapolis, MN  55474

Arthur E. DeLorenzo                   Group Vice President - Upstate
4 Atrium Drive, #100                  New York
Albany, NY  12205

Scott M. DiGiammarino                 Group Vice President -
Suite 500                             Washington/Baltimore
8045 Leesburg Pike
Vienna, VA  22182

Bradford L. Drew                      Group Vice President - Eastern
Two Datran Center                     Florida
Penthouse One B
9130 S. Dadeland Blvd.
Miami, FL  33156

Douglas K. Dunning                    Vice President - Assured Assets
200 AXP Financial Center              Product Development and Management
Minneapolis, MN  55474

James P. Egge                         Group Vice President - Western
4305 South Louise, Suite 202          Iowa, Nebraska, Dakotas
Sioux Falls, SD  57103

Gordon L. Eid                         Senior Vice President, General
200 AXP Financial Center              Counsel and Chief Compliance
Minneapolis, MN  55474                Officer

Robert M. Elconin                     Vice President - Government
200 AXP Financial Center              Relations
Minneapolis, MN  55474

Phillip W. Evans,                     Group Vice President - Rocky
Suite 600                             Mountain
6985 Union Park Center
Midvale, UT  84047-4177

Gordon M. Fines                       Vice President - Mutual Fund
200 AXP Financial Center              Equity Investments
Minneapolis, MN  55474

Douglas L. Forsberg                   Vice President - International
200 AXP Financial Center
Minneapolis, MN  55474

Jeffrey P. Fox                        Vice President and Corporate
200 AXP Financial Center              Controller
Minneapolis, MN  55474

William P. Fritz                      Group Vice President - Gateway
Suite 160
12855 Flushing Meadows Dr.
St. Louis, MO  63131

Carl W. Gans                          Group Vice President - Twin City
8500 Tower Suite 1770                 Metro
8500 Normandale Lake Blvd.
Bloomington, MN  55437

Peter A. Gallus                       Vice President-Investment
200 AXP Financial Center              Administration
Minneapolis, MN  55474

Derek G. Gledhill                     Vice President - Integrated
200 AXP Financial Center              Financial Services Field
Minneapolis, MN  55474                Implementation

David A. Hammer                       Vice President and Marketing
200 AXP Financial Center              Controller
Minneapolis, MN  55474

Teresa A. Hanratty                    Senior Vice President-Field
Suites 6&7                            Management
169 South River Road
Bedford, NH  03110

Robert L. Harden                      Group Vice President - Boston
Two Constitution Plaza                Metro
Boston, MA  02129

Lorraine R. Hart                      Vice President - Insurance
200 AXP Financial Center              Investments
Minneapolis, MN  55474

Scott A. Hawkinson                    Vice President and Controller -
200 AXP Financial Center              Private Client Group
Minneapolis, MN  55474

Brian M. Heath                        Senior Vice President and General
Suite 150                             Sales Manager
801 E. Campbell Road
Richardson, TX  75081

Janis K. Heaney                       Vice President - Incentive
200 AXP Financial Center              Management
Minneapolis, MN  55474

Jon E. Hjelm                          Group Vice President - Rhode
310 Southbridge Street                Island/Central - Western
Auburn, MA  01501                     Massachusetts

David J. Hockenberry                  Group Vice President - Tennessee
30 Burton Hills Blvd.                 Valley
Suite 175
Nashville, TN  37215

Jeffrey S. Horton                     Vice President and Treasurer
200 AXP Financial Center
Minneapolis, MN  55474

David R. Hubers                       Chairman, President and Chief
200 AXP Financial Center              Executive Officer
Minneapolis, MN  55474

Debra A. Hutchinson                   Vice President - Relationship
200 AXP Financial Center              Leader
Minneapolis, MN  55474

James M. Jensen                       Vice President and
200 AXP Financial Center              Controller-Advice and Retail
Minneapolis, MN  55474                Distribution Group

Marietta L. Johns                     Senior Vice President - Field
200 AXP Financial Center              Management
Minneapolis, MN  55474

Nancy E. Jones                        Vice President - Business
200 AXP Financial Center              Development
Minneapolis, MN  55474

Ora J. Kaine                          Vice President - Financial
200 AXP Financial Center              Advisory Services
Minneapolis, MN  55474

Linda B. Keene                        Vice President - Market
200 AXP Financial Center              Development
Minneapolis, MN  55474

G. Michael Kennedy                    Vice President - Senior Portfolio
200 AXP Financial Center              Manager
Minneapolis, MN  55474

Richard W. Kling                      Senior Vice President - Products
200 AXP Financial Center
Minneapolis, MN  55474

John M. Knight                        Vice President - Investment
200 AXP Financial Center              Accounting
Minneapolis, MN  55474

Paul F. Kolkman                       Vice President - Actuarial Finance
200 AXP Financial Center
Minneapolis, MN  55474

Claire Kolmodin                       Vice President - Service Quality
200 AXP Financial Center
Minneapolis, MN  55474

David S. Kreager                      Group Vice President - Greater
Suite 108                             Michigan
Trestle Bridge V
5126 Lovers Lane
Kalamazoo, MI  49002

Steven C. Kumagai                     Director and Senior Vice
200 AXP Financial Center              President-Direct and Interactive
Minneapolis, MN  55474                Group

Mitre Kutanovski                      Group Vice President - Chicago
Suite 680                             Metro
8585 Broadway
Merrillville, IN  48410

Kurt A. Larson                        Vice President - Senior Portfolio
200 AXP Financial Center              Manager
Minneapolis, MN  55474

Lori J. Larson                        Vice President - Brokerage and
200 AXP Financial Center              Direct Services
Minneapolis, MN  55474

Daniel E. Laufenberg                  Vice President and Chief U.S.
200 AXP Financial Center              Economist
Minneapolis, MN  55474

Jane W. Lee                           Vice President - New Business
200 AXP Financial Center              Development and Marketing
Minneapolis, MN  55474

Peter A. Lefferts                     Senior Vice President - Corporate
200 AXP Financial Center              Strategy and Development
Minneapolis, MN  55474

Douglas A. Lennick                    Director and Executive Vice
200 AXP Financial Center              President - Private Client Group
Minneapolis, MN  55474

Fred A. Mandell                       Vice President - Field Marketing
200 AXP Financial Center              Readiness
Minneapolis, MN  55474

Daniel E. Martin                      Group Vice President - Pittsburgh
Suite 650                             Metro
5700 Corporate Drive
Pittsburgh, PA  15237

Timothy J. Masek                      Vice President and Director of
200 AXP Financial Center              Global Research
Minneapolis, MN  55474

Sarah A. Mealey                       Vice President - Mutual Funds
200 AXP Financial Center
Minneapolis, MN  55474

Paula R. Meyer                        Vice President - Assured Assets
200 AXP Financial Center
Minneapolis, MN  55474

William P. Miller                     Vice President and Senior
200 AXP Financial Center              Portfolio Manager
Minneapolis, MN  55474

Shashank B. Modak                     Vice President - Technology Leader
200 AXP Financial Center
Minneapolis, MN  55474

Pamela J. Moret                       Vice President - Variable Assets
200 AXP Financial Center
Minneapolis, MN  55474

Barry J. Murphy                       Senior Vice President - Client
200 AXP Financial Center              Service
Minneapolis, MN  55474

Mary Owens Neal                       Vice President-Consumer Marketing
200 AXP Financial Center
Minneapolis, MN  55474

Thomas V. Nicolosi                    Group Vice President - New York
Suite 220                             Metro Area
500 Mamaroneck Avenue
Harrison, NY  10528

Michael J. O'Keefe                    Vice President - Advisory
200 AXP Financial Center              Business Systems
Minneapolis, MN  55474

James R. Palmer                       Vice President - Taxes
200 AXP Financial Center
Minneapolis, MN  55474

Marc A. Parker                        Group Vice President -
10200 SW Greenburg Road               Portland/Eugene
Suite 110
Portland, OR  97223

Carla P. Pavone                       Vice President-Compensation
200 AXP Financial Center              Services and ARD Product
Minneapolis, MN  55474                Distribution

Thomas P. Perrine                     Senior Vice President - Group
200 AXP Financial Center              Relationship Leader/American
Minneapolis, MN  55474                Express Technologies Financial
                                      Services

Susan B. Plimpton                     Vice President - Marketing
200 AXP Financial Center              Services
Minneapolis, MN  55474

Larry M. Post                         Group Vice President -
One Tower Bridge                      Philadelphia Metro and Northern
100 Front Street, 8th Fl              New England
West Conshohocken, PA  19428

Ronald W. Powell                      Vice President and Assistant
200 AXP Financial Center              General Counsel
Minneapolis, MN  55474

Diana R. Prost                        Group Vice President -
3030 N.W. Expressway                  Kansas/Oklahoma
Suite 900
Oklahoma City, OK  73112

James M. Punch                        Vice President and Project
200 AXP Financial Center              Manager - Platform I Value
Minneapolis, MN  55474                Enhanced

Frederick C. Quirsfeld                Senior Vice President - Fixed
200 AXP Financial Center              Income
Minneapolis, MN  55474

Rollyn C. Renstrom                    Vice President - Corporate
200 AXP Financial Center              Planning and Analysis
Minneapolis, MN  55474

R. Daniel Richardson                  Group Vice President - Southern
Suite 800                             Texas
Arboretum Plaza One
9442 Capital of Texas Hwy. N
Austin, TX  78759

ReBecca K. Roloff                     Senior Vice President - Field
200 AXP Financial Center              Management and Financial Advisory
Minneapolis, MN  55474                Service

Stephen W. Roszell                    Senior Vice President -
200 AXP Financial Center              Institutional
Minneapolis, MN  55474

Max G. Roth                           Group Vice President -
Suite 201 S. IDS Ctr                  Wisconsin/Upper Michigan
1400 Lombardi Avenue
Green Bay, WI  54304

Erven A. Samsel                       Senior Vice President - Field
45 Braintree Hill Park                Management
Suite 402
Braintree, MA  02184

Theresa M. Sapp                       Vice President - Relationship
200 AXP Financial Center              Leader
Minneapolis, MN  55474

Russell L. Scalfano                   Group Vice President -
Suite 201                             Illinois/Indiana/Kentucky
101 Plaza East Blvd.
Evansville, IN  47715

William G. Scholz                     Group Vice President -
Suite 205                             Arizona/Las Vegas
7333 E. Doubletree Ranch Rd
Scottsdale, AZ  85258

Stuart A. Sedlacek                    Senior Vice President and Chief
200 AXP Financial Center              Financial Officer
Minneapolis, MN  55474

Donald K. Shanks                      Vice President - Property Casualty
200 AXP Financial Center
Minneapolis, MN  55474

Judy P. Skoglund                      Vice President - Quality and
200 AXP Financial Center              Service Support
Minneapolis, MN  55474

James B. Solberg                      Group Vice President - Eastern
466 Westdale Mall                     Iowa Area
Cedar Rapids, IA  52404

Bridget Sperl                         Vice President - Geographic
200 AXP Financial Center              Service Teams
Minneapolis, MN  55474

Paul J. Stanislaw                     Group Vice President - Southern
Suite 1100                            California
Two Park Plaza
Irvine, CA  92714

Lisa A. Steffes                       Vice President - Marketing Offer
200 AXP Financial Center              Development
Minneapolis, MN  55474

Lois A. Stilwell                      Group Vice President - Outstate
Suite 433                             Minnesota Area/North
9900 East Bren Road                   Dakota/Western Wisconsin
Minnetonka, MN  55343

William A. Stoltzmann                 Vice President and Assistant
200 AXP Financial Center              General Counsel
Minneapolis, MN  55474

James J. Strauss                      Vice President and General Auditor
200 AXP Financial Center
Minneapolis, MN  55474

Jeffrey J. Stremcha                   Vice President - Information
200 AXP Financial Center              Resource Management/ISD
Minneapolis, MN  55474

Barbara Stroup Stewart                Vice President - Channel
200 AXP Financial Center              Development
Minneapolis, MN  55474

Craig P. Taucher                      Group Vice President -
Suite 150                             Orlando/Jacksonville
4190 Belfort Road
Jacksonville, FL  32216

Neil G. Taylor                        Group Vice President -
Suite 425                             Seattle/Tacoma/Hawaii
101 Elliott Avenue West
Seattle, WA  98119

John R. Thomas                        Senior Vice President
200 AXP Financial Center
Minneapolis, MN  55474

Keith N. Tufte                        Vice President and Director of
200 AXP Financial Center              Equity Research
Minneapolis, MN  55474

Peter S. Velardi                      Group Vice President -
Suite 180                             Atlanta/Birmingham
1200 Ashwood Parkway
Atlanta, GA  30338

Charles F. Wachendorfer               Group Vice President - Detroit
Suite 100                             Metro
Stanford Plaza II
7979 East Tufts Ave. Pkwy
Denver, CO  80237

Donald F. Weaver                      Group Vice President - Greater
3500 Market Street, Suite 200         Pennsylvania
Camp Hill, PA  17011

Norman Weaver Jr.                     Senior Vice President - Alliance
1010 Main St., Suite 2B               Group
Huntington Beach, CA  92648

Michael L. Weiner                     Vice President - Tax Research and
200 AXP Financial Center              Audit
Minneapolis, MN  55474

Jeffry M. Welter                      Vice President - Equity and Fixed
200 AXP Financial Center              Income Trading
Minneapolis, MN  55474

Thomas L. White                       Group Vice President - Cleveland
Suite 200                             Metro
28601 Chagrin Blvd.
Woodmere, OH  44122

Eric S. Williams                      Group Vice President - Virginia
Suite 250
3951 Westerre Parkway
Richmond, VA  23233

William J. Williams                   Group Vice President - Western
Two North Tamiami Trail               Florida
Suite 702
Sarasota, FL  34236

Edwin M. Wistrand                     Vice President and Assistant
200 AXP Financial Center              General Counsel
Minneapolis, MN  55474

Michael D. Wolf                       Vice President - Senior Portfolio
200 AXP Financial Center              Manager
Minneapolis, MN  55474

Michael R. Woodward                   Senior Vice President - Field
32 Ellicott St.                       Management
Suite 100
Batavia, NY  14020

Rande L. Zellers                      Group Vice President-Gulf States
1 Galleria Blvd., Suite 1900
Metairie, LA  70001

Item 29(c)

                        Net Underwriting
Name of Principal       Discounts and         Compensation on      Brokerage
Underwriter             Commissions           Redemption           Commissions           Compensation

American Express        $5,924,368            $479,554             None                  None
Financial Advisors
Inc.


Item 30.   Location of Accounts and Records

           American Enterprise Life Insurance Company
           829 AXP Financial Center
           Minneapolis, MN 55474

Item 31.   Management Services

           Not applicable.

Item 32.   Undertakings

           (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

           (b) Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

           (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to American Enterprise Life Contract Owner Service at the address or phone number listed in the prospectus.

           (d) Registrant represents that it is relying upon the no-action assurance given to the American Council of Life Insurance (pub. avail. Nov. 28, 1998). Further, Registrant represents that it has complied with the provisions of paragraphs (1)-(4) of that no-action letter.

           (e) The sponsoring insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, American Enterprise Life Insurance Company, on behalf of the Registrant, certifies that it meets the requirements of the Securities Act Rule 485(b) for effectiveness of the Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Minneapolis, and State of Minnesota, on the 28th day of April, 2000.

                         AMERICAN ENTERPRISE VARIABLE ANNUITY ACCOUNT
                                      (Registrant)

                         By American Enterprise Life Insurance Company
                                      (Sponsor)

                         By /s/       James E. Choat*
                                      James E. Choat
                      President and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 28th day of April, 2000.

Signature                                           Title

/s/  James E. Choat*                        Director, President and
     James E. Choat                         Chief Executive Officer

/s/  Jeffrey S. Horton*                     Vice President and Treasurer
     Jeffrey S. Horton

/s/  Richard W. Kling*                      Chairman of the Board
     Richard W. Kling

/s/  Paul S. Mannweiler                     Director
     Paul S. Mannweiler

/s/  Paula R. Meyer*                        Executive Vice President,
     Paula R. Meyer                         Assured Assets

/s/  William A. Stoltzmann*                 Director, Vice President,
     William A. Stoltzmann                  General Counsel and Secretary

/s/  Philip C. Wentzel*                     Vice President and Controller
     Philip C. Wentzel

*Signed pursuant to Power of Attorney, dated July 29, 1999, filed electronically as Exhibit 15 to Registrant's Initial Registration Statement No. 333-85567, filed on or about Aug. 19, 1999 is incorporated by reference.



By:  _________________________
     Mary Ellyn Minenko

CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 1 TO REGISTRATION STATEMENT
  NO. 333-92297

This Registration Statement is comprised of the following papers and documents:

The Cover Page.

Part A.

     The prospectus.

Part B.

     Statement of Additional Information.

Part C.

     Other Information.

     The signatures.

     Exhibits.